UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Brickell Biotech, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

BRICKELL BIOTECH, INC.
5777 Central Avenue, Suite 102
Boulder, CO 80301
(720) 505-4755
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 19, 2021
TO THE STOCKHOLDERS OF BRICKELL BIOTECH, INC.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Brickell Biotech, Inc., a Delaware corporation (the “Company”), will be held on April 19, 2021, at 10 a.m. (Mountain Time) at the offices of Brickell Biotech, Inc., 5777 Central Avenue, Suite 102, Boulder, Colorado 80301 (the “Annual Meeting”), for the following purposes:
1.To elect two nominees named herein as Class II directors to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are elected;
2.To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021;
3.To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) from 100,000,000 to 300,000,000;
4.To approve amendments to the Company’s 2020 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) to increase the number of shares of Common Stock authorized for issuance under the Omnibus Plan, and the number of such shares that can be delivered in respect of incentive stock options, by 4,000,000 shares;
5.To approve the Brickell Biotech, Inc. Employee Stock Purchase Plan;
6.To approve the issuance of more than 20% of our Common Stock pursuant to a purchase agreement with Lincoln Park Capital Fund, LLC, for purposes of Nasdaq Listing Rule 5635(d); and
7.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice.
The Board of Directors has fixed the close of business on February 25, 2021, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ ROBERT B. BROWN
Robert B. Brown
Chief Executive Officer

Boulder, Colorado
March [15], 2021
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2021.
This Notice of Annual Meeting and the Proxy Statement are available at www.proxyvote.com.

BRICKELL BIOTECH, INC.
5777 Central Avenue, Suite 102
Boulder, CO 80301
(720) 505-4755
PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 19, 2021
This proxy statement and, if this proxy was mailed to you, the enclosed proxy card, are being furnished to holders of shares of common stock of Brickell Biotech, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 19, 2021 at 10 a.m., Mountain Time, or at any adjournments or postponements thereof, for the purposes set forth herein. The Annual Meeting will be held at the offices of Brickell Biotech, Inc., 5777 Central Avenue, Suite 102, Boulder, Colorado 80301.
We intend to mail a notice regarding the internet availability of proxy materials (the “Notice”) and to make this proxy statement available, or to mail the proxy statement and proxy card, as applicable, commencing on or about March [15], 2021. We will pay for the cost of soliciting proxies to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2021.
This Notice of Annual Meeting and the Proxy Statement are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
What am I voting on?
The following proposals are scheduled for a vote at the Annual Meeting:
•To elect two nominees named herein as Class II directors to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are elected;
•To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021;
•To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) from 100,000,000 to 300,000,000;
•To approve amendments to the Company’s 2020 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) to increase the number of shares of Common Stock authorized for issuance under the Omnibus Plan, and the number of such shares that can be delivered in respect of incentive stock options, by 4,000,000 shares;
•To approve the Brickell Biotech, Inc. Employee Stock Purchase Plan; and
•To approve the issuance of more than 20% of our Common Stock pursuant to a purchase agreement with Lincoln Park Capital Fund, LLC, for purposes of Nasdaq Listing Rule 5635(d).
1

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on February 25, 2021 (the “Record Date”), will be entitled to vote at the Annual Meeting. On this record date, there were 66,635,452 shares of the Company’s Common Stock outstanding and entitled to vote.
Am I a stockholder of record?
If at the close of business on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, then you are a stockholder of record.
What if my shares are not registered directly in my name but are held in street name?
If at the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.
If I am a stockholder of record of the Company’s shares, how do I cast my vote?
If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.
If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the telephone, on the Internet, or using a proxy card that you may request or that we may elect to deliver at a later time.
The procedures for voting by proxy are as follows:
•To vote by proxy on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card.
•To vote by proxy using a proxy card that may be delivered, complete, sign and date your proxy card and return it promptly in the envelope provided. If you wish to request a proxy card, please follow the instructions for requesting proxy materials in the Notice.
•To vote by proxy over the telephone, dial the toll-free phone number listed on a proxy card that may be delivered under the heading “Vote by Phone” and follow the recorded instructions.
If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on April 18, 2021, to be counted.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
If I am a beneficial owner of the Company’s shares, how do I vote?
If you are a beneficial owner of shares held in street name and you received a Notice by mail, you should have received the Notice from the organization that is the record owner of your shares rather than from us. Beneficial owners who received a Notice by mail from the record owner should follow the instructions included in the Notice to view the proxy statement and transmit their voting instructions. Beneficial owners who wish to vote in
2

person at the Annual Meeting must obtain a valid legal proxy from the record owner. To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third (1/3) of the outstanding shares are present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. At the close of business on the Record Date, there were 66,635,452 shares outstanding and entitled to vote. Therefore, 22,211,818 shares must be present at the Annual Meeting or represented by proxy to have a quorum. If there is no quorum, a majority of the votes present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
How many votes are needed to approve each proposal?
The following sets forth the votes that are required from the holders of common stock to approve each of the proposals, and the impact of abstentions and broker non-votes:

Proposal Number	Subject	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
1	Election of directors	Directors will be elected by a plurality of the votes cast. The nominees receiving the most FOR votes will be elected.	Abstentions and broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote.

2	Ratification of appointment of independent registered public accounting firm	The holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Any broker non-votes will not affect the outcome of the vote.

3	Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock	The holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Any broker non-votes will have the same effect as votes cast AGAINST the proposal.

4	Approval of amendments to the Company’s Omnibus Plan	The holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.

5	Approval of the Company’s Employee Stock Purchase Plan	The holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.

3

6	Approval of the issuance of more than 20% of our Common Stock pursuant to a purchase agreement with Lincoln Park Capital Fund, LLC, for purposes of Nasdaq Listing Rule 5635(d)	The holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted toward the vote total for each proposal and will have the same effect as “Against” votes, except for Proposal 1. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
Proposals 2 and 3 are considered “routine” proposals under New York Stock Exchange rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on Proposals 2 and 3, even if the broker or other nominee does not receive voting instructions from you.
As a result, we do not anticipate any broker non-votes with respect to Proposals 2 and 3. With respect to Proposals 1, 4, 5 and 6, broker non-votes will not be counted toward the vote total for, and will not have an effect on the outcome of, such proposals.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of the Company’s Common Stock you owned as of the close of business on February 25, 2021.
What does it mean if I receive more than one proxy card or voting instruction form?
If you received more than one proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each proxy card and voting instruction form to ensure that all of your shares are voted.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” each of the proposals.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our officers, directors, employees and consultants may solicit proxies in person or by telephone, fax or email. We will pay these officers, directors, employees and consultants no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have engaged Alliance Advisors LLC (“Alliance”) to assist us in soliciting proxies for the Annual Meeting. We will pay Alliance a base fee of $19,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance will be approximately $25,000.
4

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:
•You may timely submit a later-dated proxy via the Internet, by telephone or by mail;
•You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 5777 Central Avenue, Suite 102, Boulder, CO 80301; or
•You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
What is the deadline to submit a proposal for inclusion in the proxy materials for the 2022 Annual Meeting?
To be eligible for inclusion in the proxy materials for the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), a stockholder proposal must be received by our Corporate Secretary by November [15], 2021. Stockholder proposals should be addressed to Brickell Biotech, Inc., Attn: Corporate Secretary, 5777 Central Avenue, Suite 102, Boulder, CO 80301. Such proposals need to comply with the U.S. Securities and Exchange Commission (“SEC”) regulations regarding the inclusion of stockholder proposals in our sponsored proxy materials.
What procedure should I follow if I intend to present a proposal or nominate a director from the floor at the 2022 Annual Meeting?
If you wish to present a proposal from the floor at the 2022 Annual Meeting, the proposal must be received by our Corporate Secretary not less than 90 calendar days nor more than 120 calendar days prior to the date of the meeting in order for the proposal to be considered. If we provide less than 45 calendar days’ notice or public disclosure of the date of the 2022 Annual Meeting, a stockholder proposal must be received by our Corporate Secretary not later than the close of business on the 10th business day following the date on which such notice is mailed or such public disclosure is made.
If you wish to present a director nomination from the floor at the 2022 Annual Meeting, your written recommendation to the Nominating and Corporate Governance Committee must be received by our Corporate Secretary at least 120 days prior to the date of the meeting in order for the nomination to be considered. If we provide less than 90 calendar days’ notice of the 2022 Annual Meeting, your written recommendation must be received by our Corporate Secretary not later than the close of business on the seventh calendar day following the date on which the notice of meeting was mailed. All proposals and nominations must be submitted in writing to Brickell Biotech, Inc., Attn: Corporate Secretary, 5777 Central Avenue, Suite 102, Boulder, CO 80301. You are also advised to review the Company’s Amended and Restated Bylaws, which you may request in writing from the Company’s Corporate Secretary at the address above and which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board is presently comprised of five directors, divided into three classes serving staggered three-year terms. The term of the Class I director expires at our 2023 Annual Meeting of Stockholders, the term of the Class II director expires at our 2021 Annual Meeting of Stockholders, and the term of the Class III directors expires at our 2022 Annual Meeting of Stockholders. The current members of each class of directors are:
5

•Our Class I director is Vijay B. Samant.
•Our Class II director is Dennison (Dan) T. Veru.
•Our Class III directors are Robert B. Brown, Reginald L. Hardy and Gary A. Lyons.
The Board of Directors has nominated the following individuals for election as Class II directors at the 2021 annual meeting: Dennison T. Veru, a current Class II director, and Robert B. Brown, a current Class III director who would be moving to Class II to make the classes of director as equal as possible.
Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons listed below as “Nominees for Director” for election as directors at the 2021 annual meeting. Mr. Veru is a current director, the only member of Class II, and has been nominated for re-election. If only Mr. Veru is elected as a director at the 2021 annual meeting, Class II of the Board would consist of one member, while Class III would consist of three directors and Class I would consist of one director. In order that the classes of directors be as nearly equal in size as is practicable, as required by our Amended and Restated Certificate of Incorporation, it is intended that one of our current directors, Mr. Brown, would move from Class III to Class II, resulting in each of Classes II and III consisting of two members. To implement this, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Mr. Brown for election as a Class II director at the 2021 annual meeting, and Mr. Brown has provided a conditional notice of his intention to resign from Class III of the Board, which will only become effective if he is elected by our stockholders to Class II of the Board at the 2021 annual meeting. If Mr. Brown is not elected by our stockholders to Class II of the Board at the 2021 annual meeting, his conditional resignation will not take effect, and he will continue to serve as a member of the Board in Class III.
Proxies cannot be voted for a greater number of persons than two, the number of nominees named in this proxy statement.
Directors elected at this Annual Meeting will serve for a new term of office expiring at the 2024 Annual Meeting.
We expect each nominee for election as a director will be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.
The Board of Directors Recommends a Vote FOR the Election of the Named Nominees.
Set forth below is biographical information as of March 2, 2021, for the nominees and each person whose term of office as a director will continue after the Annual Meeting. There are no family relationships among our executive officers or directors.

Name	Age	Position(s) Held with Brickell	Director Since
Reginald L. Hardy	62	Chairman of the Board	August 2019
Robert B. Brown	59	Chief Executive Officer and Director	August 2019
Gary A. Lyons	69	Director	March 1997
Vijay B. Samant	74	Director	November 2000
Dennison T. Veru	59	Director	August 2019

6

Nominees for Election for a Three-Year Term Expiring at the 2024 Annual Meeting (Class II Directors)
Robert B. Brown, Chief Executive Officer and Director
Mr. Brown joined Brickell Biotech, Inc., a then privately-held Delaware corporation that began activities in September 2009 (“Private Brickell”) as its Chief Executive Officer and Director in January 2019, after having spent over 30 years at Eli Lilly and Company (NYSE: LLY), where he most recently served as the Chief Marketing Officer and Senior Vice President of Marketing from 2009 through 2018. As Chief Marketing Officer, Mr. Brown was responsible for building and leading marketing capabilities across Eli Lilly and Company’s pharmaceutical business units, including diabetes, oncology, emerging markets and Lilly-BioMedicines, a business unit focused on treatments for debilitating diseases. Prior to his role as Chief Marketing Officer, Mr. Brown held the position of Vice President and Chief Marketing Officer for Lilly USA from 2007 to 2009, in which he partnered with the business units in Lilly USA to ensure Eli Lilly and Company continued to develop industry leading marketing capabilities, streamline and improve marketing processes, and transform marketing by building a consumer marketing center of excellence. From 2003 to 2007, Mr. Brown was the executive director of marketing for the Intercontinental region, including responsibility for Europe. As the head marketer for Eli Lilly and Company’s international operations, Mr. Brown was responsible for the marketing of all Eli Lilly and Company’s products outside the United States. Mr. Brown joined Eli Lilly and Company in 1985, after receiving a B.S. in economics from DePauw University and an M.S. in business administration from Indiana University. Mr. Brown currently serves on the board of trustees of Franklin College.
Dennison (Dan) T. Veru, Director
Mr. Veru served as a member of the board of directors of Private Brickell from 2012 to 2019. Mr. Veru serves as Palisade Capital Management’s Chief Investment Officer and is a member of the firm’s Investment Committee, Operating Committee, and is Co-Chairman of Palisade’s Board of Directors. In this capacity, he has oversight responsibilities for all of Palisade’s investment strategies that trade publicly traded securities. Mr. Veru became associated with Palisade’s founders in 1984 at Drexel Burnham Lambert and later at Smith Barney, where he held a variety of analytical positions. From 1992 through 1999, he was President and Director of Research at Awad Asset Management, a division of Raymond James & Associates. Dan rejoined his colleagues at Palisade in 2000 and was later promoted to Chief Investment Officer. Mr. Veru also served as a director of Anchiano Therapeutics Ltd. A graduate of Franklin & Marshall College, Mr. Veru has appeared as a guest on CNBC, Bloomberg News, and Fox News. He also contributes market opinions to various financial publications.
Directors Continuing in Office Until the 2022 Annual Meeting (Class III)
Reginald L. Hardy, Chairman of the Board
Mr. Hardy has over 30 years of experience in serving as the Chief Executive Officer and/or the President for publicly-traded and privately-held pharmaceutical companies. Prior to co-founding Private Brickell and serving as its Chief Executive Officer from inception in 2009 through 2018, Mr. Hardy was the co-founder and President of Concordia Pharmaceuticals, Inc., an oncology drug development company acquired by Kadmon Corporation, LLC in 2011. Mr. Hardy was co-founder and served as president of SANO Corporation, a pharmaceutical company focused on the development of novel transdermal drug delivery systems that was acquired by Elan Corporation in 1998, from 1992 to 1998. Prior to SANO, Mr. Hardy served as the president of the generics group at IVAX Corporation, a pharmaceutical company focused on the development and manufacture of medicines for pain, respiratory disease, oncology and women’s health. Mr. Hardy has also held various corporate roles with Hoechst-Roussel Pharmaceuticals, Inc. and Key Pharmaceuticals, Inc. Mr. Hardy also served as a director of Anchiano Therapeutics Ltd. Mr. Hardy earned his B.S. degree in pharmacy from the University of North Carolina—Chapel Hill and M.B.A. from UNC—Greensboro.
7

Gary A. Lyons, Director
Mr. Lyons has served as the President and Chief Executive officer of GL Advisors, a biotechnology advisory firm, since 2015. Mr. Lyons served as a member of the board of directors of Vical Incorporated (“Vical”) from 1997 until the consummation of the merger with Private Brickell in August 2019. Previously, Mr. Lyons held various positions with Neurocrine Biosciences, Inc. (Nasdaq: NBIX), a biopharmaceutical company, for 16 years through January 2008, including President, Chief Executive Officer and member of the board of directors. From 1983 to 1993, Mr. Lyons held various executive positions at Genentech, Inc., a biotechnology company, including Vice President of Business Development, Vice President of Sales, and Director of Sales and Marketing. Mr. Lyons presently serves as a member of the board of directors of Neurocrine Biosciences, Inc. and Novus Therapeutics, Inc. (Nasdaq: NVUS) and is chairman of the board of directors of Rigel Pharmaceuticals, Inc. (Nasdaq: RIGL) and Retrophin, Inc. (Nasdaq: RTRX), all of which are publicly held biotechnology companies. In addition, Mr. Lyons served previously on the board of directors of PDL BioPharma, Inc., Facet Biotech Corporation, KaloBios Pharmaceuticals, Inc. and NeurogesX, Inc. Mr. Lyons holds a bachelor’s degree in marine biology from the University of New Hampshire and an M.B.A. degree from Northwestern University, JL Kellogg Graduate School of Management.
Director Continuing in Office Until the 2023 Annual Meeting (Class I)
Vijay B. Samant, Director
Mr. Samant served as President and Chief Executive Officer of Vical from November 2000 until the consummation of the merger with Private Brickell in August 2019. Prior to joining Vical, he had 23 years of diverse U.S. and international sales, marketing, operations, and business development experience with Merck & Co., Inc. From 1998 to 2000, he was Chief Operating Officer of the Merck Vaccine Division. From 1990 to 1998, he served in the Merck Manufacturing Division as Vice President of Vaccine Operations, Vice President of Business Affairs and Executive Director of Materials Management. Mr. Samant holds a master’s degree in management studies from the Sloan School of Management at MIT, a master’s degree in chemical engineering from Columbia University, and a bachelor’s degree in chemical engineering from the University of Bombay, University Department of Chemical Technology. Mr. Samant was a member of the board of directors of AmpliPhi Biosciences Corporation from 2015 to 2019, a member of the board of directors of Raptor Pharmaceutical Corporation from 2011 to 2014, and a member of the board of directors for BioMarin Pharmaceutical Inc. from 2002 to 2004. Mr. Samant was a Director of the Aeras Global TB Vaccine Foundation from 2001 to 2010, a member of the Board of Trustees for the National Foundation for Infectious Diseases from 2003 to 2012, and a member of the Board of Trustees for the International Vaccine Institute in Seoul, Korea from 2008 to 2012.

CORPORATE GOVERNANCE AND BOARD AND COMMITTEE MATTERS
Independence of the Board of Directors
Under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board of Directors consults with our General Counsel and external counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of their family members, and us, our senior management and our independent registered public accounting firm, our Board of Directors has affirmatively determined that all of our directors, except for Mr.
8

Hardy and Mr. Brown, are independent directors within the meaning of the applicable Nasdaq listing standards. See also “Certain Relationships and Related Person Transactions” below.
Board Leadership Structure and Risk Management
Our Chairman of the Board position is a non-executive position and is separate from the position of Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. Our Board believes that having separate positions, with a non-executive director serving as Chairman, is the appropriate leadership structure for our Company at this time and allows each of the positions to be carried out more effectively than if one person were tasked with both the day-to-day oversight of our business as well as leadership of our Board.
The Board has an active role in overseeing the Company’s risk management. The Board regularly reviews information presented by management regarding the Company’s business and operations risks, including those relating to liquidity, regulatory and compliance, and monitors risk through Board reports and discussions regarding risk at Board meetings. The Board also reviews and approves corporate goals and budgets on an annual basis. Further, and consistent with its charter, the Audit Committee reviews with the Board any issues that may arise in the performance of the Board’s duties, including those relating to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and its Code of Business Conduct and Ethics, and any whistleblower or hotline complaints that may arise from our anonymous hotline reporting system.
The Compensation Committee monitors risk related to compensation policies. The Nominating and Corporate Governance Committee monitors risk related to governance and succession planning, diversity and other Board recruiting efforts, and creation and maintenance of our company policies.
Insider Trading Policy
We have an insider trading policy that establishes guidelines for the trading of our stock by our employees and our directors. The policy specifically restricts trading in our stock by employees and directors during specified time periods generally surrounding the anticipated release of our annual and quarterly financial results as well as anytime they possess material, non-public Company information. The policy also prohibits individuals that are deemed to be insiders from holding our stock in a margin account or pledging our stock as collateral for a loan at any time. In addition, the policy prohibits insiders from engaging in short sales, transactions in put or call options or derivative transactions (including but not limited to forward sale contracts, zero-cost collars or other hedging or monetization transactions) with respect to our stock at any time. The policy requires any Company insiders to obtain prior written approval of any proposed stock transaction for themselves or immediate family members, regardless of whether there is a mandatory blackout period imposed for trading in Company securities.
Corporate Governance Guidelines
We are committed to the diligent exercise of sound corporate governance principles. Our Board of Directors has adopted Corporate Governance Guidelines to assist the Board in managing Board composition, representation, function and performance. The Corporate Governance Guidelines are attached as an exhibit to the charter of our Nominating and Corporate Governance Committee, which is available on our website in the Investors section at www.brickellbio.com.
9

Executive Sessions
As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Stockholder Communications with the Board of Directors
Our Board of Directors has adopted a formal process for stockholder communications with the Board or individual directors. Information regarding this process is available on our website in the Investors section at www.brickellbio.com.
Board Evaluation
On an annual basis, the Nominating and Corporate Governance Committee leads a comprehensive self-evaluation process by the Board of Directors. Each director completes a questionnaire covering matters related to the performance of the full Board and each standing committee on which he/she sits, including Board agendas, meetings, practices and dynamics; Board refreshment; committee structure, membership and leadership; management succession planning; Board diversity and recruiting; company policies; and shareholder engagement. At the request of the Nominating and Corporate Governance Committee, outside counsel reviews and prepares a summary of the completed questionnaires. The Nominating and Corporate Governance Committee reviews and discusses the results of the questionnaires, and reports the results to the full Board of Directors, which further reviews and discusses the results of the evaluations and any action items that may be forthcoming.
Executive Succession Planning
The Board recognizes the importance of effective executive leadership to the Company’s success and discusses executive succession planning regularly. Annually, the Nominating and Corporate Governance Committee reviews our talent management program and processes, including the identification of key individuals, their readiness for certain executive positions, and development actions to be taken to prepare them for these positions over a period of time. The Nominating and Corporate Governance Committee reports this information to the full Board on an annual basis, and works with the Board to evaluate potential successors to the chief executive officer and other executive officers and to develop a succession plan for each of those positions. These matters are discussed more frequently, if circumstances warrant.
In addition to the value of long-term executive succession planning, the identification of potential successors enables the Company to quickly respond to an unexpected vacancy in the chief executive officer position and other key executive positions while continuing the effective operation of the Company and minimizing any potential disruption or loss of continuity to the Company’s business and operations, including in the case of a major catastrophe or force majeure event.
Meetings
During the year ended December 31, 2020, our Board of Directors held six meetings. During 2020, each director attended at least 75% in the aggregate of the meetings of the Board and committees on which he served.
Directors are expected to attend the annual meetings of stockholders of the Company. Due to travel restrictions related to the COVID-19 pandemic, none of our directors were able to attend the 2020 Annual Meeting of Stockholders.
10

Committees of the Board of Directors
During the year ended December 31, 2020, our Board of Directors had three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each operate under a written charter adopted by our Board, all of which are available in the Investors section on our website at www.brickellbio.com.
The following table provides membership of each of the committees as of February 25, 2021, as well as the number of meetings held by each committee during 2020:

Name	Audit		Compensation		Nominating/ Governance
Robert B. Brown
Reginald Hardy, R.Ph., MBA			X
Gary A. Lyons	X		X	*	X
Vijay B. Samant	X				X	*
Dennison T. Veru	X	*	X
Total meetings held	5		4		1
_________________

*	Chairperson
Below is a description of each committee of our Board of Directors. Our Board has determined that each committee member is independent within the meaning of applicable Nasdaq listing standards with the exception of Reginald Hardy, who serves under a Nasdaq exception described in more detail below.
Audit Committee
Our Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has determined that Dennison T. Veru qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determination, the Board made a qualitative assessment of Mr. Veru’s level of knowledge and experience based on a number of factors, including his formal education and experience. Our Board of Directors has determined that each member of the Audit Committee is independent under the Nasdaq listing standards and Rule 10A-3 under the Exchange Act.
The Audit Committee oversees our corporate accounting and financial reporting processes, our systems of internal control over financial reporting and audits of our financial statements. Among other functions, the Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; engages the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters and for the Company’s whistleblower policy; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; reviews annually the Audit Committee’s written charter and the Audit Committee’s performance; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and the
11

independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements. The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.
Compensation Committee
Our Board of Directors has determined that two of the members of the Compensation Committee, Messrs. Lyons and Veru, are independent under SEC rules and Nasdaq listing standards. Mr. Hardy, who is also a member of the Compensation Committee, is not deemed to be independent under the applicable Nasdaq listing standards because he served as our Chief Executive Officer through December 2018. Although Mr. Hardy is not an independent director, Section 5605(d)(2)(B) of the Nasdaq listing standards nonetheless permits the appointment of a non-independent director to the Compensation Committee if the Board, under exceptional and limited circumstances, determines that the non-independent director’s membership is required by the best interests of the Company and its stockholders. Based on Mr. Hardy’s extensive experience with the Company and his knowledge of the operations of the Company, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, determined that Mr. Hardy’s membership on the Compensation Committee is required by the best interests of the Company and its stockholders. Further, a majority of the members of the Compensation Committee are independent directors.
The Compensation Committee oversees our overall compensation strategy and related policies, plans and programs. Among other functions, the Compensation Committee determines and approves the compensation and other terms of employment of our Chief Executive Officer; determines and approves the compensation and other terms of employment of our other executive officers, as appropriate; reviews and recommends to the Board the type and amount of compensation to be paid to Board members; recommends to the Board the adoption, amendment and termination of the Omnibus Plan; administers the Omnibus Plan; and reviews and establishes appropriate insurance coverage for our directors and executive officers. The Compensation Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee has broad power to form and delegate its authority to subcommittees pursuant to its charter.
Nominating and Corporate Governance Committee
Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve on our Board of Directors; reviewing and evaluating our incumbent directors and the performance of our Board; recommending candidates to our Board for election to our Board of Directors; making recommendations to the Board regarding the membership of the committees of our Board; assessing the performance of our Board, including its committees; and developing a set of corporate governance guidelines and company policies for the Company.
Consideration of Director Nominees
Director Qualifications
The Nominating and Corporate Governance Committee believes that candidates for director should be diverse and possess certain minimum qualifications, including having the highest personal integrity and ethics and being able to read and understand basic financial statements. The Nominating and Corporate Governance Committee also considers factors such as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.
12

Qualification of Current Directors
The composition of our current Board reflects diversity in business and professional experience and skills. When considering whether our current directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our Company’s business and structure, our Nominating and Corporate Governance Committee and Board focused primarily on the information discussed in each of the directors’ individual biographies set forth earlier herein. In particular:
•With regard to Mr. Brown, our Board considered his extensive product development, management and international experiences, including his previously-held roles as Chief Marketing Officer and Senior Vice President of Marketing at Eli Lilly and Company and General Manager of Lilly China.
•With regard to Mr. Hardy, our Board considered his extensive experience in serving as the Chief Executive Officer and/or the President for publicly-traded and privately-held pharmaceutical companies, including his previously-held role as President of Concordia Pharmaceuticals, Inc. and co-founder and Chief Executive Officer of Private Brickell.
•With regard to Mr. Lyons, our Board considered his extensive managerial and commercialization experiences, including his role as a Chief Executive Officer, Chief Marketing Officer, and other executive-level positions at public and private companies in the biotechnology sector, including Genentech, Inc. at its formation.
•With regard to Mr. Samant, our Board considered his extensive experience in biopharmaceutical development and product commercialization, as well as his strong technical and entrepreneurial experience in diverse fields, and prior role as President and Chief Executive Officer of Vical and senior executive at Merck & Co over a long period of time.
•With regard to Mr. Veru, our Board considered his public company investment and managerial experiences, including his role as Chief Investment Officer and Co-Chairman of Palisade Capital Management, and his ongoing involvement as a frequent guest on many prominent and leading financial programs and media.
Evaluating Nominees for Director
The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers age, experience, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In addition, the Nominating and Corporate Governance Committee also considers diversity in its evaluation of candidates for Board membership. The Board of Directors believes that diversity with respect to viewpoint, skills and experience should be an important factor in board composition. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible
13

candidates after considering the function and needs of our Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote.
Stockholder Nominations
The Nominating and Corporate Governance Committee also will consider director candidates recommended by Company stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an Annual Meeting of Stockholders must do so by delivering at least 120 days prior to the anniversary date of the mailing of our proxy statement for our last Annual Meeting of Stockholders a written recommendation to the Nominating and Corporate Governance Committee c/o Brickell Biotech, Inc., 5777 Central Avenue, Suite 102, Boulder, CO 80301, Attn: Corporate Secretary. Each submission must set forth: the name and address of the Company’s stockholder on whose behalf the submission is made; the number of the Company’s shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Each submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

DIRECTOR COMPENSATION
The compensation program for our non-employee directors is intended to fairly compensate them for the time and effort required of a director. The Board takes into consideration the performance of the Company and the director’s role in committee assignments when determining the appropriate level of their compensation.
Director Cash Fees and Equity Awards
Each of our non-employee directors receives an annual fee of $44,000 for service on the Board of Directors. The non-executive Chairman of the Board receives an additional annual fee of $20,000.
The Chairman of the Audit Committee receives an annual Audit Committee Chairman fee of $15,000, and each of the other members of the Audit Committee receives an annual fee of $7,000. The Chairman of the Compensation Committee receives an annual Compensation Committee Chairman fee of $10,000, and each of the other members of the Compensation Committee receives an annual fee of $7,000. The Chairman of the Nominating and Corporate Governance Committee receives an annual Nominating and Corporate Governance Committee Chairman fee of $10,000, and each of the other members of the Nominating and Corporate Governance Committee receives an annual fee of $7,000.
All fees are paid on a quarterly basis. Directors may elect to receive all or a portion of their cash fees in the form of restricted stock units (“RSUs”) of the Company. Non-employee directors are also reimbursed for any of their business expenses for each meeting attended.
Each of our non-employee directors receives an annual award of 6,500 stock options, and the non-executive Chairman of the Board receives an additional annual award of 1,500 stock options.
14

Director Compensation Table
The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
George B. Abercrombie(3)	24,635	1,469	26,104
Reginald Hardy	74,000	36,183	110,183
Dr. William Ju(4)	—	1,469	1,469
Gary A. Lyons	58,000	35,202	93,202
Vijay B. Samant	51,000	35,202	86,202
Dennison T. Veru	66,000	35,202	101,202
_________________
(1)During 2020, each non-employee director could elect to receive between 0% and 100% of their aggregate cash retainers in the form of RSUs, with the number of RSUs calculated by dividing the amount of the retainer payable on a certain date by the closing sale price per share of our Common Stock on the date of grant. The following directors made such elections and received the number of RSUs indicated for the year ended December 31, 2020:

Name	RSUs Received (#)	Cash Retainer Forgone ($)
Reginald Hardy	37,249	37,000
Gary A. Lyons	29,195	29,000
Vijay B. Samant	25,671	25,500
Dennison T. Veru	33,222	33,000

These RSUs represented the right to receive one share of our Common Stock for each RSU. All of these RSUs vested on or before December 31, 2020.
(2)Amounts shown represent the aggregate grant date fair value, computed in accordance with ASC Topic 718, of awards of stock options granted in 2020. Option awards granted on February 14, 2020 vested in full on August 31, 2020, awards granted on June 3, 2020 vested in full on August 31, 2020 and awards granted on September 15, 2020 will vest with respect to 25% of the shares underlying such awards on September 15, 2021, with the remaining shares vesting pro rata on a monthly basis over the following 36 months. The number of stock options outstanding at December 31, 2020 held by each non-employee director was as follows: Mr. Hardy: 155,337; Mr. Lyons: 72,751; Mr. Samant: 154,093; and Mr. Veru: 66,500, 2,167 of which are held by Palisade Concentrated Equity Partnership II, L.P. (of which Mr. Veru is Co-Chair and Chief Information Officer and therefore may be deemed to own the stock options) and related entities.
(3)Mr. Abercrombie resigned from the Board in May 2020.
(4)Dr. Ju resigned from the Board in February 2020.

15

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.
To our knowledge, based solely on a review of the Section 16(a) reports filed electronically with the SEC during the year ended December 31, 2020 and written representations that no other reports were required, all Section 16(a) filing requirements were timely met with respect to the year ended December 31, 2020, except that the monthly vesting of RSUs granted to Messrs. Hardy, Lyons, Samant and Veru on February 14, 2020, along with related tax withholdings, were not reported until June 5, 2020, and Form 4s for Messrs. Hardy, Lyons, Samant and Veru filed on February 19, 2020 were amended on June 5, 2020 to correct a clerical error in the number of RSUs and stock options granted to such directors on February 14, 2020.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
We have adopted a Related Person Transactions Policy to monitor transactions in which the Company and any of the following have an interest: a director, executive officer or other employee or a nominee to become a director of the Company; a security holder known by the Company to be the record or beneficial owner of more than 5% of any class of the Company’s voting securities; an “immediate family member” of any of the foregoing, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such person, and any person (other than a tenant or employee) sharing the household of such person; and any firm, corporation or other entity in which any of the foregoing persons is an executive, partner or principal or holds a similar control position or in which such person directly or indirectly has a 5% or greater equity interest (collectively, “Related Persons”). The policy covers any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company is, was or will be a participant in which the amount involved exceeds $120,000 U.S. dollars and in which any Related Person had, has or will have a direct or indirect material interest (“Related Person Transactions”). Transactions involving compensation for services provided to the Company as an employee, consultant or director are not considered Related Person Transactions under this policy.
Under this policy, any proposed transaction that has been identified as a Related Person Transaction may be consummated or materially amended only following approval by the Audit Committee in accordance with the provisions of this policy. In the event that it is inappropriate for the Audit Committee to review the transaction for reasons of conflict of interest or otherwise, after taking into account possible recusals by Audit Committee members, then the Related Person Transaction shall be reviewed and decided upon by another independent member of the Board.
There were no Related Person Transactions in 2020.
Executive Compensation and Employment Arrangements
Please see “Executive Compensation” for information on compensation arrangements with the Company’s executive officers.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) and a whistleblower policy for anonymous reporting applicable to all of our officers, directors and employees, which can be accessed in the Investors section on our website at www.brickellbio.com. If we make any substantive amendments to our Code
16

of Ethics and/or whistleblower policy or grant any waiver from a provision of the Code of Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. In association with our annual review of company policies, our Code of Ethics was updated in February 2021 to reflect current processes, with these changes approved by our Board of Directors on February 22, 2021. Our website currently reflects this revised Code of Ethics.

EXECUTIVE COMPENSATION
The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract, retain, and motivate the best possible executive talent. In doing so, the Compensation Committee seeks to tie short and long-term cash and equity incentives to the achievement of measurable corporate and individual performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee has maintained, and expects to further implement, compensation plans that tie a substantial portion of executives’ overall compensation to our research, clinical, regulatory, commercial, financial and operational performance.
This section discusses the material components of the executive compensation program offered to our executives, and in particular to our named executive officers for 2020, who were:
•Robert B. Brown, Chief Executive Officer;
•Andrew D. Sklawer, Chief Operating Officer; and
•Deepak Chadha, Chief Research and Development Officer.
Determination of Executive Compensation
After performing individual evaluations, our Chief Executive Officer (“CEO”) submits recommendations for approval to the Compensation Committee for salary increases, annual cash incentive bonuses, and stock-based awards for the other executives. In the case of the CEO, his individual performance evaluation is conducted by the Compensation Committee, which determines his base salary, annual cash incentive bonus, and stock-based awards. Annual base salary increases, annual stock-based awards, and annual cash incentive bonuses, to the extent granted, will be reviewed by the Compensation Committee at least annually.
In addition to corporate and individual goal achievement, the Compensation Committee also considers the following factors in determining any of our executive’s compensation package(s):
•the executive’s role and performance within the Company and the compensation data for similar persons in peer-group companies and third-party benchmarked compensation survey data;
•the demand for executives with the executive’s specific expertise and experience;
•a comparison to other executives within the Company having similar levels of expertise and experience; and
•uniqueness of the executive’s industry skills.
The Compensation Committee retains ultimate discretion as to whether any salary increases, annual cash incentive bonuses, stock-based awards, or retention bonuses will be awarded for any year, including whether to accept or vary from the CEO’s recommendations for other executives.
17

Compensation Components
The components of our compensation package are as follows:
Base Salary
Base salaries for our executives are established based on the scope of their responsibilities and their prior relevant background, training, and experience, taking into account competitive market compensation paid by the companies represented in our peer group for similar positions and the overall market demand for such executives at the time of hire. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.
Base salaries are reviewed annually as part of our annual performance program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. If necessary, we also realign base salaries with market levels for the same positions in the companies in our peer group if we identify significant market changes in our data analysis. Additionally, the Compensation Committee adjusts base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.
Annual Cash Incentives
Our compensation program includes eligibility for an annual incentive cash bonus in the case of all executives and certain non-executive employees. For our executives, the amount of the cash bonus depends on the level of achievement of the stated corporate performance goals, with a target bonus generally set as a percentage of base salary and in line with the employee’s employment agreement.
Long-Term Incentives
We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executives through equity-based awards. Our Omnibus Plan allows the grant to executives of stock options, RSUs, and other equity-based awards. We typically make an initial equity award of stock options to new employees and annual stock-based grants as part of our overall compensation program. The cumulative amount of stock options granted as part of our annual performance program is approved by the Compensation Committee. All equity-based awards granted to executives are approved by our Compensation Committee or our Board of Directors.
Retirement Plan
We have established a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code (the “Code”), on a pre-tax or after-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan on the same general terms as other full-time employees. At this time, there is no Company matching for our 401(k) program for any eligible officer or employee.
Other Compensation
We maintain broad-based benefits and perquisites that are offered to all employees, including health insurance, life and disability insurance and dental insurance. In particular circumstances, we may also utilize cash signing bonuses when certain executives join us, or provide retention bonuses in cash or equity as circumstances may warrant. Whether a signing (or retention) bonus is paid, and the amount thereof, is determined on a case-by-case basis under the specific circumstances. For example, we will consider paying a signing bonus to compensate for
18

amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create additional incentive for an executive to join (or stay with) our Company in a position where there is high market demand. Additionally, we provide, as part of taxable compensation, payments of $3,000 per month for separate corporate apartments to the CEO and our General Counsel, as they reside in different states from the Company’s headquarters.
Acceleration of Vesting of Equity-Based Awards
In addition to the severance provisions contained in the employment agreements with our CEO and our other eligible executives, provisions of the Omnibus Plan allow our Board of Directors to grant stock-based awards to employees and executives that provide for the acceleration of vesting in the event of a “change of control” (as defined in the Omnibus Plan). Our outstanding equity-based awards include provisions that accelerate vesting of such awards in the event of a change of control or upon a qualifying termination within a certain time period following a change in control. The Compensation Committee believes that these provisions are properly designed to promote stability during a change of control and enable our executives to focus on corporate objectives during a change of control, even if their employment may be subsequently terminated.
Tax and Accounting Implications
As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executives.
Accounting for Stock-Based Compensation
We account for stock-based compensation in accordance with the requirements of FASB ASC Topic 718. The Compensation Committee considers the accounting impact of equity-based compensation when developing our compensation strategy.
The Role of Stockholder Say-on-Pay Votes
We provide our stockholders with the opportunity to cast an advisory (non-binding) vote on executive compensation through a “say-on-pay” proposal every three years, which was the preference expressed by stockholders at our 2020 Annual Meeting. Because this vote is advisory, it is not binding on the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinion of our stockholders and will consider their concerns when making future decisions regarding the structure and implementation of our executive compensation program.
At our 2020 Annual Meeting, approximately 84% of votes cast were voted in favor of the “say-on-pay” proposal.
Compensation Decisions for 2020
The Compensation Committee has utilized Aon plc (“Aon”) as its independent compensation advisor for executive compensation matters since June 2020. Aon reported directly to the Compensation Committee and performed no work for management that was not under the Compensation Committee’s purview. The Compensation Committee assessed the independence of Aon pursuant to the relevant SEC rules and the Nasdaq Listing Rules and concluded that no conflicts of interest exist.
19

For 2020, the Compensation Committee utilized the following peer group:

Aldeyra Therapeutics	Millendo Therapeutics
BioXcel Therapeutics	Moleculin Biotech
Checkpoint Therapeutics	Novan
Corvus Pharmaceuticals	Revance Therapeutics
Foamix Pharmaceuticals (Acquired by Menlo Therapeutics in March 2020)	Selecta Biosciences
Galectin Therapeutics	Sunesis Pharmaceuticals
Infinity Pharmaceuticals	Syndax Pharmaceuticals
Innovation Pharmaceuticals	Verrica Pharmaceuticals
Marker Pharmaceuticals	VYNE Therapeutics
MEI Pharma
Market capitalization for the peer companies when the peer group was established ranged from approximately $38 million to $516 million. Although the Compensation Committee reviewed the compensation data of the above peer-group companies in setting compensation for the year ended December 31, 2020, it did not benchmark the compensation of our executives utilizing the peer-group data. Instead, the Compensation Committee only utilized the peer-group data to determine whether the types and amount of executive compensation were reasonable and competitive in view of the peer-group data.
Base Salary
The Compensation Committee reviews and approves salaries for the CEO and each of the other executives on an annual basis or at other times as necessary to accommodate the hiring of new employees, a change in responsibilities, promotions or other considerations. The CEO provides recommendations to the Compensation Committee for each of the executives other than himself. Recommended base salaries are reviewed and set based on a number of factors, including but not limited to job responsibilities, individual industry experience, position, changes in responsibilities, individual performance, our overall performance and peer-group data for comparable positions. No predetermined weight is given to any of the above factors.
The annualized base salary for each executive as of December 31, 2020 was as follows:

Name	Annualized Base Salary	Percentage Increase
Robert B. Brown	$450,000	0.0%
Andrew D. Sklawer	$350,000	0.0%
Deepak Chadha	$350,000	9.4%
On September 1, 2020, the Compensation Committee approved a 9.4% salary increase for Mr. Chadha based on the expansion of his role and market retention dynamics.
Annual Cash Incentives and Bonuses
A portion of the annual cash compensation our executives could earn for the year ended December 31, 2020 consisted of a cash incentive bonus. The Compensation Committee may also award discretionary cash bonuses
20

to the executives for their work on special projects, for significant accomplishments, for promotions, for a new hire sign-on bonus, for retention purposes, or as the Compensation Committee otherwise determines.
For the year ended December 31, 2020, the Compensation Committee selected the following performance objectives for the executives’ annual cash incentive bonuses:

Project	Objective	Weighting
Sofpironium Bromide	•Pivotal Phase 3 Program in the U.S. ◦Initiate first patient screening of Phase 3 studies within three months post financing	35%
	•Long-Term Safety Study ◦Report top-line results by April 30, 2020 and complete clinical study report by July 31, 2020	10%
	•Chemistry and Manufacturing Controls ◦Re-manufacture clinical supplies to enable Phase 3 studies within three months post financing	5%
Finance, Accounting and Business Development	•Financing ◦Raise $25 million plus in funds through equity or debt issuances or product financing by September 30, 2020	40%
	•Compliance ◦Ensure SEC, financial, regulatory and data reporting are completed in a timely and accurate manner	10%

The Compensation Committee selected these performance objectives because each is necessary in order for us to successfully execute our Phase 3 clinical trials of sofpironium bromide and to set up the Company for long-term future success.
In setting the annual incentive bonus amounts for 2020, the Compensation Committee reviewed our overall performance and peer-group data for comparable positions. The following table sets forth the target annual cash incentive bonus for each named executive officer as a total dollar amount and percentage of base salary, as set by the Compensation Committee:

Name	Target Bonus Percentage Amount		Target Bonus Percentage
Robert B. Brown	$225,000		50%
Andrew D. Sklawer	$122,500		35%
Deepak Chadha	$104,833	(1)	32%	(1)
(1)Effective September 1, 2020, the Compensation Committee increased Mr. Chadha’s target annual cash incentive bonus opportunity from 30% to 35%. For the year ended December 31, 2020, the Compensation Committee determined that Mr. Chadha’s cash incentive bonus for January 1, 2020 through August 31, 2020 would be calculated using his then base salary of $320,000 and a target bonus opportunity of 30%, while his cash incentive bonus for September 1, 2020 through December 31, 2020 would be calculated using his increased base salary of $350,000 and a target bonus opportunity of 35%.
On December 10, 2020, the Compensation Committee determined that each executive’s annual cash incentive bonus would be paid at target based upon our achievement of each of the performance objectives selected by the Compensation Committee for the year ended December 31, 2020. As a result, Messrs. Brown, Sklawer and Chadha received annual cash incentive bonuses of $225,000, $122,500 and $104,833, respectively.
21

Pursuant to his employment agreement, on October 15, 2020, Mr. Chadha also received a $25,000 cash bonus in connection with the initiation of our first U.S. Phase 3 clinical trial for sofpironium bromide within the target deadline.
In addition, in 2020, Messrs. Sklawer and Chadha each received a $20,000 retention bonus award, with half paid in March 2020 and the other half paid in September 2020.
Long-Term Equity-Based Incentives
We have granted long-term equity-based incentive awards under the Omnibus Plan, and prior to the approval of the Omnibus Plan, our 2009 Equity Incentive Plan, as amended, and the Amended and Restated Stock Incentive Plan of Vical Incorporated (the “Prior Plans”), at the discretion of the Compensation Committee. The Compensation Committee relies in large part on the recommendation of our CEO in determining the value of equity-based incentive awards to be granted to our other executives. The Compensation Committee also considers job responsibilities, individual industry experience, position, changes in responsibilities, individual performance, our overall performance and peer-group data for comparable positions. With the exception of new employees and promotions, equity-based incentive awards are typically granted on an annual basis during the first quarter of the fiscal year after the Compensation Committee has reviewed financial projections for the fiscal year prepared by management at the Compensation Committee’s request.
For the year ended December 31, 2020, the Compensation Committee determined to grant a combination of stock options and service-based RSUs to our executives and other members of our management. The Compensation Committee believes that this mix emphasizes performance, further aligning with our stockholders’ interests, and promotes retention.
Stock Options
On September 15, 2020, the named executive officers received the following number of stock options:

Name	Number of Stock Options
Robert B. Brown	1,000,000
Andrew D. Sklawer	450,000
Deepak Chadha	400,000
These options have an exercise price of $0.80 per share and will vest 25% on September 15, 2021, with the remainder vesting in equal monthly installments over the following three years, subject to continued employment through the applicable vesting dates. In determining the vesting period of these option grants, the Compensation Committee considered the retention value of an extended vesting period and noted the options would only provide the intended value if the price of our Common Stock substantially increases over the exercise price, which was the closing price of our Common Stock on the grant date.
RSUs
On March 16, 2020, the Compensation Committee approved the grant of the following number of service-based RSUs to the following executives:

Name	Number of RSUs
Andrew D. Sklawer	20,000
Deepak Chadha	25,000
22

In making these grants, the Compensation Committee noted the strong performance of each of these executives during a challenging period for us and the importance of promoting retention using equity given our limited cash position. The service-based RSUs granted to these executives vest in full one year from the date of grant, subject to continued employment or service through the vesting date.
Other Compensation
The other executive benefit programs and perquisites described above under “Compensation Components—Other Compensation” were not changed from the year ended December 31, 2019. Pursuant to his employment agreement, Mr. Brown will continue to receive $3,000 per month for temporary living expenses through November 2021, unless extended by the Company.
Summary Compensation Table
The following table presents information regarding compensation earned by or awarded to our named executive officers during the years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)

Robert B. Brown, CEO	2020	450,000	—		—	515,870	225,000	36,000	(3)	1,226,870
	2019	450,000	—		—	698,064	—	32,780	(3)	1,180,844
Andrew D. Sklawer, Chief Operating Officer	2020	350,000	20,000	(4)	27,600	232,141	122,500	—		752,241
	2019	350,000	—		—	349,032	69,602	—		768,634
Deepak Chadha, Chief Research and Development Officer(5)	2020	330,000	20,000	(4)	34,500	206,348	129,833	—		720,681
_________________
(1)These amounts represent the grant date fair value of equity-based awards granted by the Company during the years presented, determined in accordance with FASB ASC Topic 718. For a detailed discussion of our grant date fair value calculation methodology, including assumptions and estimates inherent therein, please refer to Note 8 to the financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March [ ], 2021.
(2)Consists of cash bonus payments pursuant to pre-established performance objectives for 2020, as well as, in the case of Mr. Chadha, an additional $25,000 bonus in connection with the initiation of our first U.S. Phase 3 clinical trial.
(3)Relates to temporary living expenses provided pursuant to Mr. Brown’s employment agreement. See “Employment Agreements-Robert B. Brown” below.
(4)Messrs. Sklawer and Chadha each received a $20,000 retention bonus award in 2020, with half paid in March 2020 and the other half paid in September 2020.
(5)Mr. Chadha was not a named executive officer prior to 2020. As permitted by the SEC, because 2020 was Mr. Chadha’s first year as a named executive officer, the compensation paid to him in 2019 is not included in this table.
23

Outstanding Equity Awards at Year-End
The following table provides details regarding outstanding stock-based awards for each of our named executive officers as of December 31, 2020.

	Option Awards						Stock Awards

	Grant Date		Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Robert B. Brown	12/15/18		34,906	104,720	16.45	12/15/28	N/A	N/A
	8/30/19		69,043	138,085	4.76	8/30/29	N/A	N/A
	9/15/20		N/A	1,000,000	0.80	9/15/30	N/A	N/A
Andrew D. Sklawer	2/14/14		17,260	—	6.37	2/14/24	N/A	N/A
	4/22/15		12,082	—	12.17	4/22/25	N/A	N/A
	12/23/15		12,082	—	12.17	12/23/25	N/A	N/A
	12/15/16		8,630	—	12.17	12/15/26	N/A	N/A
	12/15/17		3,624	—	16.69	12/15/27	N/A	N/A
	12/15/18		17,261	17,260	16.45	12/15/28	N/A	N/A
	8/30/19		34,521	69,043	4.76	8/30/29	N/A	N/A
	9/15/20		N/A	450,000	0.80	9/15/30	N/A	N/A
	3/16/20	(3)					20,000	15,600
Deepak Chadha	9/1/15		3,452	—	12.17	9/1/25	N/A	N/A
	12/23/15		10,356	—	12.17	12/23/25	N/A	N/A
	6/7/16		1,726	—	12.17	6/7/26	N/A	N/A
	12/15/16		1,726	—	12.17	12/15/26	N/A	N/A
	12/15/17		3,883	1,295	16.69	12/15/27	N/A	N/A
	12/15/18		12,945	12,946	16.45	12/15/28	N/A	N/A
	8/30/19		24,998	49,997	4.76	8/30/29	N/A	N/A
	9/15/20		—	400,000	0.80	9/15/30	N/A	N/A
	3/16/20	(3)					25,000	19,500
_________________
(1)All stock option grants vest 25% on the first anniversary of the date of grant, and the remainder of the grant vests monthly in equal installments over the following three years.
(2)Market value is calculated by multiplying the number of shares by $0.78, the closing sale price per share of our common stock on the Nasdaq Global Market on December 31, 2020.
(3)Represents RSUs that vest in full on the first anniversary of the grant date, March 16, 2021.
Employment Agreements
The Company has entered into employment agreements with each of its named executive officers as described below.
24

Robert B. Brown
Under the terms of the employment agreement entered into between the Company and Robert B. Brown, Mr. Brown is entitled to an annual base salary of $450,000, and is eligible for the Company’s benefit programs, vacation benefits and medical benefits. In addition, Mr. Brown is entitled to a performance bonus of up to 50% of his base salary. Under the employment agreement, Mr. Brown is also eligible for reimbursement of relocation assistance of up to $3,000 a month for living expenses for 36 months (unless subsequently extended), along with up to $75,000 of one-time relocation expenses.
The agreement provides that upon written notice, either party may terminate the employment arrangement with or without cause, but 15 days’ written notice is required if the agreement is terminated by Mr. Brown. In addition, the agreement provides that if the Company terminates Mr. Brown’s employment without cause or Mr. Brown terminates his employment for good reason, Mr. Brown will be eligible to receive:
•any unpaid base salary through the effective date of termination;
•any accrued but unpaid vacation;
•any accrued and/or pro-rated but unpaid incentive compensation;
•base salary for a period of 12 months paid in a lump sum; and
•continuation of health benefits under COBRA for 12 months.
The agreement further provides that if the Company terminates Mr. Brown’s employment without cause or Mr. Brown terminates his employment for good reason within 12 months following a change in control, Mr. Brown will be eligible to receive:
•any accrued but unpaid personal days;
•fully accelerated vesting of all outstanding unvested options or other equity instruments;
•base salary for a period of 12 months in the form of salary continuation; and
•continuation of health benefits under COBRA for 12 months.
The following definitions are used in Mr. Brown’s employment agreement (and, except as noted below, have similar meanings in the employment agreements of Andrew D. Sklawer and Deepak Chadha as described below):
•“cause” means: (i) an action or omission of Mr. Brown which constitutes a willful and material breach of, or failure or refusal (other than by reason of his disability) to perform his duties under his employment agreement or any other agreements, which is not cured within 15 days after receipt by Mr. Brown of written notice of same; (ii) fraud, embezzlement, misappropriation of funds or breach of trust in connection with his services thereunder; (iii) conviction of any crime which involves dishonesty or a breach of trust; or (iv) gross negligence in connection with the performance of Mr. Brown’s duties thereunder, which is not cured within 15 days after written receipt by Mr. Brown of written notice of same;
•“good reason” means: (i) the assignment to Mr. Brown of any duties inconsistent in any respect with his position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by us which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by us promptly after receipt of notice thereof given by Mr. Brown; or (ii) any failure by us to comply with Article 3 of Mr. Brown’s employment agreement (Section 3 in Mr. Chadha’s employment agreement), other than an isolated, insubstantial and
25

inadvertent failure not occurring in bad faith and which is remedied by us promptly after receipt of notice thereof given by Mr. Brown; provided however, that in order to effect resignation for good reason all of the following must occur: (x) Mr. Brown must provide us with written notice within the 60-day period following the events giving rise to his intent to voluntarily resign his employment for good reason, (y) such event is not remedied by us within 30 days following our receipt of such written notice and (z) Mr. Brown’s resignation is effective not later than 30 days after the expiration of such 30-day cure period; and
•“change in control” means: approval by the Company’s stockholders of (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the Company’s stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, (ii) a liquidation or dissolution or (iii) the sale of all or substantially all of the Company’s assets (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned).
Andrew D. Sklawer
Under the terms of the employment agreement entered into between the Company and Andrew D. Sklawer, Mr. Sklawer is entitled to an annual base salary of $350,000, and is eligible for the Company’s benefit programs, vacation benefits and medical benefits. In addition, Mr. Sklawer is entitled to a performance bonus of up to 35% of his base salary.
The agreement provides that upon written notice, either party may terminate the employment arrangement with or without cause, but 90 days’ written notice is required if the agreement is terminated by Mr. Sklawer. In addition, the agreement provides that if the Company terminates Mr. Sklawer’s employment without cause or Mr. Sklawer terminates his employment for good reason (whether or not in connection with a change in control), Mr. Sklawer will be eligible to receive:
•any unpaid base salary through the effective date of termination;
•any accrued but unpaid vacation (or accrued but unpaid personal days in the event the termination occurs within 12 months of a change in control);
•any accrued but unpaid incentive compensation;
•base salary for a period of 12 months paid in a lump sum (or 200% of base salary in the event the termination occurs within 12 months of a change in control); and
•continuation of health benefits under COBRA for 12 months (or 18 months in the event the termination occurs within 12 months of a change in control).
For purposes of Mr. Sklawer’s employment agreement, “good reason” means: (i) the assignment to Mr. Sklawer of any duties inconsistent in any respect with his position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1.2 of his employment agreement, or any other action by us which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by us promptly after receipt of notice thereof given by Mr. Sklawer; (ii) any failure by us to comply with any of the provisions of Article 3 of Mr. Sklawer’s employment agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by us promptly after receipt of notice thereof given by Mr. Sklawer; (iii) any purported termination by us of Mr. Sklawer’s employment otherwise than for cause, or by reason of Mr. Sklawer’s disability; (iv) the relocation of Mr.
26

Sklawer’s principal place of employment by more than 30 miles; or (v) the voluntary resignation of Mr. Sklawer, following his determination, and 90 days’ notice to us that, in his reasonable discretion, Mr. Sklawer’s continued employment by us is a) no longer critical to our success; and b) no longer aligned with Mr. Sklawer’s business or personal goals, provided however, that in order to effect resignation for good reason under (i), (ii), (iii), or (iv) above, all of the following must occur: (x) Mr. Sklawer must provide us with written notice within the 60-day period following the event(s) giving rise to either (i), (ii), (iii) or (iv) of his intent to voluntarily resign his employment for good reason, (y) such event is not remedied by us within 30 days following our receipt of such written notice and (z) Mr. Sklawer’s resignation is effective not later than 30 days after the expiration of such 30-day cure period.
Deepak Chadha
Under the terms of the employment agreement entered into between the Company and Deepak Chadha, Mr. Chadha is entitled to an annual base salary of $350,000, and is eligible for the Company’s benefit programs, vacation benefits and medical benefits. In addition, Mr. Chadha is entitled to a performance bonus of up to 35% of his base salary. For the year ended December 31, 2020, the agreement provides that Mr. Chadha’s cash incentive bonus for January 1, 2020 through August 31, 2020 should be calculated using his then base salary of $320,000 and a target bonus opportunity of 30%, while his cash incentive bonus for September 1, 2020 through December 31, 2020 should be calculated using his increased base salary of $350,000 and a target bonus opportunity of 35%. Mr. Chadha was also entitled to a one-time $25,000 cash bonus payable within 30 days of the initiation of the Company’s first U.S. Phase 3 clinical trial for sofpironium bromide.
The agreement provides that upon written notice, either party may terminate the employment arrangement with or without cause, but 15 days’ written notice is required if the agreement is terminated by Mr. Chadha. In addition, the agreement provides that if the Company terminates Mr. Chadha’s employment without cause or Mr. Chadha terminates his employment for good reason, Mr. Chadha will be eligible to receive:
•any unpaid base salary through the effective date of termination;
•any accrued but unpaid vacation;
•any accrued but unpaid performance bonus;
•base salary for a period of 12 months paid on regularly scheduled payroll dates; and
•continuation of health benefits under COBRA for 12 months.
The agreement further provides that if the Company terminates Mr. Chadha’s employment without cause or Mr. Chadha terminates his employment for good reason within 12 months following a change in control, Mr. Chadha will be eligible to receive:
•any accrued but unpaid personal days;
•fully accelerated vesting of all outstanding unvested options or other equity instruments;
•base salary for a period of 12 months paid in a lump sum; and
•continuation of health benefits under COBRA for 12 months.

27

PROPOSAL 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors is seeking stockholder ratification of its selection of Ernst & Young LLP (“Ernst & Young”) to serve as our independent registered public accounting firm for the year ending December 31, 2021. Ernst & Young has been engaged as our independent registered public accounting firm since 2017. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm is not required under the laws of the State of Delaware, by our Amended and Restated Bylaws or otherwise. However, the Audit Committee is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice.
If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.
The Board of Directors Recommends a Vote in Favor of Proposal 2.
Fees of Principal Accounting Firm
The following table sets forth fees billed for professional audit services and other services rendered to the Company by Ernst & Young and its affiliates for our fiscal years ended December 31, 2020 and 2019 (including, for 2019, fees paid by Private Brickell for the Merger and prior to the Merger):

	Year Ended December 31,

	2020	2019
Audit Fees	$520,000	$630,000
Audit-Related Fees	—	70,500
Tax Fees	—	17,712
All Other Fees	—	—
Total	$520,000	$718,212

Audit Fees. Audit fees consist of aggregate fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of financial statements included in the Company’s Form 10-Q filings, and other services that are normally provided in connection with regulatory filings or engagements.
Audit-Related Fees. Audit-related fees for 2019 represent due diligence services performed in connection with the Merger.
Tax Fees. Tax fees for 2019 consist of fees for consultations on tax-related matters.
All Other Fees. There were no such fees incurred in 2020 or 2019.
28

All fees described above were pre-approved by the Audit Committee of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference.
Audit Committee Report
The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Dennison T. Veru, Gary A. Lyons and Vijay B. Samant. All of the members of the Audit Committee are “independent directors” as defined in Nasdaq Listing Rule 5605(a)(2). In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing and financial reporting practices.
The Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2020 with management. The Audit Committee discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC. In discharging its oversight responsibility as to the audit process, the Audit Committee received from Ernst & Young the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence from the Company and the Company’s management.
Based upon the Audit Committee’s review and discussions referenced above, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.
Audit Committee
Dennison T. Veru
Gary A. Lyons
Vijay B. Samant

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE COMPANY'S
RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
On February 22, 2021, the Board adopted, subject to stockholder approval, an amendment to Article IV, Section A of our Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of Common Stock by 200,000,000 shares, or from 100,000,000 shares to 300,000,000 shares. The following discussion is qualified by the text of the Charter Amendment, which is set forth in Appendix A attached to this proxy statement. The Board believes that the Charter Amendment is necessary to maintain flexibility to issue shares of Common Stock for future corporate needs.
29

The additional authorized shares of Common Stock to be authorized by the Charter Amendment would have rights identical to our current issued and outstanding shares of Common Stock. Issuance of the additional shares of Common Stock would not affect the rights of the holders of our issued and outstanding shares of Common Stock, except for effects incidental to any increase in the number of shares of Common Stock issued and outstanding, such as dilution of earnings per share and voting rights.
If the Charter Amendment is approved by stockholders at the Annual Meeting, then it will become effective upon filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Delaware Secretary of State, which filing is expected to occur promptly following the Annual Meeting. The Board reserves the right, notwithstanding stockholder approval of the Charter Amendment and without further action by our stockholders, not to proceed with the Charter Amendment at any time before it becomes effective.
Capitalization
Our Restated Certificate of Incorporation currently authorizes up to 105,000,000 shares of capital stock, of which 100,000,000 are shares of Common Stock and 5,000,000 are shares of preferred stock, par value $0.01 per share. As of February 25, 2021, we had no shares of preferred stock issued and outstanding and the Charter Amendment does not affect the number of authorized shares of preferred stock.
As of February 25, 2021, we estimate that the following shares of Common Stock were issued or reserved for future issuance:
•66,635,452 shares were issued and outstanding;
•4,679,697 shares were reserved for issuance upon the exercise of outstanding stock options;
•189,435 shares were reserved for issuance upon the settlement of outstanding restricted stock units; and
•28,388,988 shares were reserved for issuance upon the exercise of outstanding warrants.
Under the terms of the Omnibus Plan approved by our stockholders at our 2020 Annual Meeting of Stockholders held on April 20, 2020, and as amended with the approval of our stockholders at our Special Meeting of Stockholders held on August 31, 2020, a total of 5,179,389 shares of Common Stock were authorized for issuance under the Omnibus Plan. As a result of our sale of 19,003,510 shares of our Common Stock and pre-funded and Common Stock warrants to purchase an aggregate of 22,663,134 shares of our Common Stock in October 2020 (the “October 2020 Offering”), the Board utilized authorized shares that were previously reserved for issuance under the Omnibus Plan and not subject to outstanding awards under the Omnibus Plan to instead be reserved for issuance under the warrants issued in the October 2020 Offering. As a result, if the Charter Amendment is not approved by our stockholders, we will be severely limited in our ability to grant additional awards under the Omnibus Plan, which in turn will severely limit our ability to attract and retain employees. In addition, the Board has determined that it is in the best interests of our company and stockholders to provide for additional shares to be used for equity compensation awards under the Omnibus Plan, and therefore, pursuant to this proxy statement, we are also seeking the approval of our stockholders to increase the number of shares of our Common Stock available for issuance under the Omnibus Plan by 4,000,000. See “Proposal 4 – Approval of Amendments to the Brickell Biotech, Inc. 2020 Omnibus Long-Term Incentive Plan.”
Further, the Board had previously reserved 10,000,000 shares of Common Stock for issuance pursuant to a purchase agreement (the “Lincoln Park Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park agreed to purchase from us up to an aggregate of $28.0 million of our Common Stock (subject to certain limitations) from time to time over the 36-month term of the Lincoln Park Purchase Agreement. As a result of the October 2020 Offering, the Board re-allocated 10,000,000 shares previously reserved for issuance related to the Lincoln Park Purchase Agreement, to instead be reserved for
30

issuance under the warrants issued in the October 2020 Offering. As a result, if the Charter Amendment is not approved by stockholders, we will be significantly limited in our ability to utilize the Lincoln Park Purchase Agreement as a source of capital.
Accordingly, on February 25, 2021, 106,428 shares of Common Stock remained unreserved and available for future issuance. In consideration of the foregoing, the Board approved the Charter Amendment in substantially the form set forth in Appendix A and has recommended that our stockholders do the same.
Reasons for the Charter Amendment
We believe that the additional shares of authorized Common Stock under the Charter Amendment are necessary to provide us with appropriate flexibility to utilize equity for business and financial purposes that the Board determines to be in our company’s best interests on a timely basis without the expense and delay of a stockholders’ meeting. The Board believes that the currently remaining authorized Common Stock is not sufficient to permit us to respond to potential business opportunities or to pursue important objectives designed to enhance stockholder value, or to recruit and retain employees, directors, officers and consultants. In particular, without additional authorized shares of Common Stock, we will be severely restricted in our ability to pursue the additional financing required to develop and, if successful, commercialize our product candidates. In addition, the number of currently remaining authorized shares of Common Stock will significantly limit our ability to issue shares under the Lincoln Park Purchase Agreement or to grant new equity awards under the Omnibus Plan up to the full amount authorized under the Omnibus Plan, either before or after the proposed increase in such amount as described further under “Proposal 4 – Approval of Amendments to the Brickell Biotech, Inc. 2020 Omnibus Long-Term Incentive Plan.”
The additional authorized shares of Common Stock under the Charter Amendment will provide us with essential flexibility to use our Common Stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, including our existing $8,000,000 at-the-market stock issuance program, of which $2.6 million remains available for future issuances, or a new at-the-market issuance program we intend to launch, issuing shares under the Lincoln Park Purchase Agreement, expanding our business and product pipeline, acquisition transactions, entering into strategic relationships, initiating commercial preparatory plans, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. For example, we will require substantial additional funding in order to develop and, if successful, commercialize our product candidates, and the additional authorized shares of Common Stock under the Charter Amendment could be utilized for a financing if we have an appropriate opportunity. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.
If the Charter Amendment is not approved by our stockholders, our business development and financing alternatives will be limited by the lack of sufficient unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed, perhaps severely, by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel, and if the Charter Amendment is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that our Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve the Charter Amendment, we may not be able to access the capital markets, initiate or complete pivotal clinical trials and other key development activities, complete corporate collaborations or partnerships, conduct strategic business development initiatives,
31

add to our product pipeline, attract, retain and motivate employees and others required to make our business successful, and pursue other business opportunities integral to our growth and success, all of which could severely harm our company and our future prospects.
Other than shares related to future awards under the Omnibus Plan, outstanding awards issued pursuant to the Omnibus Plan or prior equity compensation plans, the Lincoln Park Purchase Agreement, our existing $8,000,000 at-the-market stock issuance program, our amended and restated license agreement with Bodor Laboratories, Inc. and Dr. Nicholas S. Bodor, and outstanding warrants, we do not currently have any other arrangements, agreements or understandings that would require the issuance of additional shares of our Common Stock. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the Omnibus Plan, they may be deemed to have an indirect interest in the Charter Amendment, because absent the Charter Amendment, we would not have sufficient authorized shares to grant such awards.
Possible Effects of the Amendment
The increase in authorized shares of our Common Stock under the Charter Amendment will not have any immediate effect on the rights of existing stockholders. However, because the holders of our Common Stock do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our Common Stock.
The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of our company. Under certain circumstances, however, the additional authorized shares could be used in a manner that has an anti-takeover effect. For example, the additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of our company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Charter Amendment is approved by stockholders, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder or group of holders of a large block of Common Stock, or the replacement or removal of one or more directors or members of management.
The following other provisions of our Restated Certificate of Incorporation and Amended and Restated Bylaws, in combination with the additional authorized shares, may also have an anti-takeover effect of preventing or discouraging a change in control of our company: (i) a Board comprised of three classes of directors with each class serving a staggered three-year term; (ii) authorizing the Board to issue preferred stock from time to time, in one or more classes or series, without stockholder approval; (iii) requiring the approval of at least two-thirds of our outstanding voting stock to amend specified provisions of our Restated Certificate of Incorporation; (iv) requiring the approval of at least two-thirds of our total number of authorized directors, or two-thirds of our outstanding voting stock, to amend our Amended and Restated Bylaws; (v) providing that special meetings of our stockholders may be called only by our Chief Executive Officer, or by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors; (vi) providing that vacancies on the Board and newly created directorships may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director; and (vii) the absence of cumulative voting rights in the election of directors.
The Board of Directors recommends a vote “FOR” approval of the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

32

PROPOSAL 4
APPROVAL OF AMENDMENTS TO THE
BRICKELL BIOTECH, INC. 2020 OMNIBUS LONG-TERM INCENTIVE PLAN
On March 16, 2020, the Board approved, and on April 20, 2020, our stockholders approved, the Omnibus Plan. On July 14, 2020, the Board approved, and on August 31, 2020, our stockholders approved, amendments to the Omnibus Plan to increase the maximum number of shares that may be delivered under the Omnibus Plan by 4,500,000 shares, from 679,389 shares to 5,179,389 shares, and a corresponding increase in the maximum number of shares that may be delivered with respect to incentive stock options granted under the Omnibus Plan by 4,500,000 shares, from 679,389 shares to 5,179,389 shares.
On February 22, 2021, the Board, based on the recommendation of the Compensation Committee, approved the following amendments to the Omnibus Plan, subject to stockholder approval:
•an increase in the maximum number of shares that may be delivered under the Omnibus Plan by an additional 4,000,000 shares, from 5,179,389 shares to 9,179,389 shares (which amount is in addition to any shares granted previously under the Prior Plans that are forfeited, expire or are canceled after the effective date of the Omnibus Plan without delivery of shares or which result in the forfeiture of the shares back to us to the extent that such shares would have been added back to the reserve under the terms of the Prior Plans); and
•a corresponding increase in the maximum number of shares that may be delivered with respect to incentive stock options granted under the Omnibus Plan by an additional 4,000,000 shares, from 5,179,389 shares to 9,179,389 shares;
(collectively, the “Plan Amendments”). A copy of the Omnibus Plan, as proposed to be amended, is attached to this proxy statement as Appendix B and is marked to show the proposed Plan Amendments.
Purpose
Equity compensation is an important component of our executive, employee, consultant and director compensation programs. We believe it best aligns employee, consultant and director compensation with stockholder interests and motivates participants to achieve long-range goals tied to the success of the Company. The Omnibus Plan permits shares of our Common Stock to be awarded as employee incentive compensation, allowing the Board to attract and retain key employees, provide them competitive compensation, adapt to evolving compensation practices and account for our growth.
Key Reasons to Vote for this Proposal:
•Equity awards are a key part of our compensation program. We believe that equity compensation has been, and will continue to be, a critical component of our compensation package because it (i) contributes to a culture of ownership among our employees and other service providers, (ii) aligns our employees’ interests with the interests of our other stockholders, and (iii) preserves our cash resources. It has been our practice to grant equity broadly throughout the organization, not just to executive officers and directors. We compete for talent in an extremely competitive industry, often with larger companies with greater resources. We believe that our ability to compensate with equity awards is essential to our efforts to attract and retain top talent. Equity awards are an essential part of our compensation package, are central to our employment value proposition, and are necessary for us to continue competing for top talent as we grow.
33

•Equity awards incentivize the achievement of key business objectives and increases in stockholder value. Our equity program primarily consists of stock options and restricted stock units. Stock options are performance-based because no value is realized unless our stock price increases from the date of grant. We believe that equity awards have been and will continue to be critical to our success and that they play an important role in incentivizing employees across our company to achieve our key business objectives and drive increases in stockholder value. The Omnibus Plan promotes the long-term financial interest of our company, including the growth in value of our company’s equity and enhancement of long-term stockholder return.
•The Omnibus Plan provides necessary flexibility to the Board. Specifically, the Omnibus Plan provides for the grant of non-qualified and incentive stock options, full value awards, and cash incentive awards. The flexibility inherent in the plan permits the Board to change the type, terms and conditions of awards as circumstances may change. We believe that this flexibility and the resulting ability to more affirmatively adjust the nature and amounts of executive compensation are particularly important for a public company such as ours, given the volatility of the public markets and reactions to economic and world events, especially given the current COVID-19 pandemic. Equity compensation, which aligns the long-term interests of both executives and our stockholders, is an important tool for the Board which without the stockholder approval of this Proposal 4 will not be available to our Board in any meaningful way.
Historic Use of Equity and Need for Additional Shares
Under the terms of the Omnibus Plan approved by our stockholders at our 2020 Annual Meeting of Stockholders held on April 20, 2020, and as amended with the approval of our stockholders at our Special Meeting of Stockholders held on August 31, 2020, a total of 5,179,389 shares of Common Stock were authorized for issuance under the Omnibus Plan. As a result of our sale of 19,003,510 shares of our Common Stock and pre-funded and Common Stock warrants to purchase an aggregate of 22,663,134 shares of our Common Stock in the October 2020 Offering, the Board utilized authorized shares that were previously reserved for issuance under the Omnibus Plan and not subject to outstanding awards under the Omnibus Plan to instead be reserved for issuance under the warrants issued in the October 2020 Offering. As a result, if the Charter Amendment is not approved by our stockholders, we will be severely limited in our ability to grant additional awards under the Omnibus Plan, severely limiting our ability to attract and retain employees, including current employees. In addition, regardless of whether the Charter Amendment is approved by stockholders, although the Omnibus Plan was adopted in April 2020 and amended with the approval of our stockholders at our Special Meeting of Stockholders held on August 31, 2020, and awards representing 3,513,765 shares have been granted under the Omnibus Plan through February 25, 2021, the Compensation Committee of the Board has recently reviewed the number of shares available for issuance under the Omnibus Plan, which was approximately 2,025,028 shares as of February 25, 2021 (though only up to 106,428 shares would be able to be issued for awards if the Charter Amendment is not approved), and determined that such number would likely be insufficient to meet our anticipated retention and recruiting needs. The Compensation Committee also considered the amount of outstanding stock options that are underwater. 29% of our outstanding stock options are “underwater,” meaning the exercise price of each of those options is greater than our current stock price as of February 25, 2021.
In setting the number of additional shares to be available for issuance under the Plan Amendments, we considered the significant number of additional shares and warrants issued in the October 2020 Offering, in addition to our estimated going forward competitive usage needs for existing employees and potential new hires for approximately the next one to three years, with such timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Omnibus Plan could last for a shorter or longer time.
34

Based on these considerations, an additional 4,000,000 shares are being proposed to be made available for issuance under the Omnibus Plan, which the Compensation Committee believes represents an appropriate increase at this time.
As of February 25, 2021, our dilution (calculated as the number of shares available for grant under the Omnibus Plan (assuming the Charter Amendment is approved and therefore such shares could be used for grants under the Omnibus Plan) divided by the total number of fully diluted shares outstanding) was approximately 2%. If the Plan Amendments are approved, and if the Charter Amendment is approved, the potential dilution from issuances authorized under the Omnibus Plan as of February 25, 2021 would increase to approximately 6%. While we acknowledge the potential dilutive effect of stock-based compensatory awards, the Board and the Compensation Committee believe that the performance and motivational benefits that can be achieved from offering such awards outweigh this potential dilutive effect.
The Compensation Committee believes that the ability to provide equity compensation to our executives and other employees and consultants has been, and will continue to be, essential to our ability to continue to attract, retain and motivate talented employees. The Compensation Committee believes that equity-based compensation is a key feature of a competitive compensation program. Further, equity-based compensation awards help align our employees’ and consultants’ interests with those of our stockholders.
Key Compensation Practices Reflected in the Omnibus Plan
The Omnibus Plan contains a number of provisions that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including:
•No repricing of stock options. The Omnibus Plan prohibits the repricing of stock options without stockholder approval. This prohibition includes decreasing the exercise price of a stock option after the date of grant or replacing a stock option for cash or another award if the exercise price is greater than the then-current fair market value of the underlying stock.
•No discounted stock options. The exercise price for a stock option may not be less than the fair market value of the underlying stock at the time the option is granted.
•No liberal share recycling. The following shares will not become available again for issuance under the Omnibus Plan: (i) shares used to satisfy the applicable tax withholding obligation or payment of the exercise price; (ii) shares tendered to satisfy the payment of the exercise price of a stock option; or (iii) shares repurchased by us with proceeds received from the exercise of a stock option.
•No liberal definition of “change in control.” No change in control would be triggered on mere stockholder approval of a transaction.
•Limits on dividends and dividend equivalents. The Omnibus Plan prohibits the payment of dividends or dividend equivalents on stock options and provides that no dividends or dividend equivalents granted in relation to full value awards that are subject to vesting shall be settled prior to the date that such full value award (or applicable portion thereof) becomes vested and is settled.
•Minimum vesting or performance period for all awards. Subject to certain limited exceptions, a minimum vesting or performance period of one year is prescribed for all awards.
General Terms of the Omnibus Plan
The following summary of the Omnibus Plan is not a comprehensive description of all provisions of the Omnibus Plan and should be read in conjunction with, and is qualified in its entirety by reference to, the
35

complete text of the Omnibus Plan, which is attached as Appendix B to this proxy statement and is marked to show the proposed Plan Amendments.
The Omnibus Plan is administered by the Compensation Committee of the Board unless otherwise provided by the Board. The Compensation Committee selects the Participants (as defined in the Omnibus Plan), the time or times of receipt of awards, the types of awards to be granted and the applicable terms, conditions, performance targets, restrictions and other provisions of such awards, to cancel or suspend awards, and to accelerate the exercisability or vesting of any award under circumstances designated by it. The Compensation Committee may delegate all or any portion of its responsibilities or powers under the Omnibus Plan to persons selected by it. If the Compensation Committee does not exist or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Omnibus Plan that would otherwise be the responsibility of the Compensation Committee.
If an award of Common Stock is forfeited without the delivery of shares, the total number of shares with respect to which such payment is made shall not be considered to have been delivered. However, (i) if shares covered by an award are used to satisfy the applicable tax withholding obligation, the number of shares held back by us to satisfy such withholding obligation shall be considered to have been delivered; (ii) if the exercise price of any option granted under the Omnibus Plan is satisfied by tendering Company shares to us (including Company shares that would otherwise be distributable upon the exercise of the option), the number of Company shares tendered to satisfy such exercise price shall be considered to have been delivered; and (iii) if we repurchase Company shares with proceeds received from the exercise of an option issued under the Omnibus Plan, the total number of shares repurchased shall be deemed delivered.
Notwithstanding the minimum vesting limitations described below with respect to options and full value awards, the Compensation Committee may grant options and full value awards that are not subject to such minimum vesting provisions. The total aggregate number of Company shares subject to options and full value awards granted pursuant to the Omnibus Plan that are not subject to such minimum vesting limitations may not exceed five percent of the limit of the total number of Company shares that may be delivered under the Omnibus Plan.
The Company shares with respect to which awards may be made under the Omnibus Plan shall be:
•shares currently authorized but unissued;
•to the extent permitted by applicable law, currently held or acquired by us as treasury shares, including shares purchased in the open market or in private transactions; or
•shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company, and we may contribute to the subsidiary an amount sufficient to accomplish the purchase of the shares to be so acquired.
At the discretion of the Compensation Committee, an award under the Omnibus Plan may be settled in cash, Company shares, the granting of replacement awards, or a combination thereof; provided, however, that if a cash incentive award is settled in Company shares, it must satisfy the minimum vesting requirements related to full value awards.
The Compensation Committee may use Company shares available under the Omnibus Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of our company or a subsidiary, including the plans and arrangements of our company or a subsidiary assumed in business combinations.
36

In the event of a corporate transaction involving us (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, share exchange, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Compensation Committee shall adjust outstanding awards to preserve the benefits or potential benefits of the awards. Action by the Compensation Committee may include:
•adjustment of the number and kind of shares which may be delivered under the Omnibus Plan;
•adjustment of the number and kind of shares subject to outstanding awards;
•adjustment of the exercise price of outstanding options; and
•any other adjustments that the Compensation Committee determines to be equitable, which may include, without limitation:
•replacement of awards with other awards which the Compensation Committee determines have comparable value and which are based on stock of a company resulting from the transaction; and
•cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the Company shares subject to the option at the time of the transaction over the exercise price.
Except as otherwise provided by the Compensation Committee, awards under the Omnibus Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.
Eligibility and Shares Subject to the Omnibus Plan
All employees and directors of, and consultants and other persons providing services to, our company or any of its subsidiaries (or any parent or other related company, as determined by the Compensation Committee) are eligible to become Participants in the Omnibus Plan, except that non-employees may not be granted incentive stock options.
As of March [15], 2021, we had 14 employees and four non-employee directors eligible to participate in the Omnibus Plan.
As of August 31, 2020, the date of our special meeting at which our stockholders approved additional shares of Common Stock for issuance pursuant to the Omnibus Plan, the maximum number of shares of Common Stock that could be delivered to Participants and their beneficiaries under the Omnibus Plan was (i) 5,179,389 shares; and (ii) any shares granted previously under the Prior Plans that are forfeited, expire or are canceled after April 20, 2020 without delivery of shares or which result in the forfeiture of the shares back to us to the extent that such shares would have been added back to the reserve under the terms of the Prior Plans, but not including shares that remained available for grant pursuant to the Prior Plans that were not previously granted. Since August 21, 2020 and through February 25, 2021, a total of 3,376,168 shares of Common Stock have been issued pursuant to or are subject to awards under the Omnibus Plan.
The Plan Amendments would increase the total number of shares of Common Stock available for the grant of awards under the Omnibus Plan by an additional 4,000,000 shares, from 5,179,389 shares to 9,179,389 shares, plus the number of shares granted previously under the Prior Plans that are forfeited, expire or are canceled after April 20, 2020. If an award granted under the Omnibus Plan is forfeited or canceled, or is settled in cash, the undelivered shares of Common Stock that were subject to the award will be available for future awards under the Omnibus Plan. The following shares of Common Stock may not again be made available for issuance as
37

awards under the Omnibus Plan: (i) shares of Common Stock tendered or withheld to pay the exercise price or withholding taxes related to an outstanding award, or (ii) shares repurchased by us with proceeds received from the exercise of an option issued under the Omnibus Plan.
The allocation of the additional 4,000,000 shares of stock which the stockholders are being asked to approve has not been determined. Pursuant to the terms of the Omnibus Plan, the Compensation Committee and/or committees appointed by the Board will determine the number of options and RSUs (and any other awards) to be allocated to our employees, consultants and non-employee directors under the Omnibus Plan in the future, and such allocations may only be made in accordance with the provisions of the Omnibus Plan as described herein.
Options
The Compensation Committee may grant an incentive stock option or non-qualified stock option to purchase Company shares at an exercise price determined by the Compensation Committee. Each option shall be designated as an incentive stock option or non-qualified stock option when granted. An incentive stock option is a stock option intended to satisfy additional requirements required by federal tax rules in the United States as specified in the Omnibus Plan (and any incentive stock option granted that does not satisfy such requirements shall be treated as a non-qualified stock option).
The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries with respect to incentive stock options granted under the Omnibus Plan currently is 5,179,389 shares of Common Stock. If the Plan Amendments are approved by stockholders, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries with respect to incentive stock options granted under the Omnibus Plan would be increased to 9,179,389 shares of Common Stock.
Except as described below, the exercise price for an option shall not be less than the fair market value of a Company share at the time the option is granted; provided, that the exercise price of an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in our company or a subsidiary shall not be less than 110 percent of the fair market value of a Company share at the time of grant. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to us as consideration for the grant of a replacement option with a lower exercise price, except as approved by our stockholders or as adjusted for the corporate transactions described above. On February 25, 2021, the closing price for our Common Stock on The Nasdaq Capital Market was $1.19 per share.
No option shall be surrendered to us in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such option is greater than the then current fair market value of a share of Common Stock, except as approved by our stockholders. In addition, the Compensation Committee may grant options with an exercise price less than the fair market value of the Company shares at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Compensation Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. No dividend equivalents may be granted under the Omnibus Plan with respect to any option.
The option shall be exercisable in accordance with the terms established by the Compensation Committee, but in no event shall an option become exercisable or vested prior to the earlier of (i) the first anniversary of the date of grant or (ii) the date on which the Participant’s termination occurs by reason of death or disability, change in control or involuntary termination.
The full purchase price of each Company share purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Compensation Committee, the purchase price of an option shall be payable in cash, by promissory note, or by Company shares (valued at fair market value as of the day of exercise), including shares of stock otherwise distributable on the exercise of the option,
38

or a combination thereof. If the shares remain publicly traded, the Compensation Committee may permit a Participant to pay the exercise price by irrevocably authorizing a third party to sell Company shares (or a sufficient portion of the Company shares) acquired upon exercise of the option and remit to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Company shares acquired pursuant to the exercise of an option as the Compensation Committee determines to be desirable. In no event will an option expire more than ten years after the grant date; provided, that an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in our company or a subsidiary shall not be more than 5 years.
Full Value Awards
The following types of “full value awards” may be granted, as determined by the Compensation Committee:
•the Compensation Committee may grant awards in return for previously performed services or in return for the Participant surrendering other compensation that may be due;
•the Compensation Committee may grant awards that are contingent on the achievement of performance or other objectives during a specified period; and
•the Compensation Committee may grant awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.
Any such awards shall be subject to such conditions, restrictions and contingencies as the Compensation Committee determines. If the right to become vested in a full value award is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without achievement of performance targets or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service shall not end prior to the first anniversary of the date of grant. If the right to become vested in a full value award is conditioned on the achievement of performance targets or performance objectives, and without it being granted in lieu of other compensation, then the required performance period shall not end prior to the first anniversary of the date of grant. In the event the Participant’s termination occurs due to death, disability or involuntary termination without cause, any unvested full value awards shall become vested only as determined by the Compensation Committee in its sole discretion.
Dividends or dividend equivalents settled in cash or Company shares may be granted to a Participant in relation to a full value award with payments made either currently or credited to an account. No dividend or dividend equivalents granted in relation to a full value award that is subject to vesting shall be settled prior to the date such full value award (or applicable portion thereof) becomes vested and is settled.
Change in Control
A change in control shall have such effect on an award as is provided in the applicable award agreement, or, to the extent not prohibited by the Omnibus Plan or the applicable award agreement, as provided by the Compensation Committee. In the event of a change in control, the Compensation Committee may cancel any outstanding awards in return for cash payment of the current value of the award, determined with the award fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the Company shares subject to the option at the time of the transaction over the exercise price (and the option will be canceled with no payment if the value of the shares at the time of the transaction are equal to or less than the exercise price).
39

For the purposes of the Omnibus Plan, a “change in control” is generally deemed to occur when:
•any person becomes the beneficial owner of 50 percent or more of our voting stock;
•the consummation of a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction involving our company where, immediately after the transaction, our stockholders immediately prior to the combination hold, directly or indirectly, 50 percent or less of the voting stock of the combined company;
•the consummation of any plan of liquidation or dissolution providing for the distribution of all or substantially all of the assets of our company and its subsidiaries or the consummation of a sale of substantially all of the assets of our company and its subsidiaries; or
•at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board, who we refer to as “Incumbent Directors,” cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two-thirds of the Incumbent Directors.
Amendment and Termination
The Board may amend or terminate the Omnibus Plan at any time, and the Board or the Compensation Committee may amend any award granted under the Omnibus Plan, but no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent. The Board may not amend the provision of the Omnibus Plan related to re-pricing without approval of stockholders or make any material amendments to the Omnibus Plan without stockholder approval. The Omnibus Plan will remain in effect as long as any awards under the Omnibus Plan remain outstanding, but no new awards may be granted after the tenth anniversary of the date on which the stockholders approve the Omnibus Plan.
United States Income Tax Considerations
The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the Omnibus Plan based on current U.S. income taxation with respect to Participants who are U.S. citizens or residents. Participants subject to taxation in other countries should consult their tax advisor (including Participants in Israel).
Non-Qualified Options.    The grant of a non-qualified option will not result in taxable income to the Participant. The Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Company shares acquired over the exercise price for those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such Company shares equal to the fair market value of the shares at the time of exercise and the holding period beginning the day after exercise.
Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of our company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is “disabled,” as that term is defined in the Code).
The excess of the fair market value of the Company shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative
40

minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the Participant will have a basis in those shares equal to the fair market value of the Company shares at the time of exercise.
If the Participant does not sell or otherwise dispose of the Company shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Company shares to the Participant, then, upon disposition of such Company shares, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the above holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Company shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Full Value Awards.    A Participant who has been granted a full value award will not realize taxable income at the time of grant, provided that the Company shares subject to the award are subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the vesting of Company shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, and the holding period beginning at vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant.
Withholding of Taxes.   We may withhold amounts from Participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, Participants may satisfy withholding requirements through cash payment, by having Company shares withheld from awards or by tendering previously owned Company shares to us to satisfy tax withholding requirements.
Change In Control.    Any acceleration of the vesting or payment of awards under the Omnibus Plan in the event of a change in control of us may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the Participant to a 20 percent excise tax and preclude deduction by a subsidiary or may otherwise result in a cut back based on employment arrangements with a Participant.
ERISA.    The Omnibus Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401 of the Code.
Tax Advice
The preceding discussion is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Omnibus Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Omnibus Plan. In addition, a number of Participants reside outside the U.S. and are subject to taxation in other countries or may be subject to U.S. federal income tax in a manner not described above. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.
41

New Plan Benefits
Because the Compensation Committee, in its discretion, will select the participants who receive awards and the timing, size and types of those awards, we cannot currently determine the awards that will be made to particular individuals or groups under the Omnibus Plan, as amended, other than with respect to non-employee directors. Under the current compensation program for our non-employee directors, each of our non-employee directors receives an annual award of 6,500 stock options, and the non-executive Chairman of the Board receives an additional annual award of 1,500 stock options.
For illustrative purposes only, the following table sets forth the awards received by the individuals and groups listed below under the Prior Plans and the Omnibus Plan between August 31, 2019, the date of our reverse merger transaction, and February 25, 2021:

Name	Number of Shares Subject to Awards (#)
Robert B. Brown	1,207,128
Andrew D. Sklawer	573,564
Deepak Chadha	499,995
All current executive officers as a group	2,937,788
All non-employee directors as a group	401,238
All employees, other than executive officers, as a group	744,471

The Board of Directors recommends a vote “FOR” approval of the Plan Amendments.

PROPOSAL 5
APPROVAL OF THE BRICKELL BIOTECH, INC. EMPLOYEE STOCK PURCHASE PLAN
On February 22, 2021, the Board, based on the recommendation of the Compensation Committee, approved the Brickell Biotech, Inc. Employee Stock Purchase Plan (the “ESPP”), and directed that the ESPP be submitted to stockholders for approval. If approved by stockholders at the Annual Meeting, the ESPP will become effective upon such stockholder approval with the first eligible purchase period commencing as of July 1, 2021.
The purpose of the ESPP is to provide our employees with a convenient means of purchasing shares of our Common Stock at a discount to market prices through the use of payroll deductions, subject to a maximum amount that an employee can contribute of $25,000 per calendar year pursuant to applicable law. The full text of the ESPP is contained in Appendix C to this proxy statement, and the material features of the ESPP are summarized below.
Administration
The Compensation Committee is authorized to administer the ESPP. The Compensation Committee has full authority to adopt rules and procedures to administer the ESPP, interpret the provisions of the ESPP, determine the terms and conditions of offerings under the ESPP, and designate which of our subsidiaries may participate in the ESPP. All costs and expenses incurred for ESPP administration are paid by us.
Share Reserve
Up to 2,600,000 shares of our Common Stock may be purchased by participants under the Plan. In the event of any change to our outstanding Common Stock, such as a recapitalization, stock dividend, stock split or similar
42

event, appropriate adjustments will be made to the number and class of shares available under the ESPP, the limit on the number of shares that a participant may purchase during any purchase period, and the number, class and purchase price of shares subject to purchase under any pending offering.
Eligibility and Participation
With one exception, any individual employed by our company or any participating subsidiary corporation is eligible to participate in the ESPP. However, no employee who owns stock possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any of our subsidiaries may participate in the ESPP. The Compensation Committee may, consistent with the requirements of Section 423, impose additional eligibility requirements for individual offerings under the ESPP. As of February 25, 2021, we estimate that approximately 14 employees, including all five of our executive officers who are employees, would be eligible to participate in the ESPP.
Eligible employees may enroll in the ESPP during an enrollment period prior to an offering period and will begin participating at the start of that offering period.
Purchase Periods and Purchase Dates
The ESPP permits eligible employees to purchase shares of our Common Stock through payroll withholding. Shares will be offered under the ESPP through a series of offerings, each of which will consist of a single purchase period of six months, or such other duration (up to 27 months) as the Compensation Committee may determine. We expect that, if the ESPP is approved by stockholders, the first purchase period will begin on July 1, 2021 and end on December 31, 2021, and thereafter the purchase periods generally will begin on January 1 of each year and end on June 30 and begin on July 1 in each calendar year and end on December 31. At the end of each purchase period, shares are issued based on payroll deductions accumulated during that period.
Purchase Price
Unless a different purchase price is established by the Compensation Committee, the purchase price per share at which the shares of our Common Stock are sold under the ESPP generally will be equal to 85% of the lesser of the fair market value of our Common Stock on (i) the first trading day of the purchase period or (ii) the last trading day of the purchase period.
The fair market value of a share of our Common Stock on any relevant date under the ESPP will be deemed to be equal to the closing sale price per share on that date. The closing sale price of our Common Stock on February 25, 2021 was $1.19 per share, although the ESPP was not yet effective as of that date.
Payroll Deductions and Stock Purchases
Each participant may elect to have a percentage of eligible compensation between 1% and 10% withheld as a payroll deduction per pay period. The accumulated deductions will automatically be applied on each purchase date (the last trading day of a purchase period) to the purchase of shares of our Common Stock at the purchase price in effect for that purchase date. In connection with specific offerings under the ESPP, the Compensation Committee may permit participants to make additional contributions other than by payroll deductions during the applicable purchase period. For purposes of the ESPP, except as otherwise defined by the Compensation Committee, eligible compensation includes base salary only.
43

Special Limitations
The ESPP imposes certain limitations upon a participant’s right to purchase our Common Stock under the ESPP, including the following:
•a participant may not be granted rights to purchase more than $25,000 worth of our Common Stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding; and
•no participant may purchase more than 25,000 shares of our Common Stock (or such other number of shares as the Compensation Committee may designate for a specific offering) on any one purchase date.
Changing Contribution Amounts; Withdrawal from the ESPP
A participant may, by written notice during an enrollment period, increase or decrease the amount of his or her payroll deduction contributions effective as of the first day of the next purchase period. A participant may also suspend the amount of his or her payroll deduction contributions during a purchase period by submitting written notice that complies with the rules set by the Compensation Committee. A participant may withdraw from the ESPP at any time by complying with the rules set by the Compensation Committee, and his or her accumulated (but not yet invested) contributions to the ESPP will be refunded.
Termination of Employment
A participant’s purchase right will immediately terminate upon his or her termination of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such termination of employment occurs will be refunded and will not be applied to the purchase of Common Stock.
Shareholder Rights
No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights under the ESPP until the shares are actually purchased on the participant’s behalf through the ESPP and issued and delivered.
Transferability of Purchase Rights
No purchase rights under the ESPP will be assignable or transferable by the participant, except by will or the laws of descent and distribution.
Withdrawal of Shares
A participant may direct the agent selected by the Company to sell any or all of the participant’s shares of our Common Stock credited to the participant’s share subaccount and distribute the net proceeds of such sale to the participant. Except for such sales, a participant may not withdraw shares or otherwise transfer shares from the participant’s share subaccount.
Corporate Transactions
If we are acquired by merger, consolidation or other reorganization, or sell all or substantially all our assets, each right to acquire shares on any purchase date scheduled to occur after the date of the consummation of the transaction shall be continued or assumed or an equivalent right shall be substituted by the surviving or successor corporation or its parent or subsidiary. If those rights are not continued, assumed or substituted, then
44

our Board may terminate the ESPP or shorten the purchase period then in progress by setting a new purchase date to occur prior to the transaction.
Share Proration
Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular purchase date exceed the number of shares remaining available for issuance under the ESPP at that time, the Compensation Committee shall make to each participant a pro rata allocation in a uniform and nondiscriminatory manner of the available shares, and the payroll deductions of each participant not used to purchase shares will be refunded.
Amendment and Termination
The ESPP may be terminated at any time by our Board and will terminate upon the date on which all shares remaining available for issuance under the ESPP are sold pursuant to exercised purchase rights.
The Compensation Committee may at any time amend or suspend the ESPP. However, the Compensation Committee may not, without shareholder approval, amend the ESPP to effect any other change in the ESPP that would require shareholder approval under applicable law, exchange rules or to maintain compliance with Code Section 423.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to participation in the ESPP. This summary assumes the ESPP qualifies as an “employee stock purchase plan” within the meaning of Code Section 423, is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.
Under a qualified Code Section 423 arrangement, no taxable income will be recognized by a participant, and no deductions will be allowed to the Company, upon either the grant or the exercise of purchase rights under the ESPP. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.
If a participant sells or otherwise disposes of the purchased shares within two years after the first day of the purchase period in which such shares were acquired, or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing market price of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.
If a participant sells or otherwise disposes of the purchased shares more than two years after the first day of the purchase period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the closing market price of the shares on the first day of the purchase period in which the shares were acquired (or such purchase price discount provided by the Compensation Committee for the purchase period, not to exceed 15%). Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.
45

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing market price of the shares on the date of death exceeds the purchase price or (ii) 15% of the closing market price of the shares on the first day of the purchase period in which those shares were acquired (or such purchase price discount provided by the Compensation Committee for the purchase period, not to exceed 15%).
Plan Benefits
The benefits to be received by our officers and employees under the ESPP are not determinable because the amounts of future purchases by participants are based on elective participant contributions.
The Board of Directors recommends a vote “FOR” approval of the Employee Stock Purchase Plan.

PROPOSAL 6
APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF OUR COMMON STOCK PURSUANT TO A PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND, LLC, FOR PURPOSES OF NASDAQ LISTING RULE 5635(d)
Overview
On February 17, 2020 we entered into a purchase agreement (the “Lincoln Park Purchase Agreement”) and a registration rights agreement (the “Lincoln Park Registration Rights Agreement”), with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park committed to purchase up to $28.0 million of our Common Stock, subject to certain limitations and conditions set forth in the Lincoln Park Purchase Agreement, which is attached hereto as Appendix D.
Under the terms and subject to the conditions of the Lincoln Park Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase, up to $28.0 million of shares of Common Stock. Such sales of Common Stock by us, if any, will be subject to certain limitations, and may occur from time to time, at our sole discretion, over the 36-month period commencing on August 14, 2020, which is the date which certain conditions set forth in the Lincoln Park Purchase Agreement, all of which were outside of Lincoln Park’s control, were satisfied, including the registration statement on Form S-1 being declared effective by the SEC.
Thereafter, under the Lincoln Park Purchase Agreement, on any business day over the term of the Lincoln Park Purchase Agreement, we have the right, in our sole discretion, to present Lincoln Park with a purchase notice directing Lincoln Park to purchase up to 100,000 shares per business day (the “Regular Purchase”), (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Lincoln Park Purchase Agreement); provided, however, that (i) the Regular Purchase limit may be increased to up to 125,000 shares if the closing sale price of our Common Stock is at least $3.00 per share on the purchase date and (ii) the Regular Purchase limit may be increased to up to 150,000 shares, provided that the closing sale price of our Common Stock is at least $5.00 on the purchase date. In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $1.0 million. The Lincoln Park Purchase Agreement provides for a purchase price per share equal to 98% of the lesser of: the lowest sale price of our Common Stock on the purchase date; and the average of the three lowest closing sale prices for our Common Stock during the ten consecutive business days ending on the business day immediately preceding the purchase date of such shares.
In addition to Regular Purchases, we may direct Lincoln Park to purchase other amounts as accelerated purchases or as additional accelerated purchases if the closing sale price of our Common Stock exceeds certain
46

threshold prices as set forth in the Lincoln Park Purchase Agreement. In all instances, we may not sell shares of our Common Stock to Lincoln Park under the Lincoln Park Purchase Agreement if it would result in Lincoln Park beneficially owning more than 9.99% of the outstanding shares of our Common Stock. As of March 2, 2021, we have not made any sales of our Common Stock under the Lincoln Park Purchase Agreement.
Lincoln Park has no right to require us to sell any shares of our Common Stock to Lincoln Park, but Lincoln Park is obligated to make purchases as we direct, subject to certain conditions. There are no upper limits on the price per share that Lincoln Park must pay for shares of Common Stock.
Pursuant to the terms of the Lincoln Park Purchase Agreement, we have agreed with Lincoln Park that we will not enter into any “variable rate” transactions with any third party until the earlier of February 17, 2023 or 18 months following the termination of the Lincoln Park Purchase Agreement. Pursuant to the Lincoln Park Purchase Agreement, we sold Lincoln Park (i) an aggregate of 950,000 shares of Common Stock, (ii) a warrant to initially purchase an aggregate of up to 606,420 shares of Common Stock at an exercise price of $0.01 per share and (iii) a warrant to initially purchase an aggregate of up to 1,556,420 shares of Common Stock at an exercise price of $1.16 per share. The aggregate gross purchase price for these securities was $2.0 million.
The net proceeds under the Lincoln Park Purchase Agreement to us will depend on the frequency and prices at which we sell shares of our Common Stock to Lincoln Park. We expect that any proceeds received by us from such sales to Lincoln Park will be used for working capital and general corporate purposes.
The terms of the Lincoln Park Purchase Agreement and the Lincoln Park Registration Rights Agreement are complex and only briefly summarized above. For further information, please refer to the copy of the Lincoln Park Purchase Agreement attached as Appendix D to this proxy statement, our Current Report on Form 8-K filed on February 18, 2020 and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to Appendix D and such filed transaction documents.
Why We Need Stockholder Approval
Nasdaq Listing Rule 5635(d) requires shareholder approval for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction shares outstanding at less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)).
Pursuant to the terms of the Lincoln Park Purchase Agreement, the aggregate number of shares that we are permitted to sell to Lincoln Park may in no case exceed 19.99% of the Common Stock outstanding on the date of execution of the Lincoln Park Purchase Agreement (the “Exchange Cap”), or 1,740,452 shares, unless (i) stockholder approval is obtained to issue more, in which case the Exchange Cap will not apply, or (ii) the average price of all applicable sales of our Common Stock to Lincoln Park under the Lincoln Park Purchase Agreement equals or exceeds $1.16 per share (calculated by reference to the Minimum Price under Listing Rule 5635(d)); provided that at no time shall Lincoln Park, together with its affiliates, beneficially own more than 9.99% of our Common Stock.
In order to retain maximum flexibility to issue and sell up to the maximum of $28.0 million of our Common Stock under the Lincoln Park Purchase Agreement, we are therefore seeking stockholder approval for the sale and issuance of Common Stock in connection with the Lincoln Park Purchase Agreement to satisfy the requirements of Nasdaq Listing Rule 5635(d).
The Board of Directors recommends a vote “FOR” the approval of the issuance of more than 20% of our Common Stock pursuant to the Lincoln Park Purchase Agreement for purposes of Nasdaq Listing Rule 5635(d).

47

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of December 31, 2020, with respect to our equity compensation plans in effect on that date.

	Number of Securities to be Issued Upon Exercise of Outstanding Options and RSUs (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders
2009 Equity Incentive Plan	1,282,381	$8.42	—
Vical Plan	253,412	$68.46	—
2020 Omnibus Incentive Plan	3,295,832	$0.80	2,062,535

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors and Named Executive Officers
The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of February 25, 2021 by each of our directors, each of our Named Executive Officers, and all directors and executive officers as a group.

Name	Common Stock	Rights to Acquire Shares Within 60 Days of February 25, 2021 (5)	Total Stock and Stock Based Holdings	Percent of Total(1)
Robert B. Brown(2)	216,659	309,889	526,548	*
Andrew D. Sklawer	96,250	150,837	247,087	*
Deepak Chadha	46,717	124,083	170,800	*
Reginald Hardy(3)	533,030	85,109	618,139	*
Dennison T. Veru	1,030,840(4)	38,582	1,069,422	1.6%
Vijay B. Samant	19,134	84,853	103,987	*
Gary A. Lyons	18,762	12,751	31,513	*
All current directors and executive officers as a group (10 persons)	2,045,444	963,163	3,008,607	4.5%
_________________
*    Less than 1%
(1)Percent of shares beneficially owned by any person is calculated by dividing the number of shares beneficially owned by that person as of February 25, 2021 (including any shares which that person has the right to acquire beneficial ownership of within 60 days of February 25, 2021), by the sum of the total number of shares outstanding as of February 25, 2021, and the number of shares which that person has the right to acquire beneficial ownership of within 60 days of February 25, 2021. Applicable percentages are based on 66,635,452 shares of our Common Stock outstanding as of February 25, 2021.
(2)Includes 129,702 shares held in a trust.
48

(3)Includes 48,347 shares held by Mr. Hardy’s spouse, including in her capacity as a trustee, 266,447 shares held by Hardy Capital, Ltd., and 17,260 shares held by PAH Irrevocable Trust.
(4)Includes 980,030 shares owned by Palisade Concentrated Equity Partnership II, L.P. Mr. Veru is the Co-Chair and Chief Information Officer of Palisade Concentrated Equity Partnership II, L.P., and therefore he may be deemed to have shared voting and dispositive power over these shares.
(5)Rights to acquire shares within 60 days of February 25, 2021 consist of the following allocations: (i) Robert B. Brown – options 163,436 and warrants 146,453; (ii) Andrew D. Sklawer – options 114,809, RSUs 20,000 and warrants 16,028; (iii) Deepak Chadha – options 66,363, RSUs 25,000 and warrants 32,720; (iv) Reginald Hardy – options 61,894 and warrants 23,215; (v) Dennison T. Veru – options 35,266, 28,766 of which are held by Palisade Capital Advisors and 2,167 of which are held by Palisade Concentrated Equity Partnership II, L.P. (of which Mr. Veru is Co-Chair and Chief Information Officer and therefore may be deemed to own the stock options) and related entities and warrants 3,316; (vi) Vijay B. Samant – options 84,853; (vii) Gary A. Lyons – options 12,751 and (viii) all current directors and executive officers as a group – options 611,735, RSUs 85,000 and warrants 266,428.
Security Ownership of Certain Beneficial Owners
As of February 25, 2021, no person or entity reported being the beneficial owner of more than 5% of the outstanding shares of Common Stock on such date.

SOLICITATION OF PROXIES
We have engaged Alliance to assist us in soliciting proxies for the Annual Meeting. We will pay Alliance a base fee of $19,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance will be approximately $25,000. Our officers, directors, employees and consultants may solicit proxies in person or by telephone, fax or email. We will pay these officers, directors, employees and consultants no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We will pay all of the costs of soliciting these proxies.
If you have questions concerning the proposals in this proxy statement or need assistance in voting, please contact our proxy solicitor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
833-550-0985 (Toll Free in the U.S.)

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
49

A number of brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Brickell Biotech, Inc., Investor Relations, 5777 Central Avenue, Suite 102, Boulder, Colorado 80301 or contact (720) 505-4755. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS
We know of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.
By Order of the Board of Directors

/s/ ROBERT B. BROWN
Robert B. Brown
Chief Executive Officer
Boulder, Colorado
March [15], 2021

50

APPENDIX A

PROPOSED AMENDMENT
TO ARTICLE IV, SECTION A OF THE
RESTATED ARTICLES OF INCORPORATION OF
BRICKELL BIOTECH, INC.

ARTICLE IV

A. Classes of Stock. The total number of shares of all classes of capital stock which the corporation shall have authority to issue is ~~One Hundred-Five Million (105,000,000)~~ Three Hundred-Five Million (305,000,000) shares, of which ~~One Hundred Million (100,000,000)~~ Three Hundred Million (300,000,000) shares of the par value of One Cent ($0.01) each shall be Common Stock (the “Common Stock”) and Five Million (5,000,000) shares of the par value of One Cent ($0.01) each shall be Preferred Stock (the “Preferred Stock”).

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such shares. The Board of Directors also is authorized to determine or alter the rights (including but not limited to voting rights), preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series outstanding) the number of shares of such series subsequent to the issue of shares of that series by filing a certificate pursuant to the applicable laws of the State of Delaware.

APPENDIX B

BRICKELL BIOTECH, INC.
2020 OMNIBUS LONG-TERM INCENTIVE PLAN
(As proposed to be amended on April 19, 2021)

ii

10.1.	General Restrictions	15
10.2.	Tax Withholding	15
10.3.	Grant and Use of Awards	16
10.4.	Dividends and Dividend Equivalents	16
10.5.	Settlement of Awards	16
10.6.	Transferability	17
10.7.	Form and Time of Elections	17
10.8.	Agreement With Company	17
10.9.	Action by Company or Subsidiary	17
10.10.	Gender and Number	18
10.11.	Limitation of Implied Rights	18
10.12.	Evidence	18
10.13.	Limitations under Section 409A	18

iii

BRICKELL BIOTECH, INC.
2020 OMNIBUS LONG-TERM INCENTIVE PLAN
SECTION 1
GENERAL
1.1.     Purpose. The Brickell Biotech, Inc. 2020 Omnibus Long-Term Incentive Plan (the “Plan”) has been established by Brickell Biotech, Inc., a Delaware corporation, (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align the interests of Participants with those of the Company’s other stockholders through compensation that is based on the Company’s shares; and thereby promote the long-term financial interest of the Company and the Related Companies including the growth in value of the Company’s shares and enhancement of long-term stockholder return. Capitalized terms in the Plan are defined in Section 2.
1.2.     Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.
1.3.     Foreign Participants. In order to assure the viability of Awards granted to Participants who are subject to taxation in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such appendixes, supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3.1 of the Plan.
1.4.     Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 8 (relating to operation and administration).
1.5.     History. The Plan was adopted by the Company on March 16, 2020, subject to approval by stockholders. To the extent not prohibited by Applicable Laws, Awards which are to use shares of Stock reserved under the Plan that are contingent on the approval by the Company’s stockholders may be granted prior to that meeting contingent on such approval. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the date on which the stockholders approved the Plan.

SECTION 2
DEFINITIONS
2.1.     “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 8.
2.2.     “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
2.3.     “Award Agreement” means the written agreement, including an electronic agreement, setting forth the terms and conditions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
2.4.     “Award” means any award or benefit granted under the Plan, including, without limitation, the grant of Options and Full Value Awards.
2.5.     “Board” means the Board of Directors of the Company.
2.6.     “Change in Control” means the first to occur of any of the following:
(a)    the consummation of a purchase or other acquisition by any person, entity or group of persons (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions, other than an acquisition by a trustee or other fiduciary holding securities under an employee benefit plan or similar plan of the Company or a Related Company), of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the outstanding shares of Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally;
(b)    the consummation of a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding securities;

(c)    the consummation of any plan of liquidation or dissolution of the Company providing for the sale or distribution of substantially all of the assets of the Company and its Subsidiaries or the consummation of a sale of substantially all of the assets of the Company and its Subsidiaries; or
(d)    at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).
2.7.     “Code” means the United States Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.
2.8.     “Committee” has the meaning set forth in Section 8.1.
2.9.     “Common Stock” or “Stock” means the common stock of the Company.
2.10.     “Company” has the meaning set forth in Section 1.1.
2.11.     “Consultant” means any natural person engaged as a consultant or advisor by the Company or a Parent or Subsidiary or other Related Company (as determined by the Committee) to render bona fide services to such entity and such services are not in connection with the sale of shares of Stock in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
2.12.     “Director” means a member of the Board.
2.13.     “Eligible Individual” means any Employee, Consultant or Director; provided, however, that to the extent required by the Code, an ISO may only be granted to an Employee of the Company or a Parent or Subsidiary. An Award may be granted to an Employee, Consultant or Director, in connection with hiring, retention or otherwise, prior to the date the Employee, Consultant or Director first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the Employee, Consultant or Director first performs such services.
2.14.     “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company or a Related Company (as determined by the Committee). Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.15.     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.16.     “Exercise Price” of each Option granted under this Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted.
2.17.     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(a)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Exchange, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the last previous trading day prior to such date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Stock will be the mean between the high bid and low asked prices for the Common Stock on the last previous trading day prior to such date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
2.18.     A “Full Value Award” is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future, with such grant subject to one or more conditions, as determined by the Committee.
2.19.      An “Incentive Stock Option” or an “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code.
2.20.     A “Non-Qualified Option or an “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code.
2.21.     An “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Plan may be either an ISO or an NQO as determined in the discretion of the Committee.

2.22.     “Outside Director” means a Director of the Company who is not an officer or employee of the Company or the Related Companies.
2.23.     “Parent” means a parent corporation within the meaning of Section 424(e) of the Code.
2.24.     “Participant” means the holder of an outstanding Award.
2.25.     “Period of Restriction” means the period during which the transfer of shares of Stock are subject to restrictions and therefore, the shares of Stock are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
2.26.     “Plan” has the meaning set forth in Section 1.1.
2.27.     “Related Company” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee.
2.28.     “Securities Act” means the Securities Act of 1933, as amended.
2.29.     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
2.30.     “Termination Date” means the date on which a Participant both ceases to be an employee of the Company and the Related Companies and ceases to perform material services for the Company and the Related Companies (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Related Company which was the recipient of the Participant’s services; and provided, further that, with respect to an Outside Director, “Termination Date” means the date on which the Outside Director’s service as an Outside Director terminates for any reason. If, as a result of a sale or other transaction, the entity for which the Participant performs services ceases to be a Related Company (and such entity is or becomes an entity separate from the Company), the occurrence of such transaction shall be the Participant’s Termination Date. With respect to Awards that constitute deferred compensation subject to Section 409A of the Code, references to the Participant's termination of employment (including references to the Participant's employment termination, and to the Participant terminating employment, a Participant’s separation from service, and other similar reference) and references to a Participant's termination as a Director (including separation from service and other similar references) shall mean the date that the Participant incurs a “separation from service” within the meaning of Section 409A of the Code.

SECTION 3
SHARES OF STOCK AND PLAN LIMITS
3.1.     Shares of Stock and Other Amounts Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:
(a)    Subject to the following provisions of this Section 3.1, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be the sum of (i) ~~5,179,389~~ 9,179,389 shares of Stock (which number includes all shares available for delivery under this Section 3.1(a) since the establishment of the Plan, determined in accordance with the terms of the Plan); and (ii) any shares granted previously under the Company’s 2009 Equity Incentive Plan, as amended and the Amended and Restated Stock Incentive Plan of Vical Incorporated (the “Prior Plans”) that are forfeited, expire or are canceled after the Effective Date without delivery of shares or which result in the forfeiture of the shares back to the Company to the extent that such shares would have been added back to the reserve under the terms of the Prior Plans, but not including shares that remained available for grant pursuant to the Prior Plans that were not previously granted. Shares of Stock issued by the Company in connection with awards that are assumed or substituted in connection with a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction shall not be counted against the number of shares of Stock that may be issued with respect to Awards under the Plan.
(b)    Only shares of Stock, if any, actually delivered to the Participant or beneficiary on an unrestricted basis with respect to an Award shall be treated as delivered for purposes of the determination under Section 3.1(a) above, regardless of whether the Award is denominated in shares of Stock or cash. Consistent with the foregoing:
(i)    To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or cancelled, or the shares of Stock are not delivered on an unrestricted basis (including, without limitation, by reason of the Award being settled in cash), such shares of Stock shall not be deemed to have been delivered for purposes of the determination under Section 3.1(a) above.
(ii)    Subject to the provisions of paragraph (i) above, the total number of shares of Stock covered by an Award will be treated as delivered for purposes of this paragraph (b) to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (A) if shares covered by an Award are used to satisfy the applicable tax withholding obligation or Exercise Price, the number of shares held back by the Company to satisfy such withholding obligation or Exercise Price shall be considered to have been delivered; (B) if the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation, including shares of Stock that would otherwise be distributable upon the exercise of the Option), the number of shares tendered to satisfy such Exercise Price shall be considered to have been delivered; and (C) if shares of Stock are repurchased by the Company with proceeds received from the exercise of an option issued under this Plan, the total number of such shares repurchased shall be deemed delivered.
(c)    The shares of Stock with respect to which Awards may be made under the Plan shall be: (i) shares currently authorized but unissued; (ii) to the extent permitted by Applicable Law, shares currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions; or (iii) shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company). The Company may contribute to the subsidiary or trust an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company).
3.2.     Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, share exchange, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee shall, in the manner it determines equitable in its sole discretion, adjust Awards to reflect the transactions. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (A) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on shares of a company resulting from the transaction, and (B) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option, the amount of such payment will be the excess of value of the shares of Stock subject to the Option at the time of the transaction over the Exercise Price). However, in no event shall this Section 3.2 be construed to permit a modification (including a replacement) of an Option if such modification either: (i) would result in accelerated recognition of income or imposition of additional tax under Section 409A of the Code; or (ii) would cause the Option subject to the modification (or cause a replacement Option) to be subject to Section 409A of the Code, provided that the restriction of this clause (ii) shall not apply to any Option that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code.
3.3.     Plan Limitations. Subject to Section 3.2, the following additional maximums are imposed under the Plan:
(a)    The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be ~~5,179,389~~ 9,179,389 shares of Stock (which number includes all shares of Stock available for delivery under this Section 3.3(a) since the establishment of the Plan, determined in accordance with the terms of the Plan).
(b)    Notwithstanding the provisions of Sections 4.5 and 5.4 of the Plan, the Committee may grant Awards that are not subject to the minimum vesting limitations of Sections 4.5 (with respect to Options) and of Section 5.4 (with respect to Full Value Awards) in certain circumstances as determined by the Committee in its sole discretion; provided, however, that the aggregate number of shares of Stock subject to Options and Full Value Awards granted pursuant to the Plan that are not subject to the minimum vesting limitations of Sections 4.5 and 5.4 (excluding any such Awards to the extent that they have been forfeited or cancelled) may not exceed 5% of the limit imposed by subsection 3.1(a) (relating to the limit on shares of Stock granted under the Plan).

SECTION 4
OPTIONS
4.1.     Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to an Eligible Individual in such amounts as the Administrator, in its sole discretion, will determine. Each Option will be designated in the Award Agreement as either an ISO or an NQO. Notwithstanding a designation for a grant of Options as ISOs, however, to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as NQOs. For purposes of this Section 4.1, ISOs will be taken into account in the order in which they were granted, the Fair Market Value of the shares of Stock will be determined as of the time the Option with respect to such shares of Stock is granted, and calculation will be performed in accordance with Section 422 of the Code and Treasury Regulations promulgated thereunder.

4.2.     Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the date of grant of the Option, the Exercise Price, the term of the Option, the number of shares of Stock subject to the Option, the exercise restrictions, if any, applicable to the Option, including the dates upon which the Option is first exercisable in whole and/or part, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
4.3.     Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof. In the case of an ISO granted to a Participant who, at the time the ISO is granted, owns capital stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the ISO will be five years from the date of grant or such shorter term as may be provided in the Award Agreement.
4.4.     Exercise Price. The Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value, if any, of a share of Stock). In addition, in the case of an ISO granted to an Employee who owns capital stock representing more than 10% of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per share Exercise Price will be no less than 110% of the Fair Market Value per share of Stock on the date of grant. Notwithstanding the foregoing provisions of this Section 4.4, Options may be granted with a per share Exercise Price of less than 100% of the Fair Market Value per share of Stock on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
4.5.     Minimum Vesting. Notwithstanding the foregoing, and subject to Section 3.3(b), in no event shall an Option granted to any Participant become exercisable or vested prior to the first anniversary of the date on which it is granted (subject to acceleration of exercisability and vesting, to the extent permitted by the Committee, in the event of the Participant’s death, disability, Change in Control or involuntary termination).
4.6.     Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 4 shall be subject to the following:
(a)    Subject to the following provisions of this Section 4.6, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 4.6(c), payment may be made as soon as practicable after the exercise).
(b)    Subject to Applicable Law, the full Exercise Price shall be payable in cash, by promissory note, or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee (including shares otherwise distributable pursuant to the exercise of the Option), and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.
(c)    Subject to Applicable Law, if shares are publicly traded, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares of Stock) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.
4.7.     No Repricing. Except for either adjustments pursuant to Section 3.2 (relating to the adjustment of shares of Stock), or reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding Option may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option with a lower Exercise Price. Except as approved by Company’s stockholders, in no event shall any Option granted under the Plan be surrendered to Company in consideration for a cash payment or the grant of any other Award if, at the time of such surrender, the Exercise Price of the Option is greater than the then current Fair Market Value of a share of Stock. In addition, no repricing of an Option shall be permitted without the approval of Company’s stockholders if such approval is required under the rules of any stock exchange on which Stock is listed.

SECTION 5
FULL VALUE AWARDS
5.1.     Grant of Full Value Award. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Full Value Awards to Eligible Individuals in such amounts as the Administrator, in its sole discretion, will determine.
5.2.     Full Value Award Agreement. Each Full Value Award will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of shares of Stock granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
5.3.     Conditions. A Full Value Award may be subject to one or more of the following, as determined by the Committee:
(a)    The grant shall be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(b)    The grant shall be contingent on the achievement of performance or other objectives during a specified period.
(c)    The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.
The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.
5.4.     Minimum Vesting.
(a)    Notwithstanding the foregoing, and subject to Section 3.3(b), if a Participant’s right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Related Companies, without achievement of performance targets or other performance objectives (whether or not related to performance measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for vesting shall be not less than one year (subject, to the extent provided by the Committee, to acceleration of vesting in the event of the Participant’s death, disability, Change in Control or involuntary termination). The foregoing requirements shall not apply to grants that are a form of payment of earned performance awards or other incentive compensation.
(b)    Notwithstanding the foregoing, and subject to Section 3.3(b), if a Participant’s right to become vested in a Full Value Award is conditioned on the achievement of performance targets or other performance objectives (whether or not related to performance measures and whether or not such Full Value Award is designated as “Performance-Based Compensation”), then the required performance period for determining the achievement of such performance targets or other performance objectives for vesting shall be not less than one year (subject, to the extent provided by the Committee, to acceleration of vesting in the event of the Participant’s death, disability, Change in Control or involuntary termination).

SECTION 6
CASH INCENTIVE AWARDS
6.1.     A Cash Incentive Award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Shares having value equivalent to the cash otherwise payable) that is contingent on achievement of performance or other objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee. Except as otherwise provided in the applicable plan or arrangement, distribution of any bonus awards by the Company or its

Subsidiaries (whether granted this Plan or otherwise), for a performance period ending in a calendar year, shall be made to the participant between January 1 and March 15 of the following calendar year; provided, however, that for purposes of determining compliance with Code section 409A, a payment will be considered to satisfy the requirement of this sentence if distribution is made no later than the end of the calendar year following the end of the applicable performance period.

SECTION 7
CHANGE IN CONTROL
7.1.     Change in Control. Subject to the provisions of Section 3.2 and the authority of the Committee to take the actions permitted pursuant to Section 7.2, the occurrence of a Change in Control shall have the effect, if any, with respect to any Award as set forth in the Award Agreement or, to the extent not prohibited by the Plan or the Award Agreement, as provided by the Committee.
7.2.     Committee Actions On A Change in Control. On a Change in Control, if the Plan is terminated by the Company or its successor without provision for the continuation of outstanding Awards hereunder, the Committee may cancel any outstanding Awards in return for cash payment of the current value of the Award, determined with the Award fully vested at the time of payment, provided that in the case of an Option, the amount of such payment will be the excess of value of the shares of Stock subject to the Option at the time of the transaction over the Exercise Price; provided, further, that in the case of an Option, such Option will be cancelled with no payment if, as of the Change in Control, the value of the shares of Stock subject to the Option at the time of the transaction are equal to or less than the Exercise Price. However, in no event shall this Section 7.2 be construed to permit a payment if such payment would result in accelerated recognition of income or imposition of additional tax under Section 409A of the Code.

SECTION 8
COMMITTEE
8.1.     Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 8. The Committee shall be selected by the Board, and shall consist of two or more members of the Board. Unless otherwise provided by the Board, the Compensation Committee of the Board shall serve as the Committee. As a committee of the Board, the Committee is subject to the overview of the Board. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by Applicable Law, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

8.2.     Selection of Committee. So long as the Company is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable stock exchange listing requirements and who would meet the requirements of a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.
8.3.     Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:
(a)    Subject to the provisions of the Plan, the Committee will have the authority and discretion to select individuals who shall be Eligible Individuals and who, therefore, are eligible to receive Awards under the Plan. The Committee shall have the authority to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, to cancel or suspend Awards, and to accelerate the exercisability or vesting of any Award under circumstances designated by it. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, the individual’s present and potential contribution to the Company’s or a Related Company’s success and such other factors as the Committee deems relevant.
(b)    To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.
(c)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and conditions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to applicable corporate law.

(f)    Notwithstanding any other provision of the Plan, no benefit shall be distributed under the Plan to any person unless the Committee, in its sole discretion, determines that such person is entitled to benefits under the Plan.
8.4.     Delegation by Committee. Except to the extent prohibited by Applicable Law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.
8.5.     Information to be Furnished to Committee. The Company, Subsidiaries and any applicable Related Company shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company, Subsidiaries and any applicable Related Company as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
8.6.     Liability and Indemnification of Committee. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company or Related Company. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 9
AMENDMENT AND TERMINATION
The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any

Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee if applicable); and further provided that adjustments pursuant to Section 3.2 shall not be subject to the foregoing limitations of this Section 9; and further provided that the provisions of Section 4.7 (relating to Option repricing) cannot be amended unless the amendment is approved by the Company's stockholders. Approval by the Company’s stockholders will be required for any material revision to the terms of the Plan, with the Committee’s determination of “material revision” to take into account the exemptions under applicable stock exchange rules. No amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Section 409A of the Code or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Section 409A of the Code to become subject to Section 409A of the Code.

SECTION 10
GENERAL PROVISIONS
10.1.     General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)    Notwithstanding any other provision of the Plan, the Company shall have no obligation to recognize an exercise of an Option or deliver any shares of Stock or make any other distribution of benefits under the Plan unless such exercise, delivery or distribution complies with all Applicable Laws (including, without limitation, the requirements of the United States Securities Act of 1933 and the securities laws of any other applicable jurisdiction), and the applicable requirements of any securities exchange or similar entity or other regulatory authority with respect to the issue of shares and securities by the Company.
(b)    To the extent that the Plan provides for issuance of share certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law, the By-laws of the Company.
(c)    To the extent provided by the Committee, any Award may be settled in cash rather than shares of Stock.
10.2.     Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares of Stock or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee and subject to Applicable Law, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns; or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan (including shares otherwise distributable pursuant to the Award); provided, however, that such shares of Stock under this clause (iii) may be used to satisfy not more than the maximum individual tax rate for the Participant in applicable jurisdiction for such Participant (based on the applicable rates of the relevant tax authorities (for example, federal, state, and local), including the Participant’s share of payroll or similar taxes, as provided in tax law, regulations, or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction, even if that rate exceeds the highest rate that may be applicable to the specific Participant).
10.3.     Grant and Use of Awards. In the discretion of the Committee, an Eligible Individual may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to an Eligible Individual. Subject to Section 4.7 (relating to repricing), Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary or a Related Company). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary or a Related Company, including the plans and arrangements of the Company or a Subsidiary or a Related Company assumed in business combinations. Notwithstanding the provisions of Section 4.4, Options granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary or a Related Company assumed in business combinations may provide for Exercise Prices that are less than the Fair Market Value of the shares of Stock at the time of the replacement grants, if the Committee determines that such Exercise Price is appropriate to preserve the economic benefit of the award. The provisions of this Section shall be subject to the provisions of Section 10.13.
10.4.     Dividends and Dividend Equivalents. An Award (other than an Option) may provide the Participant with the right to receive dividend or dividend equivalent payments with respect to shares of Stock subject to the Award; provided, however, that no dividend or dividend equivalents granted in relation to Full Value Awards that are subject to vesting shall be settled prior to the date that such Full Value Award (or applicable portion thereof) becomes vested and is settled. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, will be subject to the Company's By-laws as well as Applicable Law and further may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in share of Stock equivalents. The provisions of this Section shall be subject to the provisions of Section 10.13.
10.5.     Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment or distribution, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred share of Stock equivalents. Except for Options designated at the time of grant or otherwise as intended to be subject to Section 409A of the Code, this Section 10.5 shall not be construed to permit the deferred settlement of Options, if such settlement would result in deferral of compensation under Treas. Reg. §1.409A-1(b)(5)(i)(A)(3) (except as permitted in Sections (i) and (ii) of that section). Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee. The provisions of this Section shall be subject to the provisions of Section 10.13.
10.6.     Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.
10.7.     Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
10.8.     Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.
10.9.     Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary or Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by Applicable Law or applicable rules of any stock exchange) by a duly authorized officer of such company.

10.10.     Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.
10.11.     Limitation of Implied Rights.
(a)    Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary or Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary or Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary or Related Company, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary or Related Company shall be sufficient to pay any benefits to any person.
(b)    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or Related Company or the right to continue to provide services to the Company or any Subsidiary or Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights and is registered in the Company's Register of share of stockholders.
(c)    All Stock and shares issued under any Award or otherwise are to be held subject to the provisions of the Company's By-laws and each Participant is deemed to agree to be bound by the terms of the Company's By-laws as they stand at the time of issue of any shares of Stock under the Plan.
10.12.     Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
10.13.     Limitations under Section 409A. The provisions of the Plan shall be subject to the following:
(a)    Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code.
(b)    Neither Section 10.3 nor any other provision of the Plan shall be construed to permit the grant of an Option if such action would cause the Option being granted or the option or stock appreciation right being replaced to be subject to Section 409A of the Code, provided that this Section (b) shall not apply to any Option (or option or stock appreciation right granted under another plan) being replaced that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code.
(c)    Except with respect to an Option that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code, no Option shall condition the receipt of dividends with respect to an Option on the exercise of such Award, or otherwise provide for payment of such dividends in a manner that would cause the payment to be treated as an offset to or reduction of the Exercise Price of the Option pursuant Treas. Reg. §1.409A-1(b)(5)(i)(E).
(d)    The Plan shall not be construed to permit a modification of an Award, or to permit the payment of a dividend or dividend equivalent, if such actions would result in accelerated recognition of taxable income or imposition of additional tax under Section 409A of the Code.

APPENDIX C

BRICKELL BIOTECH, INC.

EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose of the Plan. The purpose of this Brickell Biotech, Inc. Employee Stock Purchase Plan (the “Plan”) is to provide the employees of Brickell Biotech, Inc. (the “Company”) and its participating subsidiaries with a convenient means of purchasing shares of Company common stock from time to time at a discount to market prices through the use of payroll deductions. The Company intends that the Plan shall qualify as an “employee stock purchase plan” under Code § 423. Accordingly, the Plan will be construed so as to extend and limit Plan participation in any Offering subject to Code § 423 in a uniform and nondiscriminatory basis consistent with the requirements of Code § 423.
2.    Definitions. The terms defined in this section are used (and capitalized) elsewhere in this Plan.
2.1.    “Affiliate” means each domestic or foreign entity that is a “parent corporation” or “subsidiary corporation” of the Company, as defined in Code §§ 424(e) and 424(f) or any successor provisions.
2.2.    “Board” means the Board of Directors of the Company.
2.3.    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar statutory provisions.
2.4.    “Committee” means the Compensation Committee of the Board (or such successor committee responsible for executive compensation matters).
2.5.    “Common Stock” means the common stock, par value $0.01 per share, of the Company.
2.6. “Company” means Brickell Biotech, Inc., a Delaware corporation, or any successor corporation.
2.7.    “Corporate Transaction” means (i) a merger, consolidation or other reorganization of the Company with or into another corporation, or (ii) the sale of all or substantially all of the assets of the Company.
2.8.    “Designated Affiliate” means any Affiliate which has been expressly designated by the Committee as a corporation whose Eligible Employees may participate in the Plan.
2.9.    “Eligible Compensation” shall be defined from time to time by the Committee in its sole discretion with respect to any Offering and Purchase Period. Except as otherwise defined by the Committee from time to time in its sole discretion, (i) Eligible Compensation means the base salary amount paid by the Company or any Designated Affiliate to a Participant in accordance with the Participant’s terms of employment, (ii) Eligible Compensation includes contributions made by the Participant by payroll deduction to any qualified cash or deferred arrangement that forms part of a plan maintained by the Company or an Affiliate (while it is an Affiliate), or to a cafeteria plan maintained by the Company or an Affiliate (while it is an Affiliate), or under any qualified transportation fringe benefit plan, and (iii) Eligible Compensation shall not include any commissions, overtime earnings, bonuses, employer contributions to a 401(k) or other retirement plan, amounts deferred to a non-qualified deferred compensation plan, any expense reimbursements or allowances, vacation pay in lieu of time off, coverage provided or amounts paid under any welfare benefit plan (unless provided above), amounts paid by an insurance company, amounts paid in a form other than cash and other fringe benefits, or any income (whether paid in Shares or cash) realized by the Participant as a result of participation in any equity-based compensation plan of the Company or an Affiliate.
2.10.    “Eligible Employee” means any employee of the Company or a Designated Affiliate, except for any employee who, immediately after a right to purchase is granted under the Plan, would be deemed, for purposes of Code § 423(b)(3), to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Affiliate. Notwithstanding the foregoing, with respect to any Offering, the Committee may provide for the exclusion of certain employees within the limitations described in Treasury Regulations §1.423-2(e)(1), (2) and (3).
2.11.    “Enrollment Period” means the period of time prior to a Purchase Period during which Eligible Employees may elect to participate in the Plan as determined by the Committee for an Offering.
2.12.    “Fair Market Value” of a Share of Common Stock as of any date means the closing sale price for a Share on the principal securities market on which the Shares trade on said date.
2.13.    “Offering” means the right provided to Participants to purchase Shares under the Plan with respect to a Purchase Period.
2.14.    “Offering Date” means the first Trading Day of a Purchase Period.
2.15.    “Participant” means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4 and whose participation has not ended pursuant to Section 8.1 or Section 9.
2.16.    “Plan” means this Brickell Biotech, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.
2.17.    “Purchase Date” means the last Trading Day of a Purchase Period.
2.18.    “Purchase Period” means a period of time during which offers to purchase Common Stock are outstanding under the Plan. The Committee shall determine the length of each Purchase Period, which need not be uniform; provided that no Purchase Period shall exceed twenty-seven (27) months in length. A Purchase Period shall commence on such date as may be established by the Committee. Unless the Committee determines otherwise, the Purchase Period will be a period of six months beginning either (i) on January 1 of each calendar year and ending on the next June 30, or (ii) on July 1 in each calendar year and ending on the next December 31.

2.19.    “Recordkeeping Account” means the account maintained in the books and records of the Company (or its agent) recording the amount contributed to the Plan by each Participant through payroll deductions.
2.20.    “Shares” means shares of Common Stock.
2.21.    “Trading Day” means a day on which the national stock exchanges in the United States are open for trading.
3.    Shares Available. Subject to adjustment as provided in Section 14.1, the maximum number of Shares that may be sold by the Company to Eligible Employees under the Plan shall be 2,600,000 Shares. If the purchases by all Participants in an Offering would otherwise cause the aggregate number of Shares to be sold under the Plan to exceed the number specified in this Section 3, the Company shall make to each Participant in that Offering a pro rata allocation in a uniform and nondiscriminatory manner of the remaining number of Shares which may be sold under the Plan.
4.    Eligibility and Participation. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an election form with the Company (or its agent) before the Offering Date for a Purchase Period that authorizes regular payroll deductions from Eligible Compensation beginning with the first payday in such Purchase Period and continuing until the Plan is terminated or the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.
5.    Amount of Common Stock Each Eligible Employee May Purchase.
5.1.    Purchase Amounts and Limitations. Subject to the provisions of this Plan, each Participant shall be offered the right to purchase on the Purchase Date the maximum number of whole Shares that can be purchased with the balance in the Participant’s Recordkeeping Account at the per Share price specified in Section 5.2. Notwithstanding the foregoing, no Participant shall be entitled to:
(a)    the right to purchase Shares under this Plan and all other employee stock purchase plans (within the meaning of Code § 423(b)), if any, of the Company and its Affiliates that accrues at a rate which in the aggregate exceeds $25,000 of Fair Market Value (determined on the Offering Date of a Purchase Period when the right is granted) for each calendar year in which such right is outstanding at any time; or
(b)    purchase Shares in excess of 25,000 Shares per Offering (or such other maximum Share limit as established by the Committee in its sole discretion), with such limit subject to adjustment from time to time as provided in Section 14.1.
5.2.    Purchase Price. Unless a different purchase price is established by the Committee for an Offering prior to the commencement of the applicable Purchase Period, the purchase price of each Share sold pursuant to this Plan will be the lesser of (i) 85% of the Fair Market Value of such Share on the Offering Date of the applicable Purchase Period, or (ii) 85% of the Fair Market Value of such Share on the Purchase Date (such lesser price, the “Purchase Price”). In no event shall the Purchase Price be less than the lesser of (i) 85% of the Fair Market Value of such Share on the Offering Date of the applicable Purchase Period, or (ii) 85% of the Fair Market Value of such Share on the Purchase Date.

6.    Method of Participation.
6.1.    Notice and Date of Grant. The Company shall give notice to each Eligible Employee of the opportunity to purchase Shares pursuant to this Plan and the terms and conditions of such Offering. The Company contemplates that for tax purposes, the Offering Date for a Purchase Period will be considered the date of the grant of the right to purchase such Shares.
6.2.    Contribution Elections. Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by completing an election with the Company (or its agent) in a manner approved by the Committee. An Eligible Employee may elect to have any whole percent of Eligible Compensation (that is, 1%, 2%, 3%, etc.) withheld as a payroll deduction, but not exceeding 10% per pay period (or such other maximum percentage as the Committee may establish from time to time prior to the commencement of an Offering). An election to participate in the Plan and to authorize payroll deductions as described herein must be made prior to the Offering Date of a Purchase Period in accordance with the rules set by the Committee for the Purchase Period, and shall be effective beginning with the first payday in the Purchase Period immediately following the filing of such election. Any election submitted shall remain in effect until the Plan is terminated or such Participant withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.
6.3    Additional Contributions. If specifically provided by the Committee in connection with an Offering (including for purposes of complying with applicable local law), in addition to or instead of making contributions by payroll deductions, a Participant may make additional contributions to his or her Recordkeeping Account through the payment by cash or check prior to a Purchase Date. A Participant may make such additional contributions into his or her Recordkeeping Account only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions, subject to the limitations set forth in Section 5.1.
6.4.    Offering Terms and Conditions. Each Offering shall consist of a single Purchase Period and shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, consistent with the terms of the Plan. The Committee may provide for separate Offerings for different Designated Affiliates, and the terms and conditions of the separate Offerings, including the applicable Purchase Period, need not be consistent. Any Offering shall comply with the requirement of Code § 423 that all Participants shall have the same rights and privileges for such Offering. The terms and conditions of any Offering shall be incorporated by reference into the Plan and treated as part of the Plan.
7.    Recordkeeping Accounts.
7.1.    Crediting Payroll Deduction Contributions. The Company (or its agent) shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 will be credited to such Recordkeeping Accounts on or within a reasonable amount of time following each payday.

7.2.    No Interest Payable. No interest will be credited to a Participant’s Recordkeeping Account (unless required under local law).
7.3.    No Segregation of Accounts. The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company and need not be segregated from other corporate funds (unless required under local law).
7.4.    Additional Contributions. A Participant may not make any separate cash payment into a Recordkeeping Account, except as may be permitted in accordance with Section 6.3, and any such additional contributions will be credited to the Recordkeeping Accounts within a reasonable amount of time following receipt by the Company.
8.    Right to Adjust Participation; Withdrawals from Recordkeeping Account.
8.1.    Withdrawal from Plan. A Participant may at any time withdraw from the Plan by complying with the rules set by the Committee. If a Participant withdraws from the Plan, the Company will pay to the Participant in cash the entire balance in such Participant’s Recordkeeping Account and no further deductions will be made from the Participant’s Eligible Compensation during such Purchase Period. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period, and any such reentry shall be through the enrollment process described in Section 6.2.
8.2.    Adjusting Level of Participation. A Participant may adjust his or her rate of payroll deduction contributions to the Plan as follows:
(a)    A Participant may, by written notice during an Enrollment Period, direct the Company to increase or decrease his or her rate of payroll deduction contributions, with such change to be effective as of the first day of the next Purchase Period.
(b)    A Participant may, by written notice that complies with the rules set by the Committee, direct the Company to decrease his or her rate of payroll deduction contributions during a Purchase Period to 0%, which shall be considered a suspension of contributions and shall become effective as soon as reasonably practicable. Any Participant who has decreased his or her rate of payroll deductions to 0% and does not increase such rate of payroll deductions from 0% to at least 1% in accordance with Section 8.2(a) during the next Enrollment Period will be withdrawn from the Plan effective as of the first day of that next Purchase Period.
8.3.    Submission of Notices. Notification of a Participant’s election to withdraw from the Plan as provided in Section 8.1 or to change his or her rate of payroll deductions as provided in Section 8.2 shall be made by completing an updated election or notice with the Company (or its agent) in a manner approved by the Committee. The Committee may promulgate rules regarding the time and manner for submitting any such updated election or notice, which may include a requirement that the election or notice be on file for a reasonable period before it will be effective.
8.4.    Adjustments by the Company. To the extent necessary to comply with Code § 423(b)(8) or Section 5.1, a Participant’s payroll deduction contributions to the Plan may be decreased by the Company to 0% at any time during a Purchase Period.
9.    Termination of Employment.
9.1.    Refund of Recordkeeping Account. If the employment of a Participant is terminated for any reason, including death, disability, or retirement, the entire balance in the Participant’s Recordkeeping Account will be refunded in cash to the Participant within 30 days after the date of termination of employment. For purposes of the Plan, a Participant will not be deemed to have terminated employment while the Participant is on sick leave, military leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the Participant’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first day of such leave. Unless determined otherwise by the Committee in a manner that is permitted by, and in compliance with Code § 423, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Affiliate shall not be treated as a termination under the Plan.

9.2.    Designation of Beneficiary. If permitted by the Committee, a Participant may file a beneficiary designation for who is to receive the Participant’s Recordkeeping Account or Share subaccount, if any, following the death of a Participant. If no beneficiary is named, the beneficiary shall be the Participant’s spouse, or if none, the Participant’s estate. All beneficiary designations will be in such form and manner as the Committee may designate from time to time.
10.    Purchase of Shares.
10.1.    Number of Shares Purchased. As of each Purchase Date, the balance in each Participant’s Recordkeeping Account will be used to purchase the maximum number of whole Shares (subject to the limitations of Section 5.1) at the Purchase Price determined in accordance with Section 5.2, unless the Participant has filed an appropriate form with the Company in advance of that date to withdraw from the Plan in accordance with Section 8.1. Any amount remaining in a Participant’s Recordkeeping Account that represents the Purchase Price for any fractional share will be carried over in the Participant’s Recordkeeping Account to the next Purchase Period. Any amount remaining in a Participant’s Recordkeeping Account that represents the Purchase Price for any whole Shares that could not be purchased by reason of the limitations of Section 5.1 or under the circumstances described in Section 3 will be refunded to the Participant.
10.2.    Conversion of Foreign Currency. In circumstances where payroll deductions have been taken from a Participant’s Eligible Compensation in a currency other than United States dollars, Shares shall be purchased by converting the balance in the Participant’s Recordkeeping Account to United States dollars at the exchange rate in effect for payroll purposes for the month in which the Purchase Date occurs as determined by the Company’s finance department or at such other exchange rate determined by the Committee or its delegate for this purpose, and such dollar amount shall be used to purchase Shares as of the Purchase Date.
10.3.    Crediting of Shares. Promptly after the end of each Purchase Period, the number of Shares purchased by all Participants as of the applicable Purchase Date shall be issued and delivered to an agent selected by the Company. Delivery of the shares to the agent shall be effected by an appropriate book-entry in the stock register maintained by the Company’s transfer agent or delivery of a certificate. The agent will hold the Shares for the benefit of all Participants who have purchased Shares and will maintain a Share subaccount for each Participant reflecting the number of Shares credited to each Participant. Each Participant will be entitled to direct the voting by the agent of all Shares credited to such Participant’s Share subaccount, and the agent may reinvest any dividends paid on Shares credited to a Participant’s Share subaccount in additional Shares in accordance with such rules as the Committee may prescribe. Each Participant may also direct the agent to sell any or all of the Shares credited to the Participant’s Share subaccount and distribute the net proceeds of such sale to the Participant.

10.4    Withdrawal of Shares from Share Subaccount. Except for sales through the agent as provided in Section 10.3, a Participant may not withdraw Shares or otherwise transfer Shares from the Participant’s Share subaccount.
11.    Rights as a Shareholder. A Participant shall not be entitled to any of the rights or privileges of a shareholder of the Company with respect to Shares offered for purchase under the Plan, including the right to vote or direct the voting or to receive any dividends that may be declared by the Company, until (i) the Participant actually has paid the Purchase Price for such Shares and (ii) such Shares have been issued and delivered, as provided in Section 10.3.
12.    Rights Not Transferable. A Participant’s rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned, transferred or disposed of in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign, transfer or dispose of the same shall be void and without effect. The amounts credited to a Recordkeeping Account may not be sold, pledged, assigned, transferred or disposed of in any way, and any attempted sale, pledge, assignment, transfer or other disposition of such amounts will be void and without effect.

13.    Administration of the Plan.
13.1.    Authority of the Committee. This Plan shall be administered by the Committee. Subject to the express provisions of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:
(a)    Determine when each Purchase Period under this Plan shall occur, and the terms and conditions of each related Offering (which need not be identical);
(b)    Designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan;
(c)    Construe and interpret the Plan and establish, amend and revoke rules, regulations and procedures for the administration of the Plan. The Committee may, in the exercise of this power, correct any defect, omission or inconsistency in the Plan, in such manner and to the extent it may deem necessary, desirable or appropriate to make the Plan fully effective;
(d)    Exercise such powers and perform such acts as the Committee may deem necessary, desirable or appropriate to promote the best interests of the Company and its Designated Affiliates and to carry out the intent that the Offerings made under the Plan are treated as qualifying under Code § 423(b);
(e)    As more fully described in Section 18, to adopt such rules, procedures and sub-plans as may be necessary, desirable or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside the United States by a non-U.S. Designated Affiliate, and to achieve tax, securities law and other compliance objectives in particular locations outside the United States; and
(f)    Adopt and amend, as the Committee deems appropriate, a Plan rule specifying that Shares purchased by a Participant during a Purchase Period may not be sold by the Participant for a specified period of time after the Purchase Date on which the Shares were purchased by the Participant, and establish such procedures as the Committee may deem necessary to implement such rule.
13.2.    Interpretations and Decisions by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any Participant and any Eligible Employee.
13.3.    Delegation by the Committee. Subject to the terms of the Plan and applicable law, the Committee may delegate ministerial duties associated with the administration of the Plan to such of the Company’s officers, employees or agents as the Committee may determine.
13.4.    Indemnification. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or a Designated Affiliate, members of the Board and Committee and any officers or employees of the Company or Designated Affiliate to whom authority to act for the Committee is delegated shall be indemnified by the Company from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan if such person has acted in good faith and in a manner that he or she reasonably believes to be in, or not opposed to, the best interests of the Company.
14.    Changes in Capitalization and Corporate Transactions.
14.1.    Adjustments. In the event of any change in the Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, corporate separation, recapitalization, merger, consolidation, combination, exchange of shares and the like, the Committee shall make such equitable adjustments as it deems appropriate in the aggregate number and class of Shares or other securities available under this Plan, the Share limitation referred to in Section 5.1(b) of the Plan, and the number, class and Purchase Price of Shares or other securities subject to purchase under any pending Offering.

14.2.    Corporate Transactions. In the event of a Corporate Transaction, each right to acquire Shares on any Purchase Date that is scheduled to occur after the date of the consummation of the Corporate Transaction may be continued or assumed or an equivalent right may be substituted by the surviving or successor corporation or a parent or subsidiary of such corporation. If such surviving or successor corporation or parent or subsidiary thereof refuses to continue, assume or substitute for such outstanding rights, then the Board may, in its discretion, either terminate the Plan or shorten the Purchase Period then in progress by setting a new Purchase Date for a specified date before the date of the consummation of the Corporate Transaction. Each Participant shall be notified in writing, prior to any new Purchase Date, that the Purchase Date for the existing Offering has been changed to the new Purchase Date and that the Participant’s right to acquire Shares will be exercised automatically on the new Purchase Date unless prior to such date the Participant’s employment has been terminated or the Participant has withdrawn from the Plan. In the event of a dissolution or liquidation of the Company, any Offering and Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board.

15.    Amendment or Suspension of Plan. The Committee, in its sole discretion, may at any time suspend this Plan or amend it in any respect, but no such amendment may, without shareholder approval, increase the number of shares reserved under this Plan, or effect any other change in the Plan that would require shareholder approval under applicable law or regulations or the rules of any securities exchange on which the Shares may then be listed, or to maintain compliance with Code § 423. No such amendment or suspension shall adversely affect the rights of Participants pursuant to Shares previously acquired under the Plan. During any suspension of the Plan, no new Offering or Purchase Period shall begin and no Eligible Employee shall be offered any new right to purchase Shares under the Plan or any opportunity to elect to participate in the Plan, and any existing payroll deduction authorizations shall be suspended, but any such right to purchase Shares previously granted for a Purchase Period that began prior to the Plan suspension shall remain subject to the other provisions of this Plan and the discretion of the Board and the Committee with respect thereto.
16.    Effective Date and Term of Plan. The Plan will become effective on the date it is approved by the shareholders of the Company, which approval must be within 12 months of the date the Plan is adopted by the Board. The Plan and all rights of Participants hereunder shall terminate (i) at any time, at the discretion of the Committee, or (ii) upon the completion of any Offering under which the limitation on the total number of Shares to be issued during the entire term of the Plan, as determined in accordance with Section 3, has been reached. Except as otherwise determined by the Board, upon termination of this Plan, the Company shall pay to each Participant cash in an amount equal to the entire remaining balance in such Participant’s Recordkeeping Account.
17.    Governmental Regulations and Listing. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the Shares reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the Shares purchasable on the Purchase Date applicable to such Shares. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange covering the Shares issuable under the Plan upon official notice of issuance.
18.    Rules for Foreign Jurisdictions. The Committee may adopt rules, procedures or subplans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, the definition of Eligible Compensation, withholding procedures and handling of stock certificates that vary with local requirements.
19.    Miscellaneous.
19.1.    Effect on Employment Status. This Plan shall not be deemed to constitute a contract of employment between the Company or any Designated Affiliate and any Participant, nor shall it interfere with the right of the Company (or any Affiliate) to terminate the employment of any Participant and treat him or her without regard to the effect that such treatment might have upon him or her under this Plan.
19.2.    Governing Law. This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

19.3.    Electronic Documentation and Signatures. Any reference in the Plan to election or enrollment forms, notices, authorizations or any other document to be provided in writing shall include the provision of any such form, notice, authorization or document by electronic means, including through the Company’s intranet or with the Company’s agent, and any reference in the Plan to the signing of any document shall include the authentication of any such document provided in electronic form, in each case in accordance with procedures established by the Committee.
19.4.    Book-Entry and Electronic Transfer of Shares. Any reference in this Plan to the issuance or transfer of a stock certificate evidencing Shares shall be deemed to include, in the Committee’s discretion, the issuance or transfer of such Shares in book-entry or electronic form. Uncertificated Shares shall be deemed delivered for all purposes of this Plan when the Company or its agent shall have provided to the recipient of the Shares a notice of issuance or transfer by electronic mail (with proof of receipt) or by United States mail, and have recorded the issuance or transfer in its records.
19.5.    Registration of Share Accounts and Certificates. Any Share account contemplated by Section 10.3 and certificate to be issued to a Participant shall be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form filed with the Company or the agent.
19.6.    Code § 409A. The Plan is exempt from the application of Code § 409A and any ambiguities herein will be interpreted to so be exempt from Code § 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Code § 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code § 409A, the Committee may amend the terms of the Plan and/or of an outstanding Offering under the Plan, or take such other action as the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code § 409A, but only to the extent any such amendments or actions by the Committee would not violate Code § 409A. Notwithstanding the foregoing, the Company and the Committee shall have no liability to a Participant or any other party if the option to purchase Shares under the Plan that is intended to be exempt from or compliant with Code § 409A is not exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representations that the option to purchase Shares under the Plan is compliant with Code § 409A.
19.7.    Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

APPENDIX D

PURCHASE AGREEMENT
THIS PURCHASE AGREEMENT (the “Agreement”), dated as of February 17, 2020, is made by and between BRICKELL BIOTECH, INC., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (the “Investor”). Capitalized terms used herein and not otherwise defined herein are defined in Section 1 hereof.
WHEREAS:
Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Investor, and the Investor wishes to buy from the Company, up to Twenty-Eight Million Dollars ($28,000,000) of the Company’s common stock, $0.01 par value per share (the “Common Stock”). The shares of Common Stock to be purchased hereunder are referred to herein as the “Purchase Shares.”
NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:
1.CERTAIN DEFINITIONS.
For purposes of this Agreement, the following terms shall have the following meanings:
(a)    “Accelerated Purchase Date” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, the Business Day immediately following the applicable Purchase Date with respect to the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof.
(b)    “Accelerated Purchase Floor Price” means $1.00, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction, the Accelerated Purchase Floor Price shall mean the lower of (i) the adjusted price and (ii) $1.00.
(c)    “Accelerated Purchase Minimum Price Threshold” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, any minimum per share price threshold set forth in the applicable Accelerated Purchase Notice.
(d)    “Accelerated Purchase Notice” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to buy a specified Accelerated Purchase Share Amount on the applicable

Accelerated Purchase Date pursuant to Section 2(b) hereof at the applicable Accelerated Purchase Price on the Accelerated Purchase Date for such Accelerated Purchase in accordance with this Agreement, and specifying any Accelerated Purchase Minimum Price Threshold determined by the Company.
(e)    “Accelerated Purchase Price” means, with respect to any particular Accelerated Purchase made pursuant to Section 2(b) hereof, ninety-seven percent (97%) of the lower of (i) the VWAP for the period beginning at 9:30:01 a.m., Eastern time, on the applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official open (or commencement) of trading on the Principal Market on such applicable Accelerated Purchase Date (the “Accelerated Purchase Commencement Time”), and ending at the earliest of (A) 4:00:00 p.m., Eastern time, on such applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such applicable Accelerated Purchase Date, (B) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Accelerated Purchase Share Volume Maximum, and (C) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the Sale Price has fallen below the applicable Accelerated Purchase Minimum Price Threshold (such earliest of (i)(A), (i)(B) and (i)(C) above, the “Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such applicable Accelerated Purchase Date (each to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).
(f)    “Accelerated Purchase Share Amount” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor in an Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof (subject to the Purchase Share limitations contained in Section 2(a) hereof) and (ii) an amount equal to (A) the Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Accelerated Purchase Date beginning at the Accelerated Purchase Commencement Time for such Accelerated Purchase and ending at the Accelerated Purchase Termination Time for such Accelerated Purchase.
(g)    “Accelerated Purchase Share Percentage” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, thirty percent (30%).
(h)    “Accelerated Purchase Share Volume Maximum” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, a number of shares of Common Stock equal to (i) the applicable Accelerated Purchase Share Amount to be purchased by the Investor pursuant to the applicable Accelerated Purchase Notice for such Accelerated Purchase, divided by (ii) the Accelerated Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), or such lesser number of shares of Common Stock set forth in the Accelerated Purchase Notice.
(i)    “Additional Accelerated Purchase Date” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the Business Day (i) that is the Accelerated Purchase Date with respect to the corresponding Accelerated Purchase referred to in Section 2(b) hereof and (ii) on which the Investor receives, prior to 1:00 p.m., Eastern time, on such Business Day, a valid Additional Accelerated Purchase Notice for such Additional Accelerated Purchase in accordance with this Agreement.
(j)    “Additional Accelerated Purchase Minimum Price Threshold” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, any minimum per share price threshold set forth in the applicable Additional Accelerated Purchase Notice.
(k)    “Additional Accelerated Purchase Notice” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to purchase the applicable Additional Accelerated Purchase Share Amount at the Additional Accelerated Purchase Price for such Additional Accelerated Purchase in accordance with this Agreement, and specifying any Additional Accelerated Purchase Minimum Price Threshold determined by the Company.
(l)    “Additional Accelerated Purchase Price” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, ninety-seven percent (97%) of the lower of (i) the VWAP for the period on the applicable Additional Accelerated Purchase Date, beginning at the latest of (A) the applicable Accelerated Purchase Termination Time with respect to the corresponding Accelerated Purchase referred to in Section 2(b) hereof on such Additional Accelerated Purchase Date, (B) the applicable Additional Accelerated Purchase Termination Time with respect to the most recently completed prior Additional Accelerated Purchase on such Additional Accelerated Purchase Date, as applicable, and (C) the time at which all Purchase Shares subject to all prior Accelerated Purchases and Additional Accelerated Purchases (as applicable), including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement (such latest of (i)(A), (i)(B) and (i)(C) above, the “Additional Accelerated Purchase Commencement Time”), and ending at the earliest of (X) 4:00 p.m., Eastern time, on such Additional Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such Additional Accelerated Purchase Date, (Y) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that the total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Additional Accelerated Purchase Share

Volume Maximum, and (Z) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that the Sale Price has fallen below the applicable Additional Accelerated Purchase Minimum Price Threshold (if any) (such earliest of (i)(X), (i)(Y) and (i)(Z) above, the “Additional Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such Additional Accelerated Purchase Date (each to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).
(m)    “Additional Accelerated Purchase Share Amount” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor on an Additional Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(c) hereof (subject to the Purchase Share limitations contained in Section 2(a) hereof) and (ii) an amount equal to (A) the Additional Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Additional Accelerated Purchase Date beginning at the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase and ending at the Additional Accelerated Purchase Termination Time for such Additional Accelerated Purchase.
(n)    “Additional Accelerated Purchase Share Percentage” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, thirty percent (30%).
(o)    “Additional Accelerated Purchase Share Volume Maximum” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, a number of shares of Common Stock equal to (i) the applicable Additional Accelerated Purchase Share Amount to be purchased by the Investor pursuant to the applicable Additional Accelerated Purchase Notice for such Additional Accelerated Purchase, divided by (ii) the Additional Accelerated Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, or other similar transaction), or such lesser number of shares of Common Stock set forth in the Accelerated Purchase Notice.
(p)    “Alternate Adjusted Regular Purchase Share Limit” means, with respect to a Regular Purchase made pursuant to Section 2(a) hereof, the maximum number of Purchase Shares which, taking into account the applicable per share Purchase Price therefor calculated in accordance with this Agreement, would enable the Company to deliver to the Investor, on the applicable Purchase Date for such Regular Purchase, a Regular Purchase Notice for a Purchase Amount equal to, or as closely approximating without exceeding, One Hundred Fifty Thousand Dollars ($150,000).

(q)    “Available Amount” means, initially, Twenty-Eight Million Dollars ($28,000,000) in the aggregate, which amount shall be reduced by the Purchase Amount each time the Investor purchases shares of Common Stock pursuant to Section 2 hereof.
(r)     “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.
(s)    “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.
(t)    “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on the Principal Market as reported by the Principal Market.
(u)    “Confidential Information” means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as “Confidential,” “Proprietary” or some similar designation. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party without confidential restriction at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.
(v)    “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.
(w)    “DTC” means The Depository Trust Company, or any successor performing substantially the same function for the Company.
(x)    “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC)

account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.
(y)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(z)    “Fully Adjusted Regular Purchase Share Limit” means, following any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction from and after the date of this Agreement, the Regular Purchase Share Limit (as defined in Section 2(a) hereof) in effect on the applicable date of determination, after giving effect to the full proportionate adjustment with respect to such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.
(aa)    “Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiary, taken as a whole, other than any material adverse effect that resulted exclusively from (A) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiary, taken as a whole, (B) any change that generally affects the industry in which the Company and its Subsidiary operate that does not have a disproportionate effect on the Company and its Subsidiary, taken as a whole, (C) any change arising in connection with earthquakes, other acts of God, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in Applicable Laws or accounting rules that does not have a disproportionate effect on the Company and its Subsidiary, taken as a whole, or (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.
(bb)    “Maturity Date” means the first day of the month immediately following the thirty-six (36) month anniversary of the Commencement Date.
(cc)    “PEA Period” means the period commencing at 9:30 a.m., Eastern time, on the twentieth (20th) Business Day immediately prior to the filing of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement), and ending at 9:30 a.m., Eastern time, on the Business Day immediately following the effective date of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement).

(dd)    “Person” means an individual or entity including but not limited to any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
(ee)    “Principal Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on the Nasdaq Global Select Market, The Nasdaq Global Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Bulletin Board, or the OTCQX or OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.
(ff)    “Purchase Amount” means, with respect to any Regular Purchase, any Accelerated Purchase or any Additional Accelerated Purchase made hereunder, the portion of the Available Amount to be purchased by the Investor pursuant to Section 2 hereof.
(gg)    “Purchase Date” means, with respect to a Regular Purchase made pursuant to Section 2(a) hereof, the Business Day on which the Investor receives, after 4:00 p.m., Eastern time, but prior to 5:00 p.m., Eastern time, on such Business Day, a valid Regular Purchase Notice for such Regular Purchase in accordance with this Agreement.
(hh)    “Purchase Notice” means a Regular Purchase Notice, an Accelerated Purchase Notice or an Additional Accelerated Purchase Notice with respect to any Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase, respectively.
(ii)    “Purchase Price” means, with respect to any Regular Purchase made pursuant to Section 2(a) hereof, ninety-eight percent (98%) of the lower of: (i) the lowest Sale Price on the applicable Purchase Date and (ii) the arithmetic average of the three (3) lowest Closing Sale Prices for the Common Stock during the ten (10) consecutive Business Days ending on the Business Day immediately preceding such Purchase Date (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of this Agreement).
(jj)    “Registration Rights Agreement” means that certain Registration Rights Agreement, of even date herewith between the Company and the Investor.
(kk)    “Regular Purchase Notice” means, with respect to any Regular Purchase pursuant to Section 2(a) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to buy such applicable amount of Purchase Shares at the applicable Purchase Price as specified by the Company therein on the applicable Purchase Date for such Regular Purchase.
(ll)    “Sale Price” means any trade price for the shares of Common Stock on the Principal Market as reported by the Principal Market.

(mm)    “SEC” means the U.S. Securities and Exchange Commission.
(nn)     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(oo)     “Subsidiary” means any Person in which the Company, directly or indirectly, (A) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person.
(pp)    “Transaction Documents” means, collectively, this Agreement and the schedules and exhibits hereto, the Registration Rights Agreement and the schedules and exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.
(qq)     “Transfer Agent” means Computershare Trust Company, N.A. or such other Person who is then serving as the transfer agent for the Company with respect to the Common Stock.
(rr)    “VWAP” means with respect to an applicable Accelerated Purchase Date and an Additional Accelerated Purchase Date, as applicable, the volume weighted average price of the Common Stock on the Principal Market, as reported on the Principal Market or by another reputable source such as Bloomberg, L.P.
2.    PURCHASE OF COMMON STOCK.
Subject to the terms and conditions set forth in this Agreement, the Company has the right to sell to the Investor, and the Investor has the obligation to purchase from the Company, Purchase Shares as follows:

(a)Commencement of Regular Sales of Common Stock. Upon the satisfaction of the conditions set forth in Sections 7 and 8 hereof (the “Commencement” and the date of satisfaction of such conditions the “Commencement Date”) and thereafter, the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Regular Purchase Notice from time to time, to purchase up to One Hundred Thousand (100,000) Purchase Shares (such maximum number of Purchase Shares, as may be adjusted from time to time, the “Regular Purchase Share Limit”), at the Purchase Price on the Purchase Date (each such purchase a “Regular Purchase”); provided, however, that (i) the Regular Purchase Share Limit may be increased to up to One Hundred Twenty-Five Thousand (125,000) Purchase Shares, provided that the Closing Sale Price of the Common Stock is not below $3.00 on the Purchase Date and (ii) the Regular Purchase Share Limit may be increased to up to One Hundred Fifty Thousand (150,000) Purchase Shares, provided that the Closing Sale Price of the Common Stock is not below $5.00 on the Purchase Date; provided that if, the Fully Adjusted Regular Purchase Share Limit then in effect would preclude the Company from delivering to the Investor a Regular Purchase Notice hereunder for a Purchase Amount equal to or greater the Alternate Adjusted Regular Purchase Share Limit, the Alternate Adjusted Regular Purchase Share Limit shall apply in lieu of the Fully Adjusted Regular Purchase Share Limit; and provided, further, however, that the Investor’s committed obligation under any single Regular Purchase, other than any Regular Purchase with respect to which an Alternate Adjusted Regular Purchase Share Limit shall apply, shall not exceed One Million Dollars ($1,000,000). The Company may deliver multiple Regular Purchase Notices to the Investor in a day as often as every Business Day, so long as Purchase Shares for all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including, without limitation, those that have been effected on the same Business Day as the applicable Purchase Date, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. Notwithstanding the foregoing, the Company shall not deliver a Regular Purchase Notice to the Investor during the PEA Period.

(b)Accelerated Purchases. Subject to the terms and conditions of this Agreement, beginning on the Commencement Date, in addition to purchases of Purchase Shares as described in Section 2(a) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of an Accelerated Purchase Notice from time to time in accordance with this Agreement, to purchase the applicable Accelerated Purchase Share Amount at the Accelerated Purchase Price on the Accelerated Purchase Date therefor in accordance with this Agreement (each such purchase, an “Accelerated Purchase”). The Company may deliver an Accelerated Purchase Notice to the Investor only on a Purchase Date on which (i) the Company also properly submitted a Regular Purchase Notice providing for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect on such Purchase Date in accordance with this Agreement, (ii) if all Purchase Shares subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including, without limitation, those that have been effected on the same Business Day as the applicable Accelerated Purchase Date with respect to which the applicable Accelerated Purchase relates, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement and (iii) the Closing Sale Price of the Common Stock is not less than the Accelerated Purchase Floor Price. Within one (1) Business Day after completion of each Accelerated Purchase Date for an Accelerated Purchase, the Investor will provide to the Company a written confirmation of such Accelerated Purchase setting forth the applicable Accelerated Purchase Share Amount and Accelerated Purchase Price for such Accelerated Purchase. Notwithstanding the foregoing, the Company shall not deliver any Accelerated Purchase Notices during the PEA Period.

(c)Additional Accelerated Purchases.  Subject to the terms and conditions of this Agreement, beginning one (1) Business Day following the Commencement Date and thereafter, in addition to purchases of Purchase Shares as described in Section 2(a) and Section 2(b) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Additional Accelerated Purchase Notice on an Additional Accelerated Purchase Date in accordance with this Agreement, to purchase the applicable Additional Accelerated Purchase Share Amount at the applicable Additional Accelerated Purchase Price therefor in accordance with this Agreement (each such purchase, an “Additional Accelerated Purchase”). The Company may deliver multiple Additional Accelerated Purchase Notices to the Investor on an Additional Accelerated Purchase Date; provided, however, that the Company may deliver an Additional Accelerated Purchase Notice to the Investor only (i) on a Business Day that is also the Accelerated Purchase Date for an Accelerated Purchase with respect to which the Company properly submitted to the Investor an Accelerated Purchase Notice in accordance with this Agreement on the applicable Purchase Date for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect in accordance with this Agreement and (ii) if all Purchase Shares subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. Within one (1) Business Day after completion of each Additional Accelerated Purchase Date, the Investor will provide to the Company a written confirmation of each Additional Accelerated Purchase on such Additional Accelerated Purchase Date setting forth the applicable Additional Accelerated Purchase Share Amount and Additional Accelerated Purchase Price for each such Additional Accelerated Purchase on such Additional Accelerated Purchase Date. Notwithstanding the foregoing, the Company shall not deliver any Additional Accelerated Purchase Notices during the PEA Period.

(d)Payment for Purchase Shares.    For each Regular Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Regular Purchase as full payment for such Purchase Shares via wire transfer of immediately available funds on the same Business Day that the Investor receives such Purchase Shares, if such Purchase Shares are received by the Investor before 1:00 p.m., Eastern time, or, if such Purchase Shares are received by the Investor after 1:00 p.m., Eastern time, the next Business Day. For each Accelerated Purchase and each Additional Accelerated Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Accelerated Purchase and Additional Accelerated Purchase, respectively, as full payment for such Purchase Shares via wire transfer of immediately available funds on the second Business Day following the date that the Investor receives such Purchase Shares. If the Company or the Transfer Agent shall fail for any reason or for no reason to electronically transfer any Purchase Shares as DWAC Shares submitted by the Investor or its agent with respect to any Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase (as applicable) within two (2) Business Days following the receipt by the Company of the Purchase Price, Accelerated Purchase Price or Additional Accelerated Purchase Price, respectively, therefor in compliance with this Section 2(d), and if on or after such Business Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Purchase Shares that the Investor anticipated receiving from the Company with respect to such Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase (as applicable), then the Company shall, within two (2) Business Days after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Purchase Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Purchase Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total Purchase Amount paid by the Investor pursuant to this Agreement for all of the Purchase Shares to be purchased by the Investor in connection with such purchases.  The Company shall not issue any fraction of a share of Common Stock upon any Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

(e)Compliance with Principal Market Rules. Notwithstanding anything in this Agreement to the contrary, and in addition to the limitations set forth in Section 2(f), the Company shall not issue more than 1,740,452 shares of Common Stock (the “Exchange Cap”) under this Agreement, which equals 19.99% of the Company’s outstanding shares of Common Stock as of the date hereof, unless stockholder approval is obtained to issue in excess of the Exchange Cap; provided, however, that the foregoing limitation shall not apply if at any time the Exchange Cap is reached and at all times thereafter the average price paid for all shares of Common Stock issued under this Agreement is equal to or greater than $1.16 (the “Minimum Price”), a price equal to the lower of (i) the Nasdaq Official Closing Price immediately preceding the execution of this Agreement or (ii) the arithmetic average of the five (5) Nasdaq Official Closing Prices for the Common Stock immediately preceding the execution of this Agreement, as calculated in accordance with the rules of the Principal Market (in such circumstance, for purposes of the Principal Market, the transaction contemplated hereby would not be “below market” and the Exchange Cap would not apply). Notwithstanding the foregoing, the Company shall not be required or permitted to issue, and the Investor shall not be required to purchase, any shares of Common Stock under this Agreement if such issuance would violate the rules or regulations of the Principal Market. The Company may, in its sole discretion, determine whether to obtain stockholder approval to issue more than 19.99% of its outstanding shares of Common Stock hereunder if such issuance would require stockholder approval under the rules or regulations of the Principal Market. The Exchange Cap shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Principal Market.

(f)Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any Common Stock under this Agreement which, when aggregated with all other shares of

Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) would result in the beneficial ownership by the Investor and its affiliates of more than 9.99% of the then issued and outstanding Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than 24 hours) confirm orally or in writing to the Investor the amount of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required hereby and the application hereof.

(g)Excess Share Limitation. If the Company delivers any Purchase Notice for a Purchase Amount in excess of the limitations contained in this Section 2 or in excess of the number of shares of Common Stock registered pursuant to the Registration Rights Agreement, such Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Purchase Notice exceeds the number of Purchase Shares which the Company is permitted to include in such Purchase Notice in accordance herewith, and the Investor shall have no obligation to purchase such excess Purchase Shares with respect to such Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the number of Purchase Shares which the Company is permitted to include in such Purchase Notice.

(h)Adjustments for Shares. All share-related numbers contained in this Section 2 shall be adjusted to take into account any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction effected with respect to the Common Stock except as specifically stated herein.

3.    INVESTOR’S REPRESENTATIONS AND WARRANTIES.
    The Investor represents and warrants to the Company that as of the date hereof and as of the Commencement Date:
(a)    Organization, Authority. Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.
(b)    Investment Purpose. The Investor is acquiring the Purchase Shares as principal for its own account, not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Purchase Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Purchase Shares at any time pursuant to the Registration Statement described herein or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Purchase Shares hereunder in the ordinary course of its business.
(c)     Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.
(d)    Reliance on Exemptions. The Investor understands that the Purchase Shares may be offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Purchase Shares.
(e)    Information. The Investor understands that its investment in the Purchase Shares involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Purchase Shares including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Purchase Shares and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and other matters related to an investment in the Purchase Shares. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Section 4 below. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchase Shares.
(f)    No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchase Shares or the fairness or suitability of an investment in the Purchase Shares nor have such authorities passed upon or endorsed the merits of the offering of the Purchase Shares.
(g)    Transfer or Sale. The Investor understands that (i) the Purchase Shares may not be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Purchase Shares made in reliance on Rule 144 promulgated under the Securities Act (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Purchase Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(h)    Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(i)    Residency. The Investor is a resident of the State of Illinois.
(j)    No Short Selling. The Investor represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Investor, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company represents and warrants to the Investor, except as set forth in the disclosure schedules attached hereto, which exceptions shall be deemed to be a part of the representations and warranties made hereunder, that as of the date hereof and as of the Commencement Date:
(a)    Organization and Qualification. The Company and its Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor its Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The only direct and indirect subsidiary of the Company is Brickell Subsidiary, Inc., a Delaware corporation (the “Subsidiary”).
(b)    Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other Transaction Documents, and to issue the Purchase Shares in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, and the reservation for issuance and the issuance of Purchase Shares issuable under this Agreement from time to time, has been duly authorized by the Company’s Board of Directors. This Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company, and this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Board of Directors of the Company has approved the resolutions (the “Signing Resolutions”) substantially in the form agreed to by the Investor and its counsel to authorize this Agreement, the Registration Rights Agreement and the transactions contemplated hereby and thereby. The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect. The Company has delivered to the Investor a true and correct copy of a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. Except as set forth in this Agreement, no other approvals or consents of the Company’s Board of Directors, any authorized committee thereof, and/or stockholders is necessary under Applicable Laws and the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”) and/or the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”) to authorize the execution and delivery of this Agreement, the Registration Rights Agreement or any of the transactions contemplated hereby and thereby, including, but not limited to, the issuance of the Purchase Shares.
(c)    Capitalization. As of the date hereof, the authorized capital stock of the Company is set forth in Schedule 4(c) hereof. Except as disclosed in the SEC Documents (as defined below), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens, encumbrances and defects (“Liens”) suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or its Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or its Subsidiary is or may become bound to issue additional shares of capital stock of the Company or its Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or its Subsidiary, (iv) there are no agreements or arrangements under which the Company or its Subsidiary is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or its Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or its Subsidiary is or may become bound to redeem a security of the Company or its Subsidiary, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Purchase Shares as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has made available to the Investor true and correct copies of the Certificate of Incorporation, and the Bylaws, and summaries of the terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.
(d)    Issuance of Securities. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, Liens, charges, restrictions and rights of first refusal with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. 10,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement as Purchase Shares.
(e)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Certificate of Incorporation (including any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company) or the Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or its Subsidiary) or by which any property or asset of the Company or its Subsidiary is bound or affected, except in the case of conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation or default of or under (i) any provision of the Certificate of Incorporation or Bylaws or under any Subsidiary’s respective certificate or articles of incorporation, any certificate of designation, preferences and rights of any outstanding series of preferred stock, organizational charter or bylaws, respectively, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, which, in the case of clauses (ii) or (iii), would be reasonably expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act or applicable state securities laws and the rules and regulations of the Principal Market, the Company is not required to obtain any consent, Authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the

Transaction Documents in accordance with the terms hereof or thereof. Except as set forth elsewhere in this Agreement, all consents, Authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date.
(f)    SEC Documents; Financial Statements. Since August 31, 2019, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. None of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth in the SEC Documents, the Company has received no notices or correspondence from the SEC for the one year preceding the date hereof. The SEC has not commenced any enforcement proceedings against the Company or its Subsidiary.
(g)    Absence of Certain Changes. Except as disclosed in the SEC Documents, since August 31, 2019, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiary. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or its Subsidiary have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.
(h)    Absence of Litigation. Except as disclosed on Schedule 3(j), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or its Subsidiary, threatened against or affecting the Company, the Common Stock or any of the Company’s or its

Subsidiary’ officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect.
(i)    Acknowledgment Regarding Investor’s Status. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Purchase Shares. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.
(j)    No General Solicitation; No Integrated or Aggregated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Purchase Shares. Neither the Company, nor or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Purchase Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause the transactions contemplated hereby to be aggregated with prior offerings by the Company other than with the Investor in a manner that would require stockholder approval pursuant to the rules of the Principal Market. The issuance and sale of the Purchase Shares hereunder does not contravene the rules and regulations of the Principal Market.
(k)     Intellectual Property Rights. Except as disclosed in the SEC Documents, the Company and its Subsidiary own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as disclosed in the SEC Documents, none of the Company’s material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. Except as disclosed in the SEC Documents, the Company and its Subsidiary do not have any knowledge of any infringement by the Company or its Subsidiary of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its Subsidiary regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.
(l)    Environmental Laws. The Company and its Subsidiary (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(m)    Title. The Company and its Subsidiary own no real property. Except as disclosed in the SEC Documents, the Company and its Subsidiary have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiary, in each case free and clear of all Liens and, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiary are in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiary.
(n)    Insurance. The Company and its Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiary are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.
(o)    Regulatory Permits. The Company and its Subsidiary possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(p)    Tax Status. The Company and its Subsidiary has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and its Subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.
(q)    Transactions with Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the Company’s stockholders, the officers or directors of any stockholder of the Company, or any family member or affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that is required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.
(r)    Application of Takeover Protections. The Company and its Board of Directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Purchase Shares and the Investor’s ownership of the Purchase Shares.
(s)    Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents that will be timely publicly disclosed by the Company, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Documents. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting purchases and sales of securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investor regarding the Company, its business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company since August 31, 2019 taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.
(t)    Foreign Corrupt Practices. Neither the Company nor its Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiary and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. The operations of the Company and its Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. Neither the Company nor its Subsidiary, nor to the knowledge of the Company any of the directors, officers or employees, agents, affiliates or representatives of the Company or its Subsidiary, is an individual or entity that is, or is owned or controlled by an individual or entity that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Balkans, Belarus, Burma/Myanmar, Cote D’Ivoire, Cuba, Democratic Republic of Congo, Iran, Iraq, Liberia, Libya, North Korea, Sudan, Syria, Venezuela and Zimbabwe). Neither the Company nor its Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity: (i) to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or (ii) in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the transactions contemplated hereby, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor its Subsidiary has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
(u)    DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.
(v)    Accounting Controls; Sarbanes-Oxley. Except as disclosed in the SEC Documents, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Board of Directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules of the Principal Market (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable independence and other requirements of the Exchange Rules and the rules under the Exchange Act, and the Board of Directors has adopted a charter for the audit committee that satisfies the requirements of the Exchange Rules and the rules under the Exchange Act. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the SEC Documents which is not so described. The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of Applicable Laws (as defined below), including Section 402 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
(w)    Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 4(w), the Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(w) that may be due in connection with the transactions contemplated by the Transaction Documents.
(x)    Investment Company. The Company is not, and immediately after giving effect to the sale of the Purchase Shares in accordance with this Agreement and the application of the proceeds as described in the Registration Statement under the caption “Use of Proceeds,” will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(y)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the SEC is currently contemplating terminating such registration. Except as disclosed in the SEC Documents, the Company has not, in the twelve (12) months preceding the date hereof, received any notice from any Person to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. Except as disclosed in the SEC Documents, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
(z)    Accountants. The Company’s accountants are set forth in the SEC Documents and, to the knowledge of the Company, such accountants are an independent registered public accounting firm as required by the Securities Act.
(aa)    No Market Manipulation. The Company has not, and to its knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchase Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Purchase Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
(bb)    Shell Company Status. The Company is not currently, and has never been, an issuer identified in Rule 144(i)(1).
(cc)    Benefit Plans; Labor Matters. Each benefit and compensation plan, agreement, policy and arrangement that is currently maintained, administered or contributed to by the Company for current or former employees or directors of, or independent contractors with respect to, the Company has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, and the Company has complied in all material respects with all applicable statutes, orders, rules and regulations in regard to such plans, agreements, policies and arrangements. Each stock option granted under any current equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the market price per common share on the grant date of such option in accordance with the rules of the Principal Market, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; since August 31, 2019, each such option (i) was granted in compliance in all material respects with Applicable Laws and with the applicable Stock Plan(s), (ii) was duly approved by the Board of Directors or a duly authorized committee thereof, and (iii) has been (or will be, if granted after September 30, 2019) properly accounted for in the Company’s financial statements and disclosed, to the extent required, in the Company’s filings or submissions with the SEC, and the Principal Market. No labor problem or dispute with the employees of the Company exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors, that would have a Material Adverse Effect.
(dd)    Regulatory. Since August 31, 2019, except as described in the SEC Documents, the Company and its Subsidiary: (A) is and at all times has been in material compliance with all applicable U.S. and foreign statutes, rules, regulations, or guidance applicable to Company and its Subsidiary (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (B) have not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any federal, state, or foreign governmental or quasi-governmental authority having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possess all material Authorizations and such material Authorizations are valid and in full force and effect and are not in violation of any term of any such material Authorizations; (D) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations and have no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and the Company has no knowledge that any such Governmental Authority is considering such action; and (F) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or material Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission). Since August 31, 2019, to the Company’s knowledge, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company were and, if still pending, are, in all material respects, being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws, including, without limitation, the United States Federal Food, Drug and Cosmetic Act and the laws, rules and regulations of the Therapeutic Products Directorate, the European Medicines Agency, the European Commission’s

Enterprise Directorate General and the regulatory agencies within each Member State granting Marketing Authorization through the Mutual Recognition Procedure or any other federal, provincial, state, local or foreign governmental or quasi-governmental body exercising comparable authority; the descriptions of the results of such studies, tests and trials contained in the SEC Documents are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; the descriptions in the SEC Documents of the results of such clinical trials are consistent in all material respects with such results and to the Company’s knowledge there are no other studies or other clinical trials whose results are materially inconsistent with or otherwise materially call into question the results described or referred to in the SEC Documents; and the Company has not received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or its Subsidiary. The Company has concluded that it uses commercially reasonable efforts to review, from time to time, the progress and results of the studies, tests and preclinical and clinical trials and, based upon (i) the information provided to the Company by the third parties conducting such studies, tests, preclinical studies and clinical trials that are described in the SEC Documents and the Company’s review of such information, and (ii) the Company’s actual knowledge, the Company reasonably believes that the descriptions of the results of such studies, tests, preclinical studies and clinical trials are accurate and complete in all material respects.
(ee)    No Disqualification Events. None of the Company, any affiliated issuer, any current director, executive officer, other officer of the Company participating in the transactions contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.
(ff)    Absence of Schedules. In the event that on the date hereof, or the Commencement Date, the Company does not deliver any disclosure schedule contemplated by this Agreement, the Company hereby acknowledges and agrees that each such undelivered disclosure schedule shall be deemed to read as follows: “Nothing to Disclose.”
5.    COVENANTS.
(a)    Filing of Current Report and Registration Statement. The Company agrees that it shall, within the time required under the Exchange Act, file with the SEC a report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall also file with the SEC, by

August 17, 2020, a new registration statement (the “Registration Statement”) covering the resale of Purchase Shares in accordance with the terms of the Registration Rights Agreement (the “Registrable Securities”). The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report at least two (2) Business Days prior to its filing with the SEC, and the Company shall not file the Current Report or the Registration Statement with the SEC in a form to which the Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the final pre-filing draft version of the Current Report within one (1) Business Day from the date the Investor receives it from the Company.
(b)    Blue Sky. The Company shall take all such action, if any, as is reasonably necessary in order to obtain an exemption for or to register or qualify (i) the sale of the Purchase Shares to the Investor under this Agreement and (ii) any subsequent resale of all Purchase Shares by the Investor, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by the Investor from time to time, and shall provide evidence of any such action so taken to the Investor.
(c)    Listing/DTC. The Company shall promptly secure the listing of all of the Purchase Shares to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and upon each other national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed, and shall maintain, so long as any shares of Common Stock shall be so listed, such listing of all such Securities from time to time issuable hereunder. The Company shall maintain the listing of the Common Stock on the Principal Market and shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. Neither the Company nor its Subsidiary shall take any action that could reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Business Day, provide to the Investor copies of any notices it receives from any Person regarding the continued eligibility of the Common Stock for listing on the Principal Market; provided, however, that the Company shall not provide the Investor copies of any such notice that the Company reasonably believes constitutes material non-public information, and the Company would not be required to publicly disclose such notice in any report or statement filed with the SEC under the Exchange Act (including on Form 8-K) or the Securities Act. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(c). The Company shall take all action necessary to ensure that its Common Stock can be transferred electronically as DWAC Shares.
(d)    Prohibition of Short Sales and Hedging Transactions. The Investor agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11, the Investor and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

(e)    Due Diligence; Non-Public Information. The Investor shall have the right, from time to time as the Investor may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers and employees shall provide information and reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company. Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby in full compliance with applicable securities laws. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party. The Company confirms that neither it nor any other Person acting on its behalf shall provide the Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD under the Exchange Act. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company; provided the Investor shall have first provided notice to the Company that it believes it has received information that constitutes material, non-public information, the Company shall have at least twenty-four (24) hours to publicly disclose such material, non-public information prior to any such disclosure by the Investor, and the Company shall have failed to publicly disclose such material, non-public information within such time period. The Investor shall not have any liability to the Company, its Subsidiary, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure. The Company understands and confirms that the Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.
(f)     Purchase Records. The Investor and the Company shall each maintain records showing the remaining Available Amount at any given time and the dates and Purchase Amounts for each Regular Purchase, Accelerated Purchase and Additional Accelerated Purchase or shall use such other method, reasonably satisfactory to the Investor and the Company.
(g)    Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Investor made under this Agreement.
(h)    Aggregation. From and after the date of this Agreement, neither the Company, nor or any of its affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would cause this offering of the Securities by the Company to the Investor to be aggregated with other offerings by the Company other than with the Investor in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated, unless stockholder approval is obtained before the closing of such subsequent transaction in accordance with the rules of such Principal Market.
(i)    Use of Proceeds. The Company will use the net proceeds from the offering for any corporate purpose at the sole discretion of the Company.
(j)    Other Transactions. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Purchase Shares to the Investor in accordance with the terms of the Transaction Documents.
(k)    Integration. From and after the date of this Agreement, neither the Company, nor or any of its affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Purchase Shares under the Securities Act.
(l)    Limitation on Variable Rate Transactions. From and until the earlier of (i) thirty-six (36) months from the date hereof or (ii) eighteen (18) months following termination of this Agreement pursuant to Section 11, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or its Subsidiary of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction, other than in connection with an Exempt Issuance. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiary to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required. “Common Stock Equivalents” means any securities of the Company or its Subsidiary which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities (including, without limitation, pursuant to any “cashless exercise” provision), or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the

Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Common Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), or (B) that is subject to or contains any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line,” “at-the-market offering” that is not an Exempt Issuance or other continuous offering or similar offering of Common Stock or Common Stock Equivalents, whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price. “Exempt Issuance” means the issuance of (a) Common Stock, options, restricted stock units or other equity incentive awards to employees, officers, directors or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by the Board of Directors of the Company or a majority of the members of a committee of directors established for such purpose, (b) any Securities issued to the Investor pursuant to this Agreement, (c) shares of Common Stock, Common Stock Equivalents or other securities issued to the Investor pursuant to any other existing or future contract, agreement or arrangement between the Company and the Investor, (d) shares of Common Stock, Common Stock Equivalents or other securities upon the exercise, exchange or conversion of any shares of Common Stock, Common Stock Equivalents or other securities held by the Investor at any time, (e) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents issued and outstanding on the date hereof, provided that such securities or Common Stock Equivalents referred to in this clause (e) have not been amended since the date hereof to increase the number of such securities or Common Stock underlying such securities or to decrease the exercise price, exchange price or conversion price of such securities, (f) Common Stock Equivalents that are convertible into, exchangeable or exercisable for, or include the right to receive shares of Common Stock at a conversion price, exercise price, exchange rate or other price (which may be below the then current market price of the Common Stock) that is fixed at the time of initial issuance of such Common Stock Equivalents (subject only to standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), which fixed conversion price, exercise price, exchange rate or other price shall not at any time after the initial issuance of such Common Stock Equivalent be based upon or varying with the trading prices of or quotations for the Common Stock or subject to being reset at some future date, (g) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Board of Directors of the Company or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its Subsidiary, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (h) Common Stock issued pursuant to an “at-the-market offering” by the Company exclusively through a registered broker-dealer acting as agent of the Company pursuant to a written agreement between the Company and such registered broker-dealer or (i) securities (such as warrants) or Common Stock issued in connection with future financings or offerings of the Company, such as but not limited to, registered direct offerings, rights offerings, and confidentially marketed public offerings; provided such underlying transactions do not involve a Variable Rate Transaction.
6.    TRANSFER AGENT INSTRUCTIONS.
On the Commencement Date, the Company shall issue to the Transfer Agent, and any subsequent transfer agent, (i) irrevocable instructions in the form substantially similar to those used by the Investor in substantially similar transactions (the “Commencement Irrevocable Transfer Agent Instructions”) and (ii) the notice of effectiveness of the Registration Statement in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness of Registration Statement”), in each case to issue the Purchase Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. All Purchase Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than the Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement referred to in this Section 6 will be given by the Company to the Transfer Agent with respect to any of the Purchase Shares from and after Commencement, and the Purchase Shares covered by the Registration Statement shall otherwise be freely transferable on the books and records of the Company. The Company agrees that if the Company fails to fully comply with the provisions of this Section 6 within five (5) Business Days of the Investor providing the deliveries referred to above, the Company shall, at the Investor’s written instruction, purchase such shares of Common Stock containing the Restrictive Legend from the Investor at the greater of the (i) Purchase Price or Accelerated Purchase Price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.
7.    CONDITIONS TO THE COMPANY’S RIGHT TO COMMENCE
SALES OF SHARES OF COMMON STOCK.
The right of the Company hereunder to commence sales of the Purchase Shares on the Commencement Date is subject to the satisfaction of each of the following conditions:

(a)    The Investor shall have executed each of the Transaction Documents and delivered the same to the Company;
(b)    The Registration Statement covering the resale of the Registrable Securities as set forth in Section 5(a) shall have been declared effective under the Securities Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC;
(c)    The Purchase Shares to be issued by the Company to the Investor under the Transaction Documents shall have been approved for listing on the Principal Market in accordance with the applicable rules and regulations of the Principal Market, subject only to official notice of issuance; and
(d)    The representations and warranties of the Investor shall be true and correct in all material respects as of the date hereof and as of the Commencement Date as though made at that time.
8.    CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE SHARES OF COMMON STOCK.
The obligation of the Investor to buy Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or prior to the Commencement Date and, once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred:
(a)    The Company shall have executed each of the Transaction Documents and delivered the same to the Investor;
(b)    The Common Stock shall be listed or quoted on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market, and all Purchase to be issued by the Company to the Investor pursuant to this Agreement shall have been approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market, subject only to official notice of issuance;
(c)    The Investor shall have received the opinion letter and the negative assurances letter of the Company’s legal counsel dated as of the Commencement Date substantially in the form of Exhibit A attached hereto;
(d)    The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date hereof and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Investor shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as Exhibit B;
(e)    The Board of Directors of the Company shall have adopted the Signing Resolutions, which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date;
(f)    As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, (i) solely for the purpose of effecting purchases of Purchase Shares hereunder, 10,000,000 shares of Common Stock;
(g)    The Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement each shall have been delivered to and acknowledged in writing by the Company and the Company’s Transfer Agent (or any successor transfer agent);
(h)    The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware and a certificate or its equivalent evidencing the good standing of the Company as a foreign corporation in the State of California, issued by the Secretary of State of the State of California, and in any other jurisdiction where the Company is duly qualified to conduct business, in each case, as of a date within ten (10) Business Days of the Commencement Date;
(i)    The Company shall have delivered to the Investor a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) Business Days of the Commencement Date;
(j)    The Company shall have delivered to the Investor a secretary’s certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as Exhibit C;
(k)    The Registration Statement covering the resale of the Registrable Securities as set forth in Section 5(a), or an additional registration statement covering such additional Purchase Shares as the Company may elect to sell to the Investor pursuant to this Agreement, shall have been declared effective under the Securities Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC. The Company shall have prepared and filed with the SEC, not later than one (1) Business Day after the effective date of the Registration Statement, a final and complete prospectus (the preliminary form of which shall be included in the Registration Statement) and shall have delivered to the Investor a true and complete copy thereof. Such prospectus shall be current and available for the resale by the Investor of all of the Purchase Shares covered thereby. The Current Report shall have been filed with the SEC, as required pursuant to Section 5(a). All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC at or prior to the Commencement Date pursuant to the reporting requirements of the Exchange Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act;
(l)    No Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred;
(m)    All federal, state and local governmental laws, rules and regulations applicable to the transactions contemplated by the Transaction Documents and necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been complied with, and all consents, Authorizations and orders of, and all filings and registrations with, all federal, state and local courts or governmental agencies and all federal, state and local regulatory or self-regulatory agencies necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been obtained or made, including, without limitation, in each case those required under the Securities Act, the Exchange Act, applicable state securities or “Blue Sky” laws or applicable rules and regulations of the Principal Market, or otherwise required by the SEC, the Principal Market or any state securities regulators;
(n)    No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state, local or foreign court or Governmental Authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents; and
(o)    No action, suit or proceeding before any federal, state, local or foreign arbitrator or any court or Governmental Authority of competent jurisdiction shall have been commenced or threatened, and no inquiry or investigation by any federal, state, local or foreign Governmental Authority of competent jurisdiction shall have been commenced or threatened, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions; and
(p)    The Company shall have provided the Investor with the information requested by the Investor in connection with its due diligence requests in accordance with the terms of Section 5(e) hereof.
9.    INDEMNIFICATION.
In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Purchase Shares hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its affiliates, stockholders, officers, directors, members, managers, employees and direct or indirect investors and any of the foregoing Person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable and documented attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of or relating to: (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (d) any violation of the Securities Act, the Exchange Act, state securities or “Blue Sky” laws, or the rules and regulations of the Principal Market in connection with the transactions contemplated by the Transaction Documents by the Company or its Subsidiary, affiliates, officers, directors or employees, (e) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement or any amendment thereto or any omission or alleged omission to state therein, or in any document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (f) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement, or any omission or alleged omission to state therein, or in any document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (I) the indemnity contained in clause (c) of this Section 9 shall not apply to any Indemnified Liabilities which directly and primarily result from the fraud, gross negligence or willful misconduct of an Indemnitee, (II) the indemnity contained in clauses (d), (e) and (f) of this Section 9 shall not apply to any Indemnified Liabilities to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in any Registration Statement and (III) the indemnity in this Section 9 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, provided that no seller of Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Securities who was not guilty of fraudulent misrepresentation. Payment under this indemnification shall be made within thirty (30) days from the date the Indemnitee makes written request for it. A certificate containing reasonable detail as to the amount of such indemnification submitted to the Company by the Indemnitee shall be conclusive evidence, absent manifest error, of the amount due from the Company to the Indemnitee. If any action shall be brought against any Indemnitee with respect to which indemnity may be sought pursuant to this Agreement, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnitee. Any Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnitee, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.

10.    EVENTS OF DEFAULT.
An “Event of Default” shall be deemed to have occurred at any time as any of the following events occurs:
(a)    the effectiveness of a registration statement registering the resale of the Purchase Shares lapses for any reason (including, without limitation, the issuance of a stop order or similar order) or such registration statement (or the prospectus forming a part thereof) is unavailable to the Investor for resale of any or all of the Purchase Shares to be issued to the Investor under the Transaction Documents, and such lapse or unavailability continues for a period of ten (0) consecutive Business Days or for more than an aggregate of thirty (30) Business Days in any 365-day period, but excluding a lapse or unavailability where (i) the Company terminates a registration statement after the Investor has confirmed in writing that all of the Purchase Shares covered thereby have been resold or (ii) the Company supersedes one registration statement with another registration statement, including (without limitation) by terminating a prior registration statement when it is effectively replaced with a new registration statement covering Securities (provided in the case of this clause (ii) that all of the Purchase Shares covered by the superseded (or terminated) registration statement that have not theretofore been resold are included in the superseding (or new) registration statement);
(b)    the suspension of the Common Stock from trading on the Principal Market for a period of one (1) Business Day, provided that the Company may not direct the Investor to purchase any shares of Common Stock during any such suspension;
(c)    the delisting of the Common Stock from The NASDAQ Capital Market operated by the OTC Markets Group, Inc., provided, however, that the Common Stock is not immediately thereafter trading on the New York Stock Exchange, The NASDAQ Global Market, The NASDAQ Global Select Market, the NYSE American, the NYSE Arca, the OTC Bulletin Board or the OTCQB or OTCQX operated by the OTC Markets Group, Inc. (or nationally recognized successor to any of the foregoing);
(d)    If at any time after the Commencement Date, the Exchange Cap is exceeded unless and until stockholder approval is obtained pursuant to Section 2(e) hereof. The Exchange Cap shall be deemed to be exceeded at such time if, upon submission of a Purchase Notice under this Agreement, the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue under this Agreement without breaching the Company’s obligations under the rules or regulations of the Principal Market;
(e)    the failure for any reason by the Transfer Agent to issue Purchase Shares to the Investor within three (3) Business Days after the applicable Purchase Date, Accelerated Purchase Date or Additional Accelerated Purchase Date (as applicable) on which the Investor is entitled to receive such Purchase Shares;
(f)    the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach has or could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least five (5) Business Days;
(g)    if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;
(h)    if the Company is at any time insolvent, or, pursuant to or within the meaning of any Bankruptcy Law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors or is generally unable to pay its debts as the same become due;
(i)    a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any Subsidiary; or
(j)    if at any time the Company is not eligible to transfer its Common Stock electronically as DWAC Shares.
In addition to any other rights and remedies under applicable law and this Agreement, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would become an Event of Default, has occurred and is continuing, the Company shall not deliver to the Investor any Regular Purchase Notice or Accelerated Purchase Notice.

11.    TERMINATION
This Agreement may be terminated only as follows:
(a)    If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (any of which would be an Event of Default as described in Sections 10(g), 10(h) and 10(i) hereof), this Agreement shall automatically terminate without any liability or payment to the Company (except as set forth below) without further action or notice by any Person.
(b)    In the event that the Commencement shall not have occurred on or before April 30, 2020, due to the failure to satisfy the conditions set forth in Sections 7 and 8 above with respect to the Commencement, either the Company or the Investor shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any party to any other party (except as set forth below); provided, however, that the right to terminate this Agreement under this Section 11(b) shall not be available to any party if such party is then in breach of any covenant or agreement contained in this Agreement or any representation or warranty of such party contained in this Agreement fails to be true and correct such that the conditions set forth in Section 7(d) or Section 8(d), as applicable, could not then be satisfied.
(c)    At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a “Company Termination Notice”) to the Investor electing to terminate this Agreement without any liability whatsoever of any party to any other party under this Agreement (except as set forth below). The Company Termination Notice shall not be effective until one (1) Business Day after it has been received by the Investor.
(d)    This Agreement shall automatically terminate on the date that the Company sells and the Investor purchases the full Available Amount as provided herein, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).
(e)    If, for any reason or for no reason, the full Available Amount has not been purchased in accordance with Section 2 of this Agreement by the Maturity Date, this Agreement shall automatically terminate on the Maturity Date, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).
Except as set forth in Sections 11(a), with respect to an Event of Default under Sections 10(g), 10(h) and 10(i), 11(d) and 11(e), any termination of this Agreement pursuant to this Section 11 shall be effected by written notice from the Company to the Investor, or the Investor to the Company,

as the case may be, setting forth the basis for the termination hereof. The representations and warranties and covenants of the Company and the Investor contained in Sections 3, 4, 5, and 6 hereof, the indemnification provisions set forth in Section 9 hereof and the agreements and covenants set forth in Sections 10, 11 and 12 shall survive the Commencement and any termination of this Agreement. No termination of this Agreement shall (i) affect the Company’s or the Investor’s rights or obligations under (A) this Agreement with respect to pending Regular Purchases, Accelerated Purchases, and Additional Accelerated Purchases and the Company and the Investor shall complete their respective obligations with respect to any pending Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases under this Agreement and (B) the Registration Rights Agreement, which shall survive any such termination, or (ii) be deemed to release the Company or the Investor from any liability for intentional misrepresentation or willful breach of any of the Transaction Documents.
12.    MISCELLANEOUS.
(a)    Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois, County of Cook, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(b)    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.
(c)    Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
(d)    Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
(e)    Entire Agreement. The Transaction Documents supersede all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the subject matter thereof, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in the Transaction Documents.
(f)    Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:
If to the Company:
Brickell Biotech, Inc.
5777 Central Avenue, Suite 102
Boulder, CO 80301
Telephone:     720.505.4755
E-mail:        rbrown@brickellbio.com
Attention:     Robert Brown, Chief Executive Officer
With a copy to (which shall not constitute notice or service of process):

Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020

Telephone:     212.506.2275
E-mail:        apinedo@mayerbrown.com
Attention:     Anna Pinedo, Esq.

If to the Investor:
Lincoln Park Capital Fund, LLC
440 North Wells, Suite 410
Chicago, IL 60654
Telephone:    312.822.9300
Facsimile:    312.822.9301
E-mail:        jscheinfeld@lpcfunds.com/jcope@lpcfunds.com
Attention:    Josh Scheinfeld/Jonathan Cope
With a copy to (which shall not constitute notice or service of process):

K&L Gates, LLP
200 S. Biscayne Blvd., Ste. 3900
Miami, Florida 33131
Telephone:    305.539.3306
Facsimile:     305.358.7095
E-mail: clayton.parker@klgates.com
Attention:    Clayton E. Parker, Esq.

or at such other address, e-mail and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail account containing the time, date, and recipient facsimile number or e-mail address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
(g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by merger or consolidation. The Investor may not assign its rights or obligations under this Agreement.

(h)    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except as set forth in Section 9, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
(i)    Publicity. The Company shall afford the Investor and its counsel with the opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, SEC filing or any other public disclosure by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, not less than 24 hours prior to the issuance, filing or public disclosure thereof. The Investor must be provided with a final version of any such press release, SEC filing or other public disclosure at least 24 hours prior to any release, filing or use by the Company thereof. The Company agrees and acknowledges that its failure to fully comply with this provision constitutes a Material Adverse Effect.
(j)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to consummate and make effective, as soon as reasonably possible, the Commencement, and to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(k)    No Financial Advisor, Placement Agent, Broker or Finder. The Company represents and warrants to the Investor that, except as disclosed in Schedule 4(w), it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Investor represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out of pocket expenses) arising in connection with any such claim.
(l)    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
(m)    Remedies, Other Obligations, Breaches and Injunctive Relief. The Investor’s remedies provided in this Agreement, including, without limitation, the Investor’s remedies provided in Section 9, shall be cumulative and in addition to all other remedies available to the Investor under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Investor contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Investor’s right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
(n)    Enforcement Costs. If: (i) this Agreement is placed by the Investor in the hands of an attorney for enforcement or is enforced by the Investor through any legal proceeding; (ii) an attorney is retained to represent the Investor in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Investor in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Investor, as incurred by the Investor, all reasonable costs and expenses including attorneys’ fees incurred in connection therewith, in addition to all other amounts due hereunder.
(o)    Amendment and Waiver; Failure or Indulgence Not Waiver. No provision of this Agreement may be amended or waived by the parties from and after the date that is one (1) Business Day immediately preceding the filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

** Signature Page Follows **

IN WITNESS WHEREOF, the Investor and the Company have caused this Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY:

BRICKELL BIOTECH, INC.

By:	/s/ Robert Brown
Name: Robert Brown
Title: CEO

INVESTOR:

LINCOLN PARK CAPITAL FUND, LLC BY: LINCOLN PARK CAPITAL, LLC BY: ALEX NOAH INVESTORS, INC.

By:	/s/ Jonathan Cope
Name: Jonathan Cope
Title: President

SCHEDULES

Schedule 4(c)    Capitalization
Schedule 4(w)    Brokerage or Finder’s Fees

EXHIBITS

Exhibit A    Form of Company Counsel Opinion
Exhibit B    Form of Officer’s Certificate
Exhibit C    Form of Secretary’s Certificate

DISCLOSURE SCHEDULES

[***]

BRICKELL BIOTECH, INC.

The Board of Directors recommends you vote FOR the following nominees:

Nominees:	For	Withhold
1a. Robert B. Brown	☐	☐
1b. Dennison T. Veru	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5 and 6:

NOTE: The proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D35661-P48489

BRICKELL BIOTECH, INC.
Annual Meeting of Stockholders
April 19, 2021, 10:00 AM (Mountain Time)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert B. Brown and Andrew D. Sklawer, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Brickell Biotech, Inc.'s Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held April 19, 2021 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5 AND FOR PROPOSAL 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)